Individual and Group Variable, Fixed, and Market Value Adjusted Deferred Annuity Contracts Issued by Zurich American Life Insurance Company Through ZALICO Variable Annuity Separate Account		Prospectus May 1, 2018

Home Office 1299 Zurich Way Schaumburg, Illinois 60196 www.zurichamericanlifeinsurance.com	Service Center Scudder DestinationsSM Service Team PO Box 19097 Greenville, SC 29602-9097 Phone: 1-800-449-0523 (toll free) 8:30 a.m. to 6:00 p.m. Eastern Time M-F	Scudder DestinationsSM Annuity

This Prospectus describes the Scudder DestinationsSM Annuity, a variable, fixed and market value adjusted deferred annuity contract (the “Contract”) offered by Zurich American Life Insurance Company (“we” or “ZALICO”). The Contract is designed to provide annuity benefits for retirement that may or may not qualify for certain federal tax advantages. Depending on particular state requirements, the Contract may have been issued on a group or individual basis. The Contract is currently not being issued.

Investing in this Contract involves risk, including possible loss of some or all of your investment.

You may allocate Purchase Payments to one or more of the variable options or the Fixed Account Option, or the Market Value Adjustment (“MVA”) Option (the “MVA Option”) in states where an MVA is authorized. The availability of the Fixed Account Option and the MVA Option may be restricted in some states. The Contract currently offers 21 variable options, each of which is a Subaccount of ZALICO Variable Annuity Separate Account that invests solely in shares of one of the Portfolios listed below. Currently, you may choose to invest among the following Portfolios:

•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I Shares):
•	Invesco V.I. Managed Volatility Fund
•	The Alger Portfolios (Class I-2 Shares):
•	Alger Balanced Portfolio
•	Alger Capital Appreciation Portfolio
•	Deutsche Investments VIT Funds (Class A Shares):
•	Deutsche Equity 500 Index VIP
•	Deutsche Variable Series I (Class A Shares):
•	Deutsche Bond VIP
•	Deutsche Capital Growth VIP
•	Deutsche Global Small Cap VIP
•	Deutsche Core Equity VIP
•	Deutsche CROCI® International VIP
•	Deutsche Variable Series II (Class A Shares):
•	Deutsche Global Income Builder VIP
•	Deutsche Global Equity VIP
•	Deutsche Small Mid Cap Value VIP
•	Deutsche International Growth VIP (formerly Deutsche Global Growth VIP)[1]
•	Deutsche Government & Agency Securities VIP
•	Deutsche High Income VIP
•	Deutsche CROCI® U.S. VIP
•	Deutsche Government Money Market VIP
•	Deutsche Small Mid Cap Growth VIP
•	Deutsche Multisector Income VIP (formerly Deutsche Unconstrained Income VIP)[2]
•	Dreyfus Investment Portfolios (Initial Share Class):
•	Dreyfus Investment Portfolios, MidCap Stock Portfolio
•	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Share Class)

[1]	Effective October 1, 2017, Deutsche Global Growth VIP changed its name to Deutsche International Growth VIP.

[2]	Effective October 2, 2017, Deutsche Unconstrained Income VIP changed its name to Deutsche Multisector Income VIP.

We may add or delete Subaccounts and Portfolios in the future. The Contract Value that you allocate to any of the Subaccounts will vary, reflecting the investment experience of the Portfolio in which the selected Subaccount invests. The Contract Value that you allocate to the Fixed Account or one or more Guarantee Periods of the MVA Option accumulates interest at rates set in advance by ZALICO.

Please be aware that Market Value Adjustments are sensitive to changes in interest rates. If you withdraw money from a Guarantee Period before its term has expired, and during a period of rising interest rates, you likely will be assessed a negative Market Value Adjustment. In times of rising interest rates, the negative Market Value Adjustment could result in a substantial downward adjustment to your Contract Value. Before you take a withdrawal from a Guarantee Period, you should know its expiration date, and ask the Service Center to calculate whether a Market Value Adjustment will apply and how much it will be.

The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.

This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information (“SAI”) with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference in this Prospectus. You may obtain a free copy by contacting the Service Center. A table of contents for the SAI appears at the end of this Prospectus. You may also find this Prospectus and other information about the Separate Account required to be filed with the Securities and Exchange Commission (“SEC”) at the SEC’s web site at http://www.sec.gov.

The date of this Prospectus is May 1, 2018.

The Securities and Exchange Commission has not approved or disapproved the Contract or determined that this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a U.S. Federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

TABLE OF CONTENTS (CONTINUED)

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

Accumulated Guarantee Period Value—The sum of your Guarantee Period Values.

Accumulation Period—The period between the Date of Issue of a Contract and the Annuity Date.

Accumulation Unit—A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

Annuitant—The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

Annuity Date—The date on which annuity payments are to commence.

Annuity Option—One of several methods by which annuity payments can be made.

Annuity Period—The period starting on the Annuity Date.

Annuity Unit—A unit of measurement used to determine the amount of Variable Annuity payments.

Beneficiary—The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner prior to the Annuity Period.

Company (“we”, “us”, “our”, “ZALICO”)—Zurich American Life Insurance Company. Our Home Office is located at 1299 Zurich Way, Schaumburg, Illinois 60196. For Contract services, you may contact the Service Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097 or 1-800-449-0523.

Contract—A Variable, Fixed and Market Value Adjusted Annuity Contract offered on an individual or group basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract.

Contract Value—The sum of the values of your Separate Account Contract Value, Accumulated Guarantee Period Value and Fixed Account Contract Value.

Contract Year—Period between anniversaries of the Contract’s Date of Issue.

Contract Quarter—Periods between quarterly anniversaries of the Contract’s Date of Issue.

Contribution Year—Each one year period following the date a Purchase Payment is made.

Date of Issue—The date on which the first Contract Year commences.

Effective Date—The date that the endorsement to your Contract adding enhancements to the MVA Option (the “MVA Endorsement”) became effective, which is April 1, 2005.

Fixed Account—The General Account of ZALICO to which you may allocate all or a portion of Purchase Payments or Contract Value. We guarantee a minimum rate of interest on Purchase Payments allocated to the Fixed Account.

Fixed Account Contract Value—The value of your Contract interest in the Fixed Account.

Fixed Annuity—An annuity under which we guarantee the amount of each annuity payment; it does not vary with the investment experience of a Subaccount.

Fund or Funds—AIM Variable Insurance Funds (Invesco Variable Insurance Funds), The Alger Portfolios, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc., Deutsche Investments VIT Funds, Deutsche Variable Series I and Deutsche Variable Series II, including any Portfolios thereunder.

General Account—All our assets other than those allocated to any separate account.

Guaranteed Interest Rate—The rate of interest we establish for a given Guarantee Period.

Guarantee Period—The time during which we credit your allocation with a Guaranteed Interest Rate. Guarantee Periods may range from one to ten years, at our option. If you withdraw money from a Guarantee Period before its term has expired, you will be assessed a Market Value Adjustment.

Guarantee Period Value—The value of your Contract Value in a Guarantee Period is the sum of your: (1) Purchase Payment allocated or amount transferred to a Guarantee Period; plus (2) interest credited; minus (3) withdrawals, previously assessed Withdrawal Charges and transfers; and (4) as adjusted for any applicable Market Value Adjustment previously made.

Home Office—The address of our Home Office is 1299 Zurich Way, Schaumburg, Illinois 60196.

Market Adjusted Value—A Guarantee Period Value adjusted by the Market Value Adjustment formula on any date prior to the end of a Guarantee Period.

Market Value Adjustment (“MVA”)—An adjustment of amounts held in a Guarantee Period that we compute in accordance with the Market Value Adjustment formula in your Contract if you take a withdrawal prior to the end of that Guarantee Period. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period started. Any downward Market Value Adjustment is subject to the MVA Floor described in the MVA Endorsement issued on April 1, 2005 and described herein.

Non-Qualified Plan Contract—A Contract which does not receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Owner (“you”, “your”, “yours”)—The person designated in the Contract as having the privileges of ownership defined in the Contract.

Portfolio—A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Purchase Payments—Amounts paid to us by you or on your behalf.

Qualified Plan Contract—A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Separate Account—The ZALICO Variable Annuity Separate Account.

Separate Account Contract Value—The sum of your Subaccount Values.

Service Center—The address of our Service Center is Scudder Destinationssm Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. The overnight address is: Scudder Destinationssm Service Team, 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064. Concentrix Insurance Administration Solutions Corporation (formerly IBM Business Transformation Outsourcing Insurance Service Corporation) is the administrator of the Contract. You can call the Service Center toll-free at 1-800-449-0523.

Start Date—The later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

Subaccounts—The twenty-one subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios or Funds.

Subaccount Value—The value of your interest in each Subaccount.

Valuation Date—Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required.

Valuation Period—The interval of time between two consecutive Valuation Dates.

Variable Annuity—An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which you have an interest.

Withdrawal Charge—The “contingent deferred sales charge” assessed against certain withdrawals of Contract Value in the first seven Contribution Years after a Purchase Payment is made or against certain annuitizations of Contract Value in the first seven Contribution Years after a Purchase Payment is made.

Withdrawal Value—Contract Value, plus or minus any applicable Market Value Adjustment, less any premium tax payable if the Contract is being annuitized, minus any Withdrawal Charge applicable to that Contract.

SUMMARY

Because this is a summary, it does not contain all of the information that may be important. Read the entire Prospectus and Contract before deciding to invest.

The Contracts provide for investment on a tax-deferred basis and for payment of annuity benefits. Both Non-Qualified Plan and Qualified Plan Contracts are described in this Prospectus. The Contract was available to be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. The Contract is currently not being issued.

Subject to certain exceptions, the minimum subsequent Purchase Payment is $500. Any allocation you make to a Subaccount, Fixed Account or Guarantee Period must be at least $500. Effective on and after August 1, 2014, the maximum total Purchase Payments under the Contract is $10,000. Cumulative Purchase Payments in excess of $10,000 require our prior approval. We reserve the right to waive or modify the minimum and maximum initial and subsequent Purchase Payments limits.

Investment Options. The Contract permits you to allocate your Purchase Payments and transfer Contract Value to one or more Subaccounts listed on the cover page of this Prospectus. Each Subaccount invests in shares of a corresponding Portfolio or Fund. Contract Value that you allocate to a Subaccount varies with the investment experience of the Portfolio in which Subaccount invests.

You may also allocate Purchase Payments and transfer Contract Value into the Fixed Account. We guarantee that Purchase Payments allocated to the Fixed Account will earn no less than the minimum guaranteed rate. In our discretion, we may credit interest in excess of the minimum guaranteed rate.

The Contract also permits you to allocate your Purchase Payments and transfer Contract Value to one or more Guarantee Periods under the MVA Option. Amounts you allocate to one or more Guarantee Period will earn a guaranteed interest rate, but will be subject to a market value adjustment (MVA) and a possible surrender charge if you take a withdrawal before the end of the Guarantee Period. Please be aware that Market Value Adjustments are sensitive to changes in interest rates.

If you withdraw money from a Guarantee Period under the MVA Option before its term has expired, and during a period of rising interest rates, you likely will be assessed a negative Market Value Adjustment. In times of rising interest rates, the negative Market Value Adjustment could result in a substantial downward adjustment to your Contract Value. Before you take a withdrawal from a Guarantee Period, you should know its expiration date, and ask the Service Center to calculate whether a Market Value Adjustment will apply and how much it will be.

The MVA Option may not be available in all states. The MVA Option is only available during the Accumulation Period. We may limit the number of Guarantee Periods we offer at our discretion. We credit interest daily to amounts allocated to the MVA Option. We declare the rate at our sole discretion. We guarantee amounts allocated to the MVA Option at Guaranteed Interest Rates for the Guarantee Periods you select. These guaranteed amounts are subject to any applicable Withdrawal Charge, Market Value Adjustment or Records Maintenance Charge. We will not change a Guaranteed Interest Rate for the duration of the Guarantee Period. However, Guaranteed Interest Rates for subsequent Guarantee Periods are set at our discretion. At the end of a Guarantee Period, a new Guarantee Period for the same duration starts, unless you timely elect another Guarantee Period. The interests under the Contract relating to the MVA Option are not registered under the Securities Act of 1933 (“1933 Act”) and the insulated, nonunitized separate account supporting the MVA Option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”).

You bear the investment risk under the Contracts, including possible loss of principal, unless you allocate Contract Values to:

•

the MVA Option. Under the MVA Option, you are guaranteed to receive the Guaranteed Interest Rate over the duration of the Guarantee Period, unless you take a withdrawal before the end of the Guarantee Period. In case of premature withdrawal, you will be assessed a Market Value Adjustment, which, in times of rising interest rates, could have a substantial negative impact on your Contract Value.

•	the Fixed Account Option, wherein you are guaranteed to earn interest at a rate not less than the minimum guaranteed rate (See “Fixed Account Option”).

Transfers. The Contract permits you to transfer Contract Value between the Subaccounts before and after annuitization, subject to certain limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment unless effected within 30 days after the existing Guarantee Period ends. Restrictions apply to transfers out of the Fixed Account.

Withdrawals and Withdrawal Charges. You may withdraw Contract Value subject to Withdrawal Charges, any applicable Market Value Adjustment and other specified conditions. We do not deduct sales charges from Purchase Payments.

Each Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of Contract Value. If you withdraw a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge.

The Withdrawal Charge is:

•	7% in the first Contribution Year,

•	6% in the second Contribution Year,

•	5% in the third and fourth Contribution Years,

•	4% in the fifth Contribution Year,

•	3% in the sixth Contribution Year,

•	2% in the seventh Contribution Year, and

•	0% in the eighth Contribution Year and thereafter.

The Withdrawal Charge also applies at the annuitization of Accumulation Units in their seventh Contribution Year or earlier, except as set forth under “Withdrawal Charge.” Withdrawals may be subject to income tax, a 10% penalty tax, and other tax consequences. Withdrawals from Qualified Plan Contracts may be limited by the Internal Revenue Code (the “Code”).

Contract Charges. Contract charges include:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	Withdrawal Charge,

•	Guaranteed Retirement Income Benefit Rider Charge, if selected,

•	transfer charge,

•	investment management fees and other expenses, and

•	applicable state premium taxes.

In addition, the investment advisers to the Funds deduct varying charges from the assets of the Funds for which they provide investment advisory services.

The Contract was available for purchase in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. Effective on and after August 1, 2014, we will not accept rollovers or transfers into Qualified Plan Contracts. The Contract was also available for purchase in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans.

SUMMARY OF EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a partial withdrawal, annuitize the Contract, surrender the Contract, or transfer cash value between and among the Subaccounts, the Fixed Account, and the Guarantee Periods. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):	None
Maximum Withdrawal Charge[1] (as a percentage of Purchase Payments)	7%

Year of Withdrawal after Purchase Payments Made	Withdrawal Charge
First year	7.00%
Second year	6.00%
Third year	5.00%
Fourth year	5.00%
Fifth year	4.00%
Sixth year	3.00%
Seventh year	2.00%
Eighth year and following	0.00%
Maximum Transfer Fee	$25 [2]

[1]

A Contract Owner may withdraw up to the greater of (i) the excess of Contract Value over total Purchase Payments subject to a Withdrawal Charge less prior withdrawals that were previously assessed a Withdrawal Charge and (ii) 10% of the Contract Value in any Contract Year without assessment of any Withdrawal Charge. In certain circumstances we may reduce or waive the Withdrawal Charge. See “Withdrawal Charge.”

[2]	We reserve the right to charge a fee of $25 for each transfer of Contract Value in excess of 12 transfers per calendar year. See “Transfers During the Accumulation Period.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges other than Portfolio Expenses

Current
Annual Records Maintenance Charge[3]	$30

Separate Account Annual Expenses (as a percentage of average Separate Account Contract Value)

With the Standard Death Benefit Only
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%

Total Separate Account Annual Expense Charges[4]	1.40%

With the Optional Guaranteed Retirement Income Benefit
Mortality and Expense Risk Charge	1.25%
Optional Guaranteed Retirement Income Benefit[5]	0.25%
Administration Charge	0.15%

Total Separate Account Annual Expense Charges	1.65%

[3]

The records maintenance charge applies to Contracts with Contract Value less than $50,000 on the date of assessment. In certain circumstances we may reduce or waive the annual records maintenance charge. See “Records Maintenance Charge.”

[4]

If you annuitize the Contract on a variable basis, we will assess a daily Mortality and Expense Risk Charge and Administration Charge at an annual rate of 1.40% on the assets held in the Separate Account.

[5]

We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your rider remains in force, the 0.25% rider charge will continue to be deducted on the last business day of each contract quarter. The rider charge will be deducted prorata as a percentage of Contract Value from each Subaccount, Guarantee Period, and the Fixed Account in which you have Contract Value until you annuitize or surrender the Contract or the Annuitant reaches age 91, whichever comes first.

The following table shows the range of Fund fees and expenses for the fiscal year ended December 31, 2017. Expenses of the Funds may be higher or lower in the future. You can obtain more detailed information concerning each Fund’s fees and expenses in the prospectus for each Fund.

Range of Annual Operating Expenses for the Funds During 20171

	Lowest	Highest
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses, before any contractual waivers or reimbursements of fees and expenses)	0.34%	1.41%
Net Total Annual Fund Operating Expenses After Reimbursements and Waivers (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses, after any contractual waivers or reimbursements of fees and expenses)[2]	0.31%	1.14%

[1]

The Fund expenses used to prepare this table were provided to us by the Fund(s). We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2017. Current or future expenses may be greater or less than those shown.

[2]

The range of Net Total Annual Fund Operating Expenses After Reimbursements and Waivers takes into account contractual arrangements for those Funds that require a Fund’s investment adviser to reimburse or waive Fund expenses for a limited period of time ending no earlier than September 30, 2018. For more information about these arrangements, consult the prospectuses for the Funds.

The next table shows the fees and expenses charged by each Fund for the fiscal year ended December 31, 2017.

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)

(as a percentage of average daily net assets in the Funds as of December 31, 2017):

Name of Fund	Management Fees	12b-1 Fees	Other Expenses	Underlying Portfolio Expenses	Gross Total Annual Expenses	Contractual Waiver or Expense Reimburse- ment	Net Total Annual Expenses
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I Shares)
Invesco V.I. Managed Volatility Fund	0.60%	N/A	0.53%	0.01%	1.14%	N/A	1.14%
The Alger Portfolios (Class I-2 Shares)
Alger Balanced Portfolio	0.71%	N/A	0.46%	N/A	1.17%	N/A	1.17%
Alger Capital Appreciation Portfolio	0.81%	N/A	0.13%	N/A	0.94%	N/A	0.94%
Dreyfus Investment Portfolios (Initial Share Class)
Dreyfus Investment Portfolios, Mid Cap Stock Portfolio	0.75%	N/A	0.12%	N/A	0.87%	N/A	0.87%
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Share Class)[1]	0.60%	N/A	0.15%	N/A	0.75%	0.05%	0.70%
Deutsche Investments VIT Funds (Class A Shares)
Deutsche Equity 500 Index VIP[2]	0.20%	N/A	0.14%	N/A	0.34%	0.03%	0.31%
Deutsche Variable Series I (Class A Shares)
Deutsche Bond VIP[3]	0.39%	N/A	0.35%	N/A	0.74%	0.01%	0.73%
Deutsche Capital Growth VIP	0.37%	N/A	0.13%	N/A	0.50%	N/A	0.50%
Deutsche Global Small Cap VIP[4]	0.80%	N/A	0.28%	N/A	1.08%	0.30%	0.78%
Deutsche Core Equity	0.39%	N/A	0.18%	N/A	0.57%	N/A	0.57%
Deutsche CROCI® International VIP[5]	0.79%	N/A	0.31%	N/A	1.10%	0.20%	0.90%
Deutsche Variable Series II (Class A Shares)
Deutsche Global Income Builder	0.37%	N/A	0.26%	0.04%	0.67%	N/A	0.67%
Deutsche Global Equity VIP[6]	0.65%	N/A	0.41%	N/A	1.06%	0.13%	0.93%
Deutsche Small Mid Cap Value VIP[7]	0.65%	N/A	0.18%	N/A	0.83%	0.02%	0.81%
Deutsche International Growth VIP (formerly Deutsche Global Growth VIP)[8]	0.62%	N/A	0.71%	N/A	1.33%	0.52%	0.81%
Deutsche Government & Agency Securities VIP[9]	0.45%	N/A	0.42%	N/A	0.87%	0.31%	0.56%
Deutsche High Income VIP[10]	0.50%	N/A	0.28%	N/A	0.78%	0.09%	0.69%
Deutsche CROCI® U.S. VIP [11]	0.65%	N/A	0.17%	N/A	0.82%	0.09%	0.73%
Deutsche Government Money Market VIP	0.24%	N/A	0.24%	N/A	0.48%	N/A	0.48%
Deutsche Small Mid Cap Growth VIP	0.55%	N/A	0.20%	N/A	0.75%	N/A	0.75%
Deutsche Multisector Income VIP (formerly Deutsche Unconstrained Income VIP)[12]	0.55%	N/A	0.82%	0.04%	1.41%	0.72%	0.69%

[1]

The fund’s investment adviser, The Dreyfus Corporation, has contractually agreed, until May 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of neither class (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70%. On or after May 1, 2019, The Dreyfus Corporation may terminate this expense limitation at any time.

[2]

Through April 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses at a ratio no higher than 0.31% (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses, and acquired funds fees and expenses) for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.

[3]

Through April 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses at a ratio no higher than 0.73% (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses, and acquired funds fees and expenses) for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.

[4]

Effective October 1, 2017, “Management fee” has been restated to reflect the fund’s new management fee rate. Through April 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses at a ratio no higher than 0.78% (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses, and acquired funds fees and expenses) for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.

[5]

Through April 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses at a ratio no higher than 0.90% (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses, and acquired funds fees and expenses) for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.

[6]

Through April 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.93% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.

[7]

Through April 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.81% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.

[8]

Effective October 1, 2017, Deutsche Global Growth VIP changed its name to Deutsche International Growth VIP. Through April 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.81% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.

[9]

Through April 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.56% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.

[10]

Through April 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.69% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.

[11]

Through April 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.73% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.

[12]

Effective October 2, 2017, Deutsche Unconstrained Income VIP changed its name to Deutsche Multisector Income VIP. Through April 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and acquired funds fees and expenses) at a ratio no higher than 0.65% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds’ expenses in order to keep the Funds’ expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect until at least September 30, 2018. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Net Total Annual Fund Operating Expenses for all Funds after each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund’s prospectus.

THE FUNDS’ ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE ABOVE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee waivers or expense reimbursements. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,015	$1,457	$2,035	$3,414

(2)	a. If you annuitize your Contract at the end of the available time period under Annuity Option 2, 3, 4, or under Annuity Option 1 for a period of five years or more*:

1 year	3 years	5 years	10 years
$290	$902	$1558	$3,414

b.	If you annuitize your Contract at the end of the available time period under Annuity Option 1 for a period of less than five years*:

1 year	3 years	5 years	10 years
$1,015	$1,457	$2,035	$3,414

(3)	If you do not surrender or annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$290	$902	$1,558	$3,414

*	Withdrawal Charges do not apply if the Contract is annuitized under Annuity Option 2, 3 or 4, or under Annuity Option 1 for a period of five years or more. Withdrawal Charges do apply if the Contract is annuitized under Annuity Option 1 for a period of less than five years.

The Example is an illustration and does not represent past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. Similarly, your rate of return may be more or less than the 5% assumed rate in the Example.

The Example does not include the deduction of premium taxes, which may be assessed before or upon annuitization or any taxes or penalties you may be required to pay if you surrender your Contract.

The Records Maintenance Charge of $30 is reflected as an annual charge of 0.042% that is determined by dividing total Records Maintenance Charges collected during 2017 ($339,739) by total average net assets attributable to the Contract during 2017 ($812,187,317).

REDEMPTION FEES

A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Fund or Portfolio prospectus.

DISTRIBUTION COSTS

For information concerning the compensation we pay in relation to prior sale of the Contracts, see “Distribution of Contracts.”

CONDENSED FINANCIAL INFORMATION

In Appendix C, we have included a financial history of the accumulation unit values for the Subaccounts available under the Contract.

ZALICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUNDS

A. Zurich American Life Insurance Company

We were organized in 1947 and are a stock life insurance company organized under the laws of the State of Illinois. Our home office is located at 1299 Zurich Way, Schaumburg, Illinois 60196. For Contract services, you may contact us at the Service Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Zurich American Corporation, a non-operating holding company. Zurich American Corporation is an indirect wholly-owned subsidiary of Zurich Insurance Group Ltd., a Swiss holding company.

Effective August 22, 2010, Kemper Investors Life Insurance Company (“KILICO”), the insurance company that issued your Contract, changed its name to Zurich American Life Insurance Company, or ZALICO. The change in the name of the insurance company from KILICO to ZALICO does not change or alter any of the terms or provisions of your Contract. ZALICO will continue to honor all its obligations under your Contract. ZALICO remains organized under the laws of the State of Illinois. ZALICO continues to be a wholly-owned subsidiary of Zurich American Corporation and an indirect wholly-owned subsidiary of Zurich Insurance Group Ltd.

Effective September 3, 2003 (the “Closing Date”), ZALICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and ZALICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by ZALICO, including certain registered variable annuity contracts that are funded through the ZALICO Variable Annuity Separate Account (the “Separate Account”). These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”).

On July 3, 2006, Protective Life Insurance Company of Birmingham, Alabama (“Protective Life”), purchased Chase Insurance from JP Morgan Chase & Co. Effective April 1, 2007, Chase Insurance merged with and into Protective Life. Protective Life has reinsured 100% of the variable annuity business of Chase Insurance to Commonwealth Annuity and Life Insurance Company (formerly Allmerica Financial Life Insurance and Annuity Company), a subsidiary of Global Atlantic Life and Annuity, a division of Global Atlantic Financial Group.

These acquisitions, transfers and the coinsurance agreement do not relate directly to the Contracts, although certain other contracts issued by ZALICO and administered by Protective Life are supported by the Separate Account. Your rights and benefits and our obligations under the Contracts are not changed by these transactions and agreements.

Effective September 7, 2004, we transferred our customer services operations and the administration of the Contracts to IBM Business Transformation Outsourcing Insurance Service Corporation (“IBM Outsourcing”), in Greenville, South Carolina. IBM Outsourcing provides all of the services required for complete support and administration of your Contract, including processing all premium payments and all requests for transfers, partial withdrawals, surrenders and death benefits, responding to inquiries, and calculating accumulation unit values for your Contract and the Separate Account. On or about January 31, 2014, Concentrix Corporation, a wholly owned subsidiary of SYNNEX Corporation, acquired ownership of IBM Outsourcing. IBM Outsourcing changed its name to Concentrix Insurance Administration Solutions Corporation (“CIS”). Concentrix Corporation’s acquisition of IBM Outsourcing is not expected to change the administration of your Contract.

B. Risks of Managing General Account Assets

The assets we hold in our General Account are used to support the payment of the death benefit under the Contracts, as well as to support payments under the optional Guaranteed Retirement Income Benefit

(“GRIB rider”), as applicable. To the extent that ZALICO is required to pay you amounts under the death benefit or GRIB rider that are in addition to your Contract Value in the Separate Account, such amounts will come from our General Account assets. You should be aware that the General Account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, liquidity and credit risks. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent in the General Account’s investments.

C. Financial Condition of the Company

The benefits under the Contract are paid by ZALICO from its General Account assets and from your Contract Value held in the Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your Contract Value that you allocate to the Subaccounts of the Separate Account. Your Contract Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct (See ‘The Separate Account”).

Assets in the General Account. Allocations you make to the MVA Option and the Fixed Account are supported by the assets in our General Account (See “The MVA Option” and “Fixed Account Option”). Any guarantees under the Contract that exceed your Separate Account Contract Value, such as those associated with the death benefit and the GRIB rider, are paid from our General Account. Therefore, any benefits that we may be obligated to pay under the Contract in excess of Separate Account Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contract supported by it. We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Contract Owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. However, it is important to note that there is no assurance that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing and owning any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, as well as the loss in market value of these investments. We may also experience liquidity risk if our General Account assets cannot be readily converted into cash to meet obligations to our Contract Owners or to provide collateral necessary to finance our business operations.

How to Obtain More Information. We encourage our Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations—Division of Insurance, as well as the financial statements of the Separate Account (which are prepared in accordance with generally accepted accounting principles), are located in the Statement of Additional Information (“SAI”). The SAI is available at no charge by writing to our Service Center at the address on the cover page of this Prospectus, or by calling us at (800) 449-0523, or by visiting our website www.zurichamericanlifeinsurance.com). In addition, the SAI is available on the SEC’s website at http://www. sec.gov.

D. The Guarantee Periods of the MVA Option

During the Accumulation Period, you may allocate Purchase Payments and Contract Value to one or more Guarantee Periods of the MVA Option with durations generally of one to ten years. You may choose a different Guarantee Period by pre-authorized telephone instructions or by giving us written notice (See “Guarantee Periods of the MVA Option”). The MVA Option may not be available in all states. At our discretion, we may offer additional Guarantee Periods or limit the number of Guarantee Periods available to three.

The amounts you allocate to the MVA Option are invested under the laws regulating our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a “nonunitized” separate account. A non-unitized separate account is a separate account in which you do not participate in the performance of the assets held in the separate account. The assets of the non-unitized separate account are held to fund our guaranteed obligations. The “nonunitized” separate account is insulated, so that the assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business we may conduct. In addition, our General Account assets are available to fund benefits under the Contracts.

State insurance laws concerning the nature and quality of investments regulate our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments.

We consider the return available on the instruments in which Contract proceeds are invested when establishing Guaranteed Interest Rates. This return is only one of many factors considered in establishing Guaranteed Interest Rates. (See “The Accumulation Period-4. Establishment of Guaranteed Interest Rates.”)

Our investment strategy for the non-unitized separate account is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:

•	securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;

•

debt securities which have an investment grade, at the time of purchase, within the four highest grades assigned by Moody’s Investors Services, Inc. (“Moody’s”) (Aaa, Aa, A or Baa), Standard & Poor’s Corporation (“Standard & Poor’s”) (AAA, AA, A or BBB), or any other nationally recognized rating service;

•

other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody’s or Standard & Poor’s, are deemed by our management to have an investment quality comparable to securities which may be otherwise purchased; and

•	options and futures transactions on fixed income securities.

We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require.

E. The Separate Account

We established the ZALICO Variable Annuity Separate Account on May 29, 1981, pursuant to Illinois law as the KILICO Money Market Separate Account. The SEC does not supervise the management, investment practices or policies of the Separate Account or ZALICO.

As a result of KILICO changing its name to ZALICO in August 2010, on November 2, 2010, ZALICO changed the name of KILICO Variable Annuity Separate Account, the separate account supporting your Contract, to ZALICO Variable Annuity Separate Account. The change in the name of the Separate Account does not change the status, duties, or obligations of the ZALICO Variable Annuity Separate Account under federal or state laws. ZALICO Variable Annuity Separate Account remains registered with the SEC as a unit investment trust and remains subject to the same duties, obligations, and restrictions under the 1940 Act and state insurance laws.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

Twenty-one Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Funds or Portfolios. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions or under all Contracts.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as you request. All dividends and capital gains distributions received by the Separate Account from a Fund or Portfolio are reinvested in that Fund or Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Separate Account’s financial statements appear in the Statement of Additional Information.

The Portfolios, which sell their shares to the Subaccounts, may discontinue offering their shares to the Subaccounts. We will not discontinue a Subaccount available for investment without receiving the necessary approvals, if any, from the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the Separate Account.

F. The Funds

The Separate Account invests in shares of the following Funds:

•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

•	The Alger Portfolios

•	Deutsche Investments VIT Funds

•	Deutsche Variable Series I

•	Deutsche Variable Series II

•	Dreyfus Investment Portfolios

•	The Dreyfus Sustainable U.S. Equity Portfolio, Inc.

The Funds provide investment vehicles for variable life insurance and variable annuity contracts. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with us.

It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans from these arrangements. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

There can be no assurance that the Deutsche Government Money Market VIP portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Deutsche Government Money Market VIP Subaccount may become extremely low and possibly negative. You could lose money when invested in the Deutsche Government Money Market VIP Subaccount.

A Fund may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The following table summarizes each Fund/Portfolio’s investment objective and provides the name of each investment adviser.

Fund/Portfolio	Investment Objective and Investment Adviser
Alger Balanced Portfolio (Class I-2 Shares)	Seeks current income and long term capital appreciation. The Portfolio’s investment adviser is Fred Alger Management, Inc.

Alger Capital Appreciation Portfolio (Class I-2 Shares)	Seeks long term capital appreciation. The Portfolio’s investment adviser is Fred Alger Management, Inc.

Dreyfus Investment Portfolios, MidCap Stock Portfolio (Initial Share Class)	Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index (S&P 400). The Portfolio’s investment adviser is The Dreyfus Corporation.

Deutsche Global Income Builder VIP (Class A Shares)	The fund seeks to maximize income while maintaining prospects for capital appreciation. Deutsche Investment Management Americas Inc. is the investment advisor for the fund. Deutsche Alternative Asset Management (Global) Limited is the subadvisor for the fund.

Deutsche Bond VIP (Class A Shares)	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche Capital Growth VIP (Class A Shares)	The fund seeks to provide long-term growth of capital. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche Global Equity VIP (Class A Shares)	The fund seeks capital appreciation. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche Small Mid Cap Value VIP (Class A Shares)	The fund seeks long-term capital appreciation. Deutsche Investment Management Americas is the investment advisor for the fund.

Deutsche Equity 500 Index VIP (Class A Shares)*	The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies. Deutsche Investment Management Americas Inc. is the investment advisor for the fund. Northern Trust Investments, Inc. (“NTI”) is the subadvisor for the fund.

Fund/Portfolio	Investment Objective and Investment Adviser
Deutsche Global Small Cap VIP (Class A Shares)	The fund seeks above-average capital appreciation over the long term. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche International Growth VIP (formerly Deutsche Global Growth VIP) (Class A Shares)[1]	The fund seeks long-term capital growth. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche Government & Agency Securities VIP (Class A Shares)	The fund seeks high current income consistent with preservation of capital. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche Core Equity VIP (Class A Shares)	The fund seeks long-term growth of capital, current income and growth of income. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche High Income VIP (Class A Shares)	The fund seeks to provide a high level of current income. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche CROCI® International VIP (Class A Shares)	The fund seeks long-term growth of capital. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche CROCI® U.S. VIP (Class A Shares)	The fund seeks to achieve a high rate of total return. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche Government Money Market VIP (Class A Shares)	The fund seeks maximum current income to the extent consistent with stability of principal. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche Small Mid Cap Growth VIP (Class A Shares)	The fund seeks long-term capital appreciation. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche Multisector Income VIP (formerly Deutsche Unconstrained Income VIP) (Class A Shares)[2]	The fund seeks a high total return. Deutsche Investment Management Americas Inc. is the investment advisor for the fund. Deutsche Alternative Asset Management (Global) Limited is the subadvisor for the fund.

[1]	Effective October 1, 2017, Deutsche Global Growth VIP changed its name to Deutsche International Growth VIP.
[2]	Effective October 2, 2017, Deutsche Unconstrained Income VIP changed its name to Deutsche Multisector Income VIP.

Fund/Portfolio	Investment Objective and Investment Adviser
Invesco V.I. Managed Volatility Fund (Series I Shares)	Both capital appreciation and current income while managing portfolio volatility. The Portfolio’s investment adviser is Invesco Advisers, Inc.

The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (Initial Share Class)	Seeks long-term capital appreciation. The Portfolio’s investment adviser is The Dreyfus Corporation. Newton Investment Management (North America) Limited, an affiliate of The Dreyfus Corporation, is the Portfolio’s sub-adviser.

*

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s® 500,” “Standard and Poor’s MidCap 400®,” and “500” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Investment Management Americas Inc. the DWS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, and Standard & Poor’s® makes no representation regarding the advisability of investing in the Portfolio. Additional information may be found in the Portfolio’s statement of additional information.

The Portfolios may not achieve their stated objective. More detailed information, including a description of risks, fees and expenses involved in investing in the Portfolios is found in the Portfolios’ prospectuses accompanying this Prospectus and in the Portfolios’ statements of additional information, available from us upon request. You should read the Portfolio prospectuses carefully.

G. Selection of Funds

The Funds or Portfolios offered through the Contracts are selected by ZALICO, and ZALICO may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Fund or Portfolio or one of its service providers (e.g., the investment adviser, administrator and/or distributor) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Funds or Portfolios adviser was an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Contract Owners.

You are responsible for choosing to invest in the Subaccounts that, in turn, invest in the Funds or Portfolios. You are also responsible for choosing the amounts allocated to each Subaccount that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of Purchase Payments and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds or Portfolios that is available to you, including each Fund or Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund or Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Subaccounts in which to allocate Purchase Payments or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk that the Contract Value of your Contract may decline as a result of negative investment performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Funds or Portfolios available as variable options in the Contract.

Administrative, Marketing, and Support Services Fees. The Funds and Portfolios currently available for investment under the Contract do not charge 12b-1 fees.

We may receive payments from some of the Funds’ service providers in connection with certain administrative and other services we perform and expenses we incur. The amount of the payment is based on a percentage of the assets of the particular Funds attributable to the Contract and/or to certain other variable insurance products that we issue. These percentages currently range from .10% to .25%. Some service providers pay us more than others.

The chart below provides the current maximum percentages of fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to ZALICO

From the following Funds or their Service Providers:	Maximum % of assets*
AIM	.25%
Alger	.25%

From the following Funds or their Service Providers:	Maximum % of assets*
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.	.25%
Deutsche	.25%

*	Payments are based on a percentage of the average assets of each Fund owned by the Subaccounts available under this Contract and/or under certain other variable insurance products offered by our affiliates and us.

We may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds’ service providers with regard to other variable insurance products we issue. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or selling firms with wholesaling services to assist us in servicing the Contract, may pay us and/or certain affiliates and/or selling firms amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and to our affiliates.

Proceeds from these payments by the Funds or their service providers may be used for any corporate purpose, including payment of expenses that we and/or our affiliates incur in distributing and administering the Contracts, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Distribution of Contracts” in this Prospectus.

H. Change of Investments

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We may eliminate the shares of any of the Funds or Portfolios and substitute shares of another portfolio or of another investment company, if the shares of a Fund or Portfolio are no longer available for investment, or if in our judgment further investment in any Fund or Portfolio becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares attributable to your interest in a Subaccount without prior notice and the SEC’s prior approval, if required. The Separate Account may purchase other securities for other series or classes of contracts, or may permit a conversion between series or classes of contracts on the basis of requests made by Owners.

We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, in our discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under the 1940 Act in the event such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

FIXED ACCOUNT OPTION

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the 1933 Act, and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under the Fixed Account Option, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account and the MVA Option, unless we refer to fixed accumulation and annuity elements.

We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate not less than the minimum rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.

THE CONTRACTS

A. General Information.

This Contract is no longer offered for sale, although we continue to accept additional Purchase Payments under the Contract. The minimum additional Purchase Payment is $500 ($50 or more for IRAs). The minimum additional Purchase Payment is $100 if you authorize us to draw on an account via check or electronic debit. Effective on and after August 1, 2014, the maximum total Purchase Payments under the Contract is $10,000. Cumulative Purchase Payments in excess of $10,000 require our prior approval. We reserve the right to waive or modify the minimum and maximum initial and subsequent Purchase Payments limits. The Internal Revenue Code may also limit the maximum annual amount of Purchase Payments. An allocation to a Subaccount, the Fixed Account or a Guarantee Period must be at least $500.

Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract. For purposes of this Prospectus, the term

“Contract” refers both to certificates and to individual annuity contracts. The Contract was available to be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person.

We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

During the Accumulation Period, you may assign the Contract or change a Beneficiary at any time by signing our form and sending our form back to the Service Center completed and in good order. No assignment or Beneficiary change is binding on us until we receive our form in good order. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that the assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We assume no responsibility for the validity of the assignment or Beneficiary change. An assignment may subject you to immediate tax liability and a 10% tax penalty.

Amounts payable during the Annuity Period may not be assigned or encumbered. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the Annuitant’s debts or obligations.

You designate the Beneficiary. If you or the Annuitant die, and no designated Beneficiary or contingent beneficiary is alive at that time, we will pay your or the Annuitant’s estate.

Under a Qualified Plan Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Plan Contract may not be assigned.

B. The Accumulation Period.

1. Application of Purchase Payments.

You select how to allocate your Purchase Payments among the Subaccount(s), Guarantee Periods, and/or Fixed Account. The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as next computed after we receive the Purchase Payment in good order at the Service Center or the bank we have designated to receive Purchase Payments (“the bank”). Generally, we determine the value of an Accumulation Unit as of 4:00 p.m. Eastern Time on each day that the New York Stock Exchange (“NYSE”) is open for trading. Purchase Payments that we receive at the Service Center in good order after 4:00 p.m. Eastern Time will be priced using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE. Electronic payments received by wire or through electronic credit or debit transactions at the bank in good order after 4:00 p.m. Eastern Time will be priced using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE. Please contact the Service Center for wiring instructions or instructions on automatic electronic debiting.

Purchase Payments allocated to a Guarantee Period or to the Fixed Account begin earning interest one day after we receive them in good order at the Service Center or the bank. Upon receipt of a Purchase Payment in good order, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount’s Accumulation Unit value, as next computed after we receive the Purchase Payment.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Withdrawal Charge, the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge (See “CONTRACTS ISSUED BEFORE NOVEMBER 12, 2001”). The number of Accumulation Units is reduced when the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge are assessed.

2. Accumulation Unit Value.

Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units purchased is based on the Subaccount’s Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

(a divided by b) minus c, where:

“a” is:

•	the net asset value per share of the Portfolio held in the Subaccount as of the end of the current Valuation Period; plus

•	the per share amount of any dividend or capital gain distributions made by the Portfolio held in the Subaccount, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

•	a credit or charge for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

“b” is the net asset value per share of the Portfolio held in the Subaccount as of the end of the preceding Valuation Period; and

“c” is the factor representing asset-based charges (the mortality and expense risk and administration charges).

3. Guarantee Periods of the MVA Option.

You may allocate Purchase Payments to one or more Guarantee Periods with durations of one to ten years. Each Guarantee Period has a Guaranteed Interest Rate that will not change during the Guarantee Period. Interest is credited daily at the effective annual rate.

The following example illustrates how we credit Guarantee Period interest.

EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

Purchase Payment	$40,000.00

Guarantee Period	5 Years

Guaranteed Interest Rate	3.00% Effective Annual Rate

Year	Interest Credited During Year	Cumulative Interest Credited
1	$1,200.00	$1,200.00
2	1,236.00	2,436.00
3	1,273.08	3,709.08
4	1,311.27	5,020.35
5	1,350.61	6,370.96

Accumulated value at the end of 5 years is:

$40,000.00 + $6,370.96 = $46,370.96

Note: This example assumes that no withdrawals or transfers are made during the five-year period. If you make withdrawals or transfers during this period, Market Value Adjustments and Withdrawal Charges apply.

The hypothetical interest rate is not intended to predict future Guaranteed Interest Rates. Actual Guaranteed Interest Rates for any Guarantee Period may be more than those shown.

At the end of any Guarantee Period, we send written notice of the beginning of a new Guarantee Period. A new Guarantee Period for the same duration starts unless you elect another Guarantee Period within 30 days after the end of the terminating Guarantee Period. You may choose a different Guarantee Period by calling the Service Center or by mailing us written notice in good order. You should not select a new Guarantee Period extending beyond the Annuity Date. Otherwise, the Guarantee Period amount available for annuitization will be subject to Market Value Adjustments and may be subject to Withdrawal Charges. In a rising interest rate environment, the Market Value Adjustment could result in a substantial downward adjustment to your Contract Value. (See “Market Value Adjustment” and “Withdrawal Charge” below.)

The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.

You may call or write us at the Service Center for the new Guaranteed Interest Rates.

4. Establishment of Guaranteed Interest Rates.

We declare the Guaranteed Interest Rates for each of the durations of Guarantee Periods from time to time at our discretion. Once established, rates are guaranteed for the respective Guarantee Periods. We advise you of the Guaranteed Interest Rate for a chosen Guarantee Period when we receive a Purchase Payment, when a transfer is effectuated or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value are subject to Withdrawal Charges and Records Maintenance Charges and may be subject to a Market Value Adjustment. (See “Market Value Adjustment” below.)

We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See “The MVA Option”.) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses we bear, and general economic trends.

We make the final determination of the Guaranteed Interest Rates to be declared. We cannot predict or guarantee the level of future Guaranteed Interest Rates.

5. Contract Value.

On any Valuation Date, Contract Value equals the total of:

•	the number of Accumulation Units credited to each Subaccount, times

•	the value of a corresponding Accumulation Unit for each Subaccount, plus

•	your Accumulated Guarantee Period Value in the MVA Option, plus

•	your interest in the Fixed Account.

6. Transfers During the Accumulation Period.

During the Accumulation Period, you may transfer the Contract Value among the Subaccounts, the Guarantee Periods and the Fixed Account subject to the following provisions:

•	the amount transferred must be at least $100 unless the total Contract Value attributable to a Subaccount, Guarantee Period or Fixed Account is transferred;

•	the Contract Value remaining in a Subaccount, Guarantee Period or Fixed Account must be at least $500 unless the total value is transferred;

•	transfers may not be made from any Subaccount to the Fixed Account over the six months following any transfer from the Fixed Account into one or more Subaccounts;

•	transfers from the Fixed Account may be made one time during the Contract Year during the 30 days following an anniversary of a Contract Year; and

•	transfer requests we receive must be in good order.

We may charge a $25 fee for each transfer in excess of 12 transfers per calendar year. However, transfers made pursuant to the Asset Allocation and Dollar Cost Averaging programs do not count toward these 12 transfers. In addition, transfers of Guarantee Period Value are subject to Market Value Adjustment unless the transfer is made within 30 days of the end of the Guarantee Period. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.

We will make transfers pursuant to your mailed, faxed or telephone instructions that specify in detail the requested changes and are in good order. Transfers involving a Subaccount are based upon the Accumulation Unit values, as next calculated after we receive transfer instructions in good order at the Service Center. We may suspend, modify or terminate the transfer provision. We disclaim all liability if we follow in good faith instructions you give to us in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

Mail, Fax, and Telephone Access. You may request transfers in writing by mailing your request (in good order) to our Service Center, or by faxing your request (in good order) to our Service Center at 1-866-609-3962. You may also request transfers by telephone by calling our Service Center at 1-800-449-0523 and providing us with all required information.

Website Access. You may request transfers through our website. Our website address at www.zurichamericanlifeinsurance.com is available 24 hours a day. Our website will allow you to request transfers among the Subaccounts, Fixed Account, and the Guarantee Periods and inquire about your Contract. To use the website for access to your Contract information or to request transfers, you must enter your Contract number and Personal Identification Number (PIN), which you can obtain from our Service Center.

Pricing of Transfers. We will price any transfer request that we receive in good order at the Service Center (by mail, fax, or telephone) or through our website address before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time) using the Accumulation Unit values next determined at the end of that regular trading session of the NYSE.

And we will price any transfer request that we receive in good order at the Service Center (by mail, fax, or telephone) or through our website after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE.

E-mail Access. Currently, we do not allow transfer requests or withdrawals by e-mail. You may e-mail us through our website to request an address change or to inquire about your Contract. Please identify your Contract number in any transaction request or correspondence sent to us by e-mail.

Limitations on Transfers. The following transfers must be requested through standard first-class United States mail and must have an original signature:

•	transfers in excess of $250,000, per Contract, per day, and

•

transfers into and out of the Deutsche International Growth VIP (formerly Deutsche Global Growth VIP), the Deutsche Global Small Cap VIP, the Deutsche CROCI® International VIP or the Deutsche Global Equity VIP subaccounts in excess of $50,000, per Contract, per day.

These administrative procedures have been adopted under the Contract to protect the interests of the remaining Contract Owners from the adverse effects of frequent and large transfers into and out of variable annuity Subaccounts that can adversely affect the investment management of the underlying Funds or Portfolios.

We reserve the right to further amend the transfer procedures in the interest of protecting remaining Contract Owners.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

Additional Telephone, Fax, and Online Access Rules and Conditions. We will employ reasonable procedures to confirm that telephone, fax, e-mail and website instructions are genuine. Such procedures may include confirming that instructions are in good order, requiring forms of personal identification prior to acting upon any telephone, fax, e-mail and website instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions and saving fax, e-mail and website instructions received from you. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures that are designed to limit unauthorized use of the telephone, fax, e-mail and website privileges. Therefore, you bear the risk of loss in the event of a fraudulent telephone, fax, e-mail and website request.

In order to access our website or our automated customer response system, you will need to obtain a PIN by calling into the Service Center. You should protect your PIN, because the automated customer response system will be available to your representative of record and to anyone who provides your PIN. We will not be able to verify that the person providing electronic instructions is you or authorized by you.

We cannot guarantee that our telephone, fax, e-mail and website services will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone or fax service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of requests is unusually high, we might not be able to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or correspond in writing to our mailing address.

Transfer requests made in writing, by phone, by fax, or through our website must comply with our transfer provisions stated in this Prospectus. Any transfer requests that are not in good order or are not in compliance with these provisions will not be considered received at our Service Center. We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone, fax, and website transfer privilege) at any time, for any class of Contracts, for any reason.

Third Party Transfers. If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the authorized asset allocation program. However, we do not offer or participate in any asset allocation program and we take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party’s instructions at any time and may restrict the variable options available for transfer under third party authorizations.

Automatic Account Rebalancing. You may elect to have transfers made automatically among the Subaccounts on an annual, semiannual or quarterly basis so that Contract Value is reallocated to match the percentage allocations in your predefined allocation elections. Transfers under this program are not subject to the $100 minimum transfer limitation. Your election to participate in the automatic asset reallocation program must be in writing on our form and returned to us in good order.

7. Policy and Procedures Regarding Disruptive Trading and Market Timing.

Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract Owners, for the underlying Portfolios, and for other persons who have material rights under the Contract, such as insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); and

•	reduced investment performance due to adverse effects on Portfolio management by:

•	impeding a Portfolio manager’s ability to sustain an investment objective;

•	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or

•	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading in the Contract. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures.

Do not invest with us if you intend to engage in market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Contract, per day; and

•	transfers in excess of $50,000 per Contract, per day, into or out any of the following Subaccounts:

•	Deutsche International Growth VIP (formerly Deutsche Global Growth VIP),

•	Deutsche Global Small Cap VIP,

•	Deutsche CROCI® International VIP, or

•	Deutsche Global Equity VIP.

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail with an original signature. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;

•	limit the total number of transfers;

•	place further limits on the dollar amount that may be transfer;

•	require a minimum period of time between transfers; or

•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract Owners may be able to market time through the Contract, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, (2) if an underlying Portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Contract Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or

•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing and other Disruptive Trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Contact Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the Subaccounts available under the Contract, there is no assurance that we will be able to deter or detect market timing or Disruptive Trading by such Contract Owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or Disruptive Trading may be limited by decisions of state regulatory bodies and court order which we cannot predict.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolios and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying Fund or principal underwriter that obligates us to provide the Fund, upon written request, with information about you and your trading activities in the Fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the Fund identifies you as violating the frequent trading policies that the Fund has established for that Portfolio.

If we receive a premium payment from you with instructions to allocate it into a Fund that has directed us to restrict or prohibit your trades into the Fund, then we will request new allocation instructions from you. If you request a transfer into a Fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Contract Owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying Portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

8. Withdrawals During the Accumulation Period.

You may redeem some or all of the Contract Value, subject to any applicable Market Value Adjustment and minus any Withdrawal Charge. In a rising interest rate environment, the Market Value Adjustment could result in a substantial downward adjustment to your Contract Value.

Withdrawals will have tax consequences. (See “Federal Tax Considerations.”) A withdrawal of the entire Contract Value is called a surrender.

In any Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of the Contract Value.

See “Contract Charges and Expenses-Withdrawal Charge” for a discussion of the charges we deduct from partial withdrawals and surrenders.

If your Contract Value is allocated to more than one Subaccounts, you must specify the Subaccount(s) from which you want us to take the partial withdrawal. If you do not specify the Subaccount(s), we will redeem Accumulation Units on a pro rata basis from all Subaccount(s) in which you have an interest. Accumulation Units attributable to the earliest Contribution Years are redeemed first.

Partial withdrawals are subject to the following:

•	Partial withdrawals are not permitted from the Fixed Account in the first Contract Year.

•	The minimum withdrawal is $ 100 (before any Market Value Adjustment), or your entire interest in the variable option(s) from which withdrawal is requested.

•	You must leave at least $500 in each Subaccount from which the withdrawal is requested, unless the total value is withdrawn.

A request to withdraw shall be made in writing (in good order) to us at the Service Center and should be accompanied by the Contract if surrender is requested. You may request a surrender or partial withdrawal in writing by mailing your request (in good order) to our Service Center. All requests for surrender or partial withdrawal must be submitted in writing with a signature guarantee.

Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values, as calculated after we receive the request. We will price any partial withdrawal or surrender request that we receive in good order at the Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time) using the Accumulation Unit values next determined at the end of that regular trading session of the NYSE. We will price any partial withdrawal or surrender request that we receive in good order at the Service Center after the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time), using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE. The Withdrawal Value attributable to the Subaccounts is paid within seven days after we receive the request. However, we may suspend withdrawals or delay payment:

•	during any period when the New York Stock Exchange is closed,

•	when trading in a Fund or Portfolio is restricted or the SEC determines that an emergency exists, or

•	as the SEC by order may permit.

If, pursuant to SEC rules, the Deutsche Government Money Market VIP Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Deutsche Government Money Market VIP Subaccount until the Portfolio no longer suspends such payments.

For withdrawal requests from the MVA Option and the Fixed Account, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current Guaranteed Interest Rate for the same Guarantee Period.

Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, your Contract, and transactions under your Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers. (See “Federal Tax Considerations.”)

A participant in the Texas Optional Retirement Program (“ORP”) must obtain a certificate of termination from the participant’s employer before a Contract can be redeemed. The Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures.

Other types of Qualified Plan Contracts also may be subject to withdrawal restrictions under the Code or the terms of the Qualified Plan. You should consult your tax adviser and your plan sponsor regarding such restrictions. To the extent that you request a transaction with respect to your Qualified Plan Contract that requires us to share confidential information about you in order to comply with the rules under the Code or the plan governing your Qualified Contract, you consent to such information sharing by requesting the transaction.

9. Market Value Adjustment.

Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected within 30 days after a Guarantee Period ends, may be adjusted up or down by a Market Value Adjustment. We calculate and apply the Market Value Adjustment before we calculate and deduct the Withdrawal Charge.

The Market Value Adjustment reflects the relationship between (a) the currently established interest rate (“Current Interest Rate”) for a Guarantee Period equal to the remaining length of the Guarantee

Period, rounded to the next higher number of complete years, and (b) the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Guarantee Period Value and results in a lower payment. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Guarantee Period Value and results in a higher payment.

Please be aware that Market Value Adjustments are sensitive to changes in interest rates. If you withdraw money from a Guarantee Period before its term has expired, and during a period of rising interest rates, you likely will be assessed a negative Market Value Adjustment. In times of rising interest rates, the negative Market Value Adjustment could result in a substantial downward adjustment to your Contract Value. Before you take a withdrawal from a Guarantee Period, you should know its expiration date, and ask the Service Center to calculate whether a Market Value Adjustment will apply and how much it will be.

MVA Endorsement Adding the MVA Floor. Effective April 1, 2005 (the “Effective Date”), we amended your Contract or certificate by putting a “floor” on the Market Value Adjustment feature and increasing the Guaranteed Interest Rate to 3% on all Guarantee Period Values. For this to occur, we issued an endorsement to your Contract or certificate (the “MVA Endorsement”).

The MVA Endorsement enhanced the MVA formula for your Contract by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after the Effective Date of the MVA Endorsement. The “floor” ensures that, regardless of any changes in interest rates, if you withdraw or transfer money from a Guarantee Period before it expires and after the Start Date, then you will receive a return on your Guarantee Period Value as of the Start Date (before any deductions for Contract charges) that will not be less than the Contract’s new minimum Guaranteed Interest Rate of 3% per annum. The Start Date is the later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

In applying the MVA formula, each amount allocated to a different Guarantee Period or allocated at different times will be considered separately.

The specific terms of this change to your Contract are described in the MVA Endorsement.

As a result of the issuance of the MVA Endorsement, the interests under the Contract relating to the MVA Option are no longer securities registered under the Securities Act of 1933.

The Market Value Adjustment (MVA) uses this formula:

Where:

“I” is the Guaranteed Interest Rate being credited to the Guarantee Period Value (GPV) subject to the Market Value Adjustment,

“J” is the Current Interest Rate we declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the balance of the Guarantee Period for the Guarantee Period Value subject to the Market Value Adjustment, rounded to the next higher number of complete years, and

“t” is the number of days remaining in the Guarantee Period.

Any downward Market Value Adjustment is limited by the MVA “floor” described above.

For an illustration of the new “floor” on a downward Market Value Adjustment, as well as an upward Market Value Adjustment, see Appendix A.

10. Guaranteed Death Benefit.

We pay a death benefit to the Beneficiary if any of the following occurs during the Accumulation Period:

•	the Owner, or a joint owner, dies,

•	the Annuitant dies with no living contingent annuitant, or

•	the contingent annuitant dies after the Annuitant.

Each Beneficiary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the Subaccounts until the payment of the death benefit. The amount of the death benefit depends on the age of the deceased Owner or Annuitant when the death benefit becomes payable.

If the deceased Owner or Annuitant dies before age 91, we will pay the Beneficiary the greatest of the following less debt:

•	Contract Value,

•

Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the deceased’s age 80 or the date of death, plus Purchase Payments minus all withdrawals from age 80 to the date of death, or

•	the greatest anniversary value before death.

The greatest anniversary value equals:

•	the highest of the Contract Values on each contract anniversary prior to the deceased’s age 81, plus the dollar amount of any Purchase Payments made since that anniversary minus

•	withdrawals since that anniversary.

We pay Contract Value to the Beneficiary if an Owner or Annuitant dies after age 91. The Owner or Beneficiary (unless the Owner has already elected an Annuity Option), as appropriate, may elect to have all or a part of the death benefit proceeds paid to the Beneficiary under one of the Annuity Options described under “Annuity Options” below. The death benefit must be distributed within five years after the date of death unless an Annuity Option is elected or a surviving spouse elects to continue the Contract in accordance with the provisions described below.

Note: The right of a spouse to continue the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under the Federal Defense of Marriage Act, or any other applicable Federal law. The Supreme Court in United States v Windsor invalidated the limitation of marriage to opposite-sex couples in the federal Defense of Marriage Act (“DOMA”). In Obergefell v. Hodges, the U.S. Supreme Court required all states to issue marriage licenses to same-sex couples and to recognize same-sex marriages validly performed in other jurisdictions. Under current Federal law, a prospective or current Owner who has entered into or is contemplating a civil union or a same sex marriage should be aware that the rights of the spouse under the spousal continuation provisions of this Contract will not be available to such partner or same sex marriage spouse.

For Non-Qualified Plan Contracts or Individual Retirement Annuities, if the Beneficiary is the Owner’s surviving spouse (as defined under Federal law) (or the Annuitant’s surviving spouse if the Owner is not a natural person), the surviving spouse may elect to continue the Contract in lieu of taking a death benefit distribution.

The spouse will become the successor Owner of the Contract subject to the following:

•	The Contract Value will be increased to reflect the amount of the death benefit. The difference will be credited to the Deutsche Government Money Market VIP Subaccount.

•	No Withdrawal Charges will apply on existing values in the Contract. However, Purchase Payments made after the original owner’s death are subject to Withdrawal Charges.

•

Upon the death of the surviving spouse, the death benefit will be calculated from the time that the election to continue the Contract is made. A subsequent spouse of the surviving spouse will not be able to continue the Contract.

The above option is subject to availability of this feature in your state.

As an alternative to the above election, the surviving spouse may elect to continue a Non-Qualified Plan Contract or an Individual Retirement Annuity without receiving the increase in Contract Value attributable to the death benefit. In this case, all rights, benefits and charges under the Contract will continue including any applicable Withdrawal Charges.

CONTRACT CHARGES AND EXPENSES

This section describes the charges and deductions that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Contract may result in a profit to us.

We deduct the following charges and expenses:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	Withdrawal Charge,

•	Guaranteed Retirement Income Benefit Rider Charge, if any,

•	transfer charge,

•	investment management fees and other expenses, and

•	applicable state premium taxes.

Subject to certain expense limitations, you indirectly bear investment management fees and other Fund expenses.

A. Charges Against The Separate Account.

1. Mortality and Expense Risk Charge.

We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.25% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur. If you annuitize the Contract on a variable basis, we will continue to assess a daily Mortality and Expense Risk Charge at an annual rate of 1.25% against the assets you hold in the Separate Account.

The mortality risk we assume arises from two contractual obligations. First, if you or the Annuitant die before age 91 and before the Annuity Date, we may, in some cases, pay more than Contract Value. (See “Guaranteed Death Benefit”, above.) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administrative cost portion of the daily asset charge.

2. Administration Charge.

We assess each Subaccount a daily administration charge at a rate of 0.15% per annum. This charge reimburses us for expenses incurred for administering the Contracts. These expenses include Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administration charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular Contract. If you annuitize the Contract on a variable basis, we will continue to assess a daily Administration Charge at an annual rate of 0.15% against the assets you hold in the Separate Account.

3. Records Maintenance Charge.

We deduct an annual Records Maintenance Charge of $30 during the Accumulation Period. The charge is assessed:

•	at the end of each Contract Year,

•	on Contract surrender, and

•	upon annuitization.

However, we do not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date. Except as described in the Exceptions section of this Prospectus (see “CONTRACT CHARGES AND EXPENSES—Charges Against The Separate Account—9. Exceptions”), there are no other waivers of or reductions in the Records Maintenance Charge.

This charge reimburses us for the expenses of establishing and maintaining Contract records. The Records Maintenance Charge reduces the net assets of each Subaccount, Guarantee Period and the Fixed Account. The Records Maintenance Charge is assessed equally among all Subaccounts in which you have an interest.

If your Contract Value is less than the $30 Records Maintenance Charge on the anniversary of your Contract’s date of issue when the Records Maintenance Charge is assessed, your Contract and any applicable riders (including, but not limited to, the GRIB rider) will terminate, without value and without further notice, on that date. If your Contract has the GRIB rider, permitting the Contract to terminate without value will result in the GRIB rider also terminating along with any accumulated benefits. You should consult your financial advisor and make sure that you fully understand the impact that permitting your Contract to terminate without value will have on your GRIB rider benefits.

If your Contract Value is less than $30 on the anniversary of your Contract’s date of issue when the Records Maintenance Charge is assessed, you can avoid having your Contract and any applicable riders terminate, without value and without further notice, by making additional Purchase Payments into your Contract before the Records Maintenance Charge is assessed. The minimum additional Purchase Payment is $500 ($50 or more for IRAs; $100 if you authorize us to draw on an account via check or electronic debit). See “THE CONTRACTS—General Information”. Your additional Purchase Payments are subject to all applicable charges, such as applicable state premium taxes.

4. Withdrawal Charge.

We deduct a Withdrawal Charge to cover Contract sales expenses, including commissions and other promotion and acquisition expenses.

Each Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of the Contract Value.

If you withdraw a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge applies in the first seven Contribution Years following each Purchase Payment as follows:

Contribution Year	Withdrawal Charge
First	7%
Second	6%
Third	5%
Fourth	5%
Fifth	4%
Sixth	3%
Seventh	2%
Eighth and following	0%

Purchase Payments are deemed surrendered in the order in which they were received.

When a withdrawal is requested in good order, you receive a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge, plus the dollar amount sent to you.

Because Contribution Years are based on the date each Purchase Payment is made, you may be subject to a Withdrawal Charge, even though the Contract may have been issued many years earlier. (For additional details, see “Withdrawals During the Accumulation Period.”)

Subject to certain exceptions and state approvals, Withdrawal Charges are not assessed on withdrawals:

•	after you have been confined in a hospital or skilled health care facility for at least 30 days and you remain confined at the time of the request;

•	within 30 days following your discharge from a hospital or skilled health care facility after a confinement of at least 30 days; or

•	if you or the Annuitant become disabled after the Contract is issued and before age 65.

Restrictions and provisions related to the nursing care or hospitalization disability waivers are described in Contract endorsements.

The Withdrawal Charge compensates us for Contract distribution expenses, which include the payment of on-going trail commissions to selling firms (See “Distribution of Contracts”). Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. We may use our general assets to pay distribution expenses. Those assets may include proceeds from the mortality and expense risk charge.

The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their seventh Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if you select Annuity Options 2, 3 or 4 or if payments under Annuity Option 1 are scheduled to continue for at least five years. See “The Annuity Period-Annuity Options” for a discussion of the Annuity Options available.

5. Optional Guaranteed Retirement Income Benefit (“GRIB”) Rider Charge.

If you have selected the GRIB rider and it is in force, we will deduct an annual charge of 0.25% of Contract Value for this rider. We deduct a prorata portion of the charge on the last business day of each calendar quarter. This quarterly charge is deducted from each Subaccount, each Guarantee Period and the Fixed Account in which you have value based on the proportion that the value you have in each account bears to your total Contract Value. If the GRIB rider is not exercised by the Annuitant’s age 91, the GRIB terminates without value on that date. Contract Owners must exercise the GRIB rider no later than the Contract anniversary before the Annuitant’s age 91. We do not charge for this rider after the Annuitant’s 91st birthday. We do not assess the GRIB Charge after you annuitize your Contract.

6. Transfer Charge.

We currently allow you to make unlimited transfers without charge. We reserve the right to assess a transfer fee of $25 for the thirteenth and each subsequent transfer during a Contract Year.

7. Investment Management Fees and Other Expenses.

Each Fund or Portfolio’s net asset value may reflect the deduction of investment management fees, Rule 12b-1 fees and general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. (See “Summary of Expenses.”) For 2017, total annual investment management fees and expenses for the Funds and Portfolios offered through the Contracts ranged from 0.31% to 1.14% of average daily Portfolio assets. Further detail is provided in the attached prospectuses for the Funds or Portfolios and the Portfolios’ or Funds’ statements of additional information.

Redemption Fees. A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Fund or Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Fund or Portfolio’s redemption fee, see the Fund or Portfolio prospectus.

8. State and Local Government Premium Taxes.

Certain state and local governments impose a premium tax of up to 3.5% of Purchase Payments which, depending on the state, is paid by us at the time we receive a Purchase Payment from you or at the time you annuitize your Contract. If you live in a state where we pay premium tax at the time we receive a Purchase Payment from you (Florida, Maine, South Dakota, West Virginia, and Wyoming), we reserve the right to deduct the amount of the premium tax payable from your Contract Value at the time we receive your Purchase Payment. If you live in a state where we pay premium tax when you annuitize your Contract (California and Nevada), we will deduct the amount of the premium tax payable from your Contract Value (if you annuitize under the standard feature in your Contract) or from your GRIB base (if you annuitize under the GRIB rider). We will take this deduction at the time of annuitization of your Contract. In no event will this deduction for premium tax exceed the amount of your Contract Value at the time of annuitization. The charge we deduct for premium tax will never exceed the amount of premium tax we have paid to your state on your Purchase Payments. See “Appendix A-State and Local Government Premium Tax Chart” in the Statement of Additional Information.

9. Exceptions.

We may decrease the mortality and expense risk charge, the administration charge, and the Records Maintenance Charge without notice. However, we guarantee that they will not increase. We bear the risk that those charges will not cover our costs. On the other hand, should the charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.

We may also reduce or waive charges, including but not limited to, the Records Maintenance Charge, the Withdrawal Charge, and mortality and expense risk and administration charges, for certain sales that may result in cost savings, such as those where we incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. We may also reduce or waive charges and/or credit additional amounts on Contracts issued to:

•

employees and registered representatives (and their families) of broker-dealers (or their affiliated financial institutions) that have entered into selling group agreements with BFP Securities, LLC (“BFPS”), and

•

officers, directors and employees (and their families) of ZALICO, Deutsche Investments VIT Funds and Deutsche Variable Series I and II, their investment advisers and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.

Reductions in these charges will not unfairly discriminate against any Owner.

THE ANNUITY PERIOD

Contracts may be annuitized under one of several Annuity Options. Annuity payments begin on the Annuity Date and under the selected Annuity Option. The Annuity Date must be at least one year after the Date of Issue. Subject to state variation, the Annuity Date may not be deferred beyond the later of the Annuitant’s 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or ten years after the Date of Issue. However, annuitization will be delayed beyond the Annuity Date if we are making systematic withdrawals based on your life expectancy. In this case, annuitization begins when life expectancy withdrawals are stopped.

You may elect to receive annuity payments on a fixed or variable basis, or a combination. Keep in mind that, on the Annuity Date, any of your Contract Value being held in the Fixed Account or allocated to a Guarantee Period will be annuitized on a fixed basis. (The MVA Option is not available during the Annuity Period.) Any of your Contract Value being held in the Separate Account will be annuitized on a variable basis. If you annuitize on a variable basis, we will assess a daily mortality and expense risk charge and an administration charge at an annual rate of 1.40% against your assets invested in the Separate Account.

Special annuitization rules apply if you purchased the GRIB rider. (See “CONTRACTS ISSUED BEFORE NOVEMBER 12, 2001” below.)

A. Annuity Payments.

Annuity payments are based on:

•	the annuity table specified in the Contract,

•	the selected Annuity Option, and

•	the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit’s value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly. If you annuitize under Option 1 for a period of less than 5 years, your annuity payments will be subject to a Withdrawal Charge. (For additional details, see “Withdrawal Charge.”)

B. Annuity Options.

You may elect one of the Contract’s Annuity Options. You may decide at any time (subject to the provisions of your retirement plan, if applicable, and state variations) to begin annuity payments before the Annuitant’s 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or within ten years after the Date of Issue, whichever is later. You may change the Annuity Option before the Annuity Date. If you do not elect an Annuity Option, we will make monthly annuity payments in accordance with Option 3 below with a ten year period certain. Generally, annuity payments are made in monthly installments. However, you must select a payment frequency that results in an annuity payment of at least $50. If the amount falls below $50, we have the right to change the payment frequency to bring the annuity payment up to at least $50.

The amount of periodic annuity payments may depend upon:

•	the Annuity Option selected;

•	the age and sex of the Annuitant; and

•	the investment experience of the selected Subaccount(s).

For example:

•	If Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

•	If Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

•	If Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

•	If Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

The age of the Annuitant also influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. The sex of the Annuitant influences the amount of periodic payments because females generally live longer than males, resulting in smaller payments. Finally, if you participate in a Subaccount with higher investment performance, it is likely you will receive a higher periodic payment, and conversely, you will likely receive a lower periodic payment if you participate in Subaccounts with lower investment performance.

If you die before the Annuity Date, available Annuity Options are limited. Unless you have imposed restrictions, the Annuity Options available are:

•	Option 2, or

•	Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than five years from your death).

If the Beneficiary is not an individual, the entire interest must be distributed within five years of your death. The death benefit distribution must begin no later than one year from your death, unless a later date is prescribed by federal regulation.

For Qualified Plan Contracts, the period certain elected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

Option 1—Income for Specified Period.

Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the Annuitant’s death, if the Beneficiary is an individual, we automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), we pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, we continue to deduct the mortality and expense risk and administration charge.

If you elect variable annuitization under Option 1, the Annuitant may elect to cancel all or part of the variable annuity payments remaining due. We will then pay the discounted value of the remaining payments calculated as of the date we receive your request in good order at the Service Center.

Option 2—Life Income.

Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant’s death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

Option 3—Life Income with Installments Guaranteed.

Option 3 provides an annuity payable monthly during the Annuitant’s lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified may be five, ten, fifteen or twenty years. If the Beneficiary is not an individual, we pay the discounted value of the remaining payments in the specified period.

Option 4—Joint and Survivor Annuity.

Option 4 provides an annuity payable monthly while either Annuitant is living. Upon either Annuitant’s death, the monthly income payable continues over the life of the surviving Annuitant at a percentage specified when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving Annuitant’s death without regard to the number or total amount of payments received.

C. Transfers During the Annuity Period.

During the Annuity Period, the Annuitant may, by sending a written request (in good order) to the Service Center, transfer Subaccount Value from one Subaccount to another Subaccount or to the Fixed Account, subject to the following limitations:

•	Transfers to a Subaccount are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

•	All interest in a Subaccount must be transferred.

•	If we receive notice of transfer to a Subaccount more than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.

•	If we receive notice of transfer to a Subaccount less than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.

•	Transfers to the Fixed Account are available only on an anniversary of the first Annuity Date. We must receive notice at least 30 days prior to the anniversary.

•	Transfers are not allowed from the Fixed Account to the Subaccounts.

A Subaccount’s Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

A payee may not have more than three Subaccounts after any transfer.

You may request transfers in writing by mailing your request (in good order) to our Service Center, or by faxing your request (in good order) to our Service Center at 1-866-609-3962.

D. Annuity Unit Value Under Variable Annuity.

Annuity Unit value is determined independently for each Subaccount.

Annuity Unit value for any Valuation Period is:

•	Annuity Unit value for the preceding Valuation Period, times

•	the net investment factor for the current Valuation Period, times

•	an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract’s annuity tables.

The net investment factor for a Subaccount for any Valuation Period is:

•	the Subaccount’s Annuity Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by

•	the Subaccount’s Annuity Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

E. First Periodic Payment Under Variable Annuity.

When annuity payments begin, the value of your Contract interest is:

•	Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due, times

•	the number of Accumulation Units credited at the end of the Valuation Period, minus

•	any applicable premium taxes and Withdrawal Charges.

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value (or GRIB base, if applicable), after the deduction of any Withdrawal Charges and any premium taxes from Contract Value (or the GRIB base, if applicable).

A 2.5% per annum rate of investment earnings is assumed by the Contract’s annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease.

F. Subsequent Periodic Payments Under Variable Annuity.

Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

G. Fixed Annuity Payments.

Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.

H. Death Benefit Proceeds.

If the Annuitant dies after the Annuity Date while the Contract is in force, the death benefit proceeds, if any, depend upon the form of annuity payment in effect at the time of death. (See “Annuity Options.”)

I. GRIB Rider.

If you purchased a GRIB rider with your Contract, additional annuitization rights apply. (See “CONTRACTS ISSUED BEFORE NOVEMBER 12, 2001” below.)

FEDERAL TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other income tax or other tax laws, any state and local estate or inheritance tax, or other tax consequences or ownership or receipt of distribution under a Contract.

We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in an annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, or in connection with a qualified employer-sponsored pension or profit sharing plan or eligible deferred compensation plan, your Contract is called a Qualified Plan Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Plan Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity payments begin on a Non-Qualified Plan Contract, you will be taxed only on the portion of the annuity payment that represents investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the taxpayer reaches age 591/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amounts.

A. Taxation of Non-Qualified Plan Contracts

Non-Natural Person. If a non-natural person (such as a corporation or a trust) owns a nonqualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the Purchase Payments or other consideration paid for the contract) during the taxable year, reduced by any amount previously distributed from the Contract that was not subject to tax. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Plan Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the owner’s investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Plan Contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

If the Contract includes the GRIB rider and it is in force, and the Guaranteed Retirement Income base is greater than the Contract Value, it is possible that the IRS could take the view that the “income on the contract” is a greater amount than would otherwise be the case. This could result in a larger amount being included in gross income in connection with a partial withdrawal, assignment, pledge, or other transfer.

There is also some uncertainty regarding the treatment of the MVA for purposes of determining the income on the Contract. Resolution of the uncertainty could result in the income on the Contract being a greater (or lesser) amount.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 591/2;

•	made on or after the death of an owner;

•	attributable to the taxpayer’s becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Plan Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

With respect to a Contract issued with the GRIB rider, the annuitant may elect to receive a lump sum payment after the Annuity Date. In the case of a Non-Qualified Plan Contract, the Company will treat a portion of such a lump sum payment as includible in income, and will determine the taxable portion of subsequent periodic payments by applying an exclusion ratio to the periodic payments. However, the Federal income tax treatment of such a lump sum payment, and of the periodic payments made thereafter, is uncertain. It is possible the Internal Revenue Service (“IRS”) could take a position that greater amounts are includible in income than the Company currently believes is the case. Prior to electing a lump sum payment after the Annuity Date, you should consult a tax adviser about the tax implications of making such an election.

Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. Currently, we do not allow partial annuitizations under your Contract.

Taxation of Death Benefit Proceeds. Amounts distributed from a Contract because of your death or the death of the annuitant generally are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, the selection of certain annuity start dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable withdrawal occurs.

Rider Charges. It is possible that the IRS may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax adviser prior to selecting any rider or endorsement under the Contract.

Health Care and Education Reconciliation Act of 2010. The Health Care and Education Reconciliation Act of 2010 imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income” or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Code. The net investment income does not include any distribution from an IRA or certain other retirement plans or arrangements. Please consult a tax adviser for more information.

B. Taxation of Qualified Plan Contracts

The tax rules that apply to Qualified Plan Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Plan Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Plan Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. Qualified Plan Contracts are subject to minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

1. Qualified Plan Types

Individual Retirement Annuities (IRAs). IRAs, as defined in Code Section 408, permit individuals to make annual contributions of up to the lesser of $5,500 for 2018 ($6,500 if age 50 or older by the end of 2018) or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income and whether the individual participates in certain qualified plans. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 591/2, unless certain exceptions apply. IRAs are subject to both the lifetime and death required minimum distribution rules in Code Section 401(a)(9). The Contract has been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the IRS. Such approval by the IRS is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

SIMPLE IRAs. Simple IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in the Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 591/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs. Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in the Code or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax based on the fair market value of the IRA. In some cases, the fair market value of a Qualified Plan Contract purchased as an IRA may exceed the Contract Value, such as where the Qualified Plan Contract has an enhanced death benefit or was issued with the GRIB rider. In such cases, a conversion of the IRA to a Roth IRA may result in higher taxes than a surrender of the Contract. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 591/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same.

SEP IRAs. SEP IRAs, as described in Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.

Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension and Profit-Sharing Plans. The Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh”, permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. The Code also restricts when amounts can be distributed from Qualified Plan Contracts that are issued in connection with such retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all requirements applicable to such benefits prior to transferring the Contract. Other rules and limitations also may apply to such Qualified Plan Contracts under the Code and the retirement plans governing the Contracts. In addition, a 10% penalty tax generally applies to distributions made before age 591/2, unless certain exceptions apply. Employers intending to use the Contract in connection with such plans should seek competent advice.

Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from taxable gross income. Purchase payments may be subject to FICA (social security) tax. These annuity contracts are commonly referred to as “tax-sheltered annuities”. If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the Contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless you also purchase a life insurance contract as part of your tax-sheltered annuity plan.

Generally, a 10% penalty tax applies to distributions made before age 591/2, unless certain exceptions apply. In addition, tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

•	earnings on those contributions, and

•	earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 591/2, severed employment, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Code Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Code Section 403(b)(7) custodial account, as permitted by law.) Additional restrictions may be imposed by the plan sponsor. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request from an existing 403(b) contract comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes unless it meets certain conditions set forth in the Code. In addition, in some cases involving rollovers to such Contracts, distributions from the Contracts may be subject to a 10% penalty tax unless an exception applies. Under a non-govemmental plan, all investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer. Those who intend to use the Contracts in connection with such plans should seek competent advice.

The U.S. Department of the Treasury and the Internal Revenue Service, following the U.S. Supreme Court’s decision in United States v. Windsor, jointly announced the issuance of Revenue Ruling 2013-17, providing guidance on the federal taxation of same-sex couples. Windsor invalidated the limitation of marriage to opposite-sex couples in the federal Defense of Marriage Act (“DOMA”). Rev. Rul. 2013-17 holds that for all federal tax purposes, including income, gift and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple resides would recognize the marriage. In the 2015 case, Obergefell v. Hodges, the U.S. Supreme Court required all states to issue marriage licenses to same-sex couples and to recognize same-sex marriages validly performed in other jurisdictions.

DOMA still affects the federal tax status of same-sex civil unions and domestic partnerships. For Federal tax purposes,the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. Thus, domestic partners and individuals in civil unions are not treated as “Spouses” under this Contract. You are strongly encouraged to consult with a qualified financial advisor and/or tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.

2. Withdrawals

In the case of a withdrawal under a Qualified Plan Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a Qualified Plan Contract can be zero.

3. Direct Rollovers

If the Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Code Section 457(b), any “eligible rollover distribution” from the Contract will be subject to mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

•	Hardship distributions,

•	minimum distributions required under Section 401(a)(9) of the Code, and

•	certain distributions for life, life expectancy, or for ten years or more which are part of a “series of substantially equal periodic payments.”

Under these requirements, Federal income tax equal to 20% of the taxable eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, (i) you (or your spouse or former spouse as a beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax qualified plan, IRA, Roth IRA or tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) your non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

As indicated above, any distribution that is a minimum distribution required under Code section 401(a)(9) is not an eligible rollover distribution. There is some uncertainty regarding how the minimum distribution requirements apply to a Qualified Plan Contract issued with a GRIB rider. As a result, you should consult your tax adviser regarding the interaction between the minimum distribution requirements and the eligible rollover distribution requirements in the context of a Qualified Contract issued with a GRIB rider, including in connection with any lump sum payment after annuity income payments have commenced under the GRIB rider.

C. Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Code requires that the investments of each investment division of the variable account underlying the Non-Qualified Plan Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying portfolio assets of the variable account.

Required Distributions from Non-Qualified Plan Contracts. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Plan Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the Contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Plan Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Required Distributions from Qualified Plan Contracts. Qualified Plan Contracts are subject to special rules governing the time at which distributions must begin and the amount that must be distributed each year. In the case of IRAs, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 701/2. For other types of Qualified Plan Contracts, minimum distributions generally must commence by April 1 following the later of (1) the calendar year the owner attains age 701/2, and (2) the calendar year in which the owner retires. In general, periodic distributions in the form of annuity payments will satisfy the minimum distribution rules only if they meet certain requirements in the regulations under Code section 401(a)(9), including that the annuity payments be nonincreasing and made at least annually over a period permitted in the regulations. Annuity payments generally must meet these requirements even if they commence earlier than otherwise required under the Code.

If you purchased a Qualified Plan Contract with a GRIB rider, you should consult a tax adviser about the implications under the minimum distribution requirements of Code section 401(a)(9). For example, prior to the date a Qualified Plan Contract is “annuitized,” the amount of each annual required minimum distribution is determined by dividing the entire interest in the Contract by the applicable distribution period determined under IRS regulations. For this purpose, the entire interest in the Qualified Plan Contract includes the amount credited under the Contract (i.e., the Contract Value), plus the “actuarial present value” of any additional benefits provided under the Contract (such as certain enhanced death benefits or GRIB values). As a result, your required minimum distribution could be significantly larger than it would be absent such additional benefits, and could even exceed your Contract Value. Only the Contract Value is available for withdrawal from a Qualified Plan Contract that has not been annuitized. If the Contract Value is insufficient to support a required minimum distribution from a Qualified Plan Contract, it is possible that the minimum distribution requirements will not be met.

In addition, if you annuitize a Qualified Plan Contract by exercising the GRIB rider, and later elect to receive a lump sum payment in lieu of some or all of the future guaranteed installments, it is possible that the remaining annuity installments will not satisfy the minimum distribution requirements. You should consult a tax adviser about the implications under the minimum distribution requirements of taking a lump sum payment under the GRIB rider. (See “C. Commutable Annuitization Option” below.)

If the Qualified Plan Contract is an IRA, there may be circumstances in which you can satisfy the minimum distribution requirements for the Qualified Plan Contract by taking a distribution from other IRAs that you own. You should consult your tax adviser regarding the availability of this rule in your particular circumstances. If the Qualified Plan Contract is a Roth IRA, it is not subject to the lifetime required minimum distribution rules but is subject to the death required minimum distribution rules.

A failure to satisfy the minimum distribution requirements with respect to a Qualified Plan Contract may result in a 50% excise tax and could cause the Qualified Plan to violate the Code provisions governing its “qualified” status. In light of these potential tax consequences and the uncertainty as to how the minimum distribution requirements apply to a Qualified Plan Contract in certain circumstances, you should consult a tax adviser to ensure that those requirements are satisfied with respect to your Qualified Plan Contract.

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the annuitant notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

OTHER TAX ISSUES

A. Our Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the variable account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the variable account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

B. Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning adviser for more information.

C. Generation-Skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

D. The American Taxpayer Relief Act of 2012 (“ATRA”).

ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000, indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012. The Tax Cuts and Jobs Act temporarily doubles the exemption amount, indexed for inflation, for estate, gift and generation-skipping taxes from the $5 million base, set in 2012, to a new $10 million base, good for tax years 2018 through 2025.

E. Federal Defense of Marriage Act

The U.S. Department of the Treasury and the Internal Revenue Service, following the U.S. Supreme Court’s decision in United States v. Windsor, jointly announced the issuance of Revenue Ruling 2013-17,

providing guidance on the federal taxation of same-sex couples. Windsor invalidated the limitation of marriage to opposite-sex couples in the federal Defense of Marriage Act (“DOMA”). Rev. Rul. 2013-17 holds that for all federal tax purposes, including income, gift and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple resides would recognize the marriage. In the 2015 case, Obergefell v. Hodges, the U.S. Supreme Court required all states to issue marriage licenses to same-sex couples and to recognize same-sex marriages validly performed in other jurisdictions.

DOMA still affects the federal tax status of same-sex civil unions and domestic partnerships. For Federal tax purposes, the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. Thus, domestic partners and individuals in civil unions are not treated as “Spouses” under this Contract. You are strongly encouraged to consult with a qualified financial advisor and/or tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.

F. Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States Life Insurance Company is U.S.-source income that is generally subject to United States Federal income tax.

G. Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

H. Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

I. Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

SENDING FORMS AND WRITTEN REQUESTS IN GOOD ORDER

We cannot process your instructions to effect a transaction relating to the Contract until we have received your instructions in good order at our Service Center or at our website, as appropriate. “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or by telephone or electronically, as appropriate), along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) that we require in order to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

We will not accept requests for Contract distributions that are either over the telephone (including faxes) or without a signature guarantee. All requests for Contract distributions must be submitted in writing with a signature guarantee.

SIGNATURE GUARANTEES

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim’s account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person’s money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we require a Medallion signature guarantee for all Contract disbursements, including disbursements to another carrier in connection with the exchange of one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. This includes many:

•	national and state banks;

•	savings banks and savings and loan associations;

•	securities brokers and dealers; and

•	credit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

DISTRIBUTION OF CONTRACTS

Distribution and Principal Underwriting Agreement. BFP Securities, LLC (“BFPS”) currently serves as principal underwriter for the Contracts. Zurich Benefit Finance LLC and Bancorp Services, L.L.C. each own a 50% interest in Benefit Finance Partners, LLC. Benefit Finance Partners owns 100% of BFPS. Zurich Benefit Finance and ZALICO have the same ultimate corporate parent. BFPS is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Contracts are no longer offered for sale to the public.

Special Compensation Paid to the Principal Underwriter. We pay compensation to BFPS in the amount of $3,500.00 per month to compensate it for serving as principal underwriter for the Contracts.

Compensation to Broker-Dealers Selling the Contracts. The Contracts were offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws. The selling firms originally entered into written selling agreements with BFPS. We pay commissions directly to certain selling firms for their past sales of the Contracts.

The selling firms that have selling agreements with BFPS are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission paid to selling firms is 6.75% of additional Purchase Payments, plus a trail commission option of up to 1.00% of additional Purchase Payments paid quarterly on Purchase Payments that have been held in the Contract for at least twelve months.

With respect to Contracts issued on or after April 20, 2000 with the GRIB rider, annuitization compensation of 2% of Contract Value is paid on Contracts that are seven years old or older and that are annuitized for a period of five or more years. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase and annuitization of a Contract.

Additional Compensation Paid to Selected Selling Firms. We have paid and may pay certain selling firms additional cash amounts for “preferred product” treatment of the Contracts in their marketing programs based on past sales of the Contracts and other criteria in order to receive enhanced marketing services and increased access to their sales representatives. In addition to access to their distribution network, such selling firms have received separate compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provided to us. These special compensation arrangements were not offered to all selling firms and the terms of such arrangements differed between selling firms.

We had entered into such “preferred product” arrangements with the following selling firms: AG Edwards; CSN Insurance Agency; Compass Bancshares Insurance Agency, FL; Compass Brokerage Inc.; PFIC; ABN AMRO; WM Financial Services, Inc.; Michigan National Bank; and Standard Investment Services. In 2017, we did not pay additional compensation under such arrangements.

No specific charge is assessed directly to Contract Owners or the Separate Account to cover commissions and other incentives or payments we pay in connection with the distribution of the Contracts. However, we intend to recoup commissions and other sales expenses and incentives we pay through the fees and charges we deduct under the Contract and through other corporate revenue.

You should be aware that any selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. As such, they may be inclined to favor or disfavor one product over another due to differing rates of compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Contracts.

VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote.

A Fund is not required to hold annual shareholders’ meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund or Portfolio based upon the Owner’s proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the Annuitant entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants’ voting rights decrease as Annuity Units decrease.

REPORTS TO CONTRACT OWNERS AND INQUIRIES

After each Contract anniversary, we send you a statement showing amounts credited to each Subaccount, to the Fixed Account option and to the Guarantee Period Value. In addition, if you transfer amounts among the variable options or make additional payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds or Portfolios that correspond to the Subaccounts in which you invest and a list of the securities held by that Fund or Portfolio.

You may direct inquiries to the selling agent or may contact the Service Center.

DOLLAR COST AVERAGING

Under our Dollar Cost Averaging program, a predesignated portion of Subaccount Value is automatically transferred monthly, quarterly, semiannually or annually for a specified duration to other Subaccounts, Guarantee Periods and the Fixed Account. The DCA theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase of the selected Subaccounts. There is no guarantee that DCA will produce that result. There is currently no charge for this service. The Dollar Cost Averaging program is available only during the Accumulation Period. You may also elect transfers from the Fixed Account on a monthly or quarterly basis for a minimum duration of one year. You may enroll any time by completing our Dollar Cost Averaging form. Transfers are made based on the date you specify. We must receive the enrollment form in good order at least five business days before the transfer date.

The minimum transfer amount is $100 per Subaccount, Guarantee Period or Fixed Account. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

•	the number of designated monthly transfers has been completed,

•	Contract Value in the transferring account is insufficient to complete the next transfer (the remaining amount is transferred),

•	we receive the Owner’s written termination at least five business days before the next transfer date, or

•	the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, you may elect automatic calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts or Guarantee Periods. You may enroll in this program any time by completing our Dollar Cost Averaging form. Transfers are made within five business days of the end of the calendar quarter. We must receive the enrollment form at least ten days before the end of the calendar quarter.

Dollar Cost Averaging is not available during the Annuity Period.

SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan (“SWP”) allowing you to pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts, or amounts based on your life expectancy, from the Fixed Account, or from any of the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you submit a written request (in good order) to the Service Center for a minimum $100 periodic payment. A Market Value Adjustment applies to any withdrawals under the SWP from a Guarantee Period, unless effected within 30 days after the Guarantee Period ends. SWP withdrawals from the Fixed Account are not available in the first Contract Year and are limited to the amount not subject to Withdrawal Charges. If the amounts distributed under the SWP from the Subaccounts or Guarantee Periods exceed the free withdrawal amount, the Withdrawal Charge is applied on any amounts exceeding the free withdrawal amount. Withdrawals taken under the

SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give 30 days’ notice if we amend the SWP. The SWP may be terminated at any time by you or us.

EXPERTS

The statutory financial statements and schedules of Zurich American Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years ended December 31, 2017 (prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations-Division of Insurance) and the U.S. GAAP statement of assets, liabilities, and contract owners’ equity of ZALICO Variable Annuity Separate Account as of December 31, 2017 and the related statement of operations and statements of changes in contract owners’ equity for each of the periods presented included in the Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017.

LEGAL PROCEEDINGS

From time to time, ZALICO is a party to certain legal and other proceedings incidental to our insurance business. Our management believes that the resolution of these various matters will not result in any material adverse effect on the Separate Account, on our consolidated financial position, or on our ability to meet our obligations under the Contracts. As of the date of this Prospectus, it also appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on BFPS ability to perform its obligations under its principal underwriting agreement.

FINANCIAL STATEMENTS

The financial statements of ZALICO and the Separate Account are set forth in the Statement of Additional Information. The financial statements of ZALICO should be considered primarily as bearing on our ability to meet our obligations under the Contracts. The Contracts are not entitled to participate in our earnings, dividends or surplus.

CONTRACTS ISSUED BEFORE NOVEMBER 12, 2001

A. Guaranteed Retirement Income Benefit: General

The Guaranteed Retirement Income Benefit (“GRIB”) rider was an optional Contract benefit available under Contracts issued before November 12, 2001. GRIB is not offered on Contracts issued on or after November 12, 2001. We reserve the right to begin offering GRIB at any time.

GRIB provides a minimum fixed annuity guaranteed lifetime income to the Annuitant as described below. Requests to exercise the GRIB must be received by us in good order. GRIB may be exercised only within 30 days after the seventh Contract anniversary and within 30 days before and 30 days after later Contract anniversaries. We will not accept requests to exercise the GRIB option outside of these 30-day and 60-day windows. In addition, GRIB must be exercised between the Annuitant’s 60th and 91st birthdays. However, if the Annuitant is age 44 or younger on the Date of Issue, GRIB may be exercised after the Contract’s 15th Anniversary, even though the Annuitant is not yet 60 years old. GRIB may not be appropriate for Annuitants age 80 and older. State premium taxes may be assessed when you exercise GRIB.

If you elected GRIB, the charge is 0.25% of Contract Value. We deduct a pro rata portion of the charge from each Subaccount, each Guarantee Period and the Fixed Account in which you have value on the last business day of each calendar quarter. If the GRIB rider is not exercised by the Annuitant’s age 91, the GRIB terminates without value on that date. Contract Owners must exercise the GRIB rider no later than the Contract anniversary before the Annuitant’s age 91. We no longer charge for GRIB after the Annuitant’s 91st birthday. We do not assess the GRIB charge after you annuitize. The GRIB charge is in addition to the Contract fees and expenses appearing in the “Summary of Expenses”. You may cancel the GRIB rider at any time by written notice to us. Once discontinued, GRIB may not be elected again. Since any guaranteed benefits under GRIB will be lost, you should carefully consider your decision to cancel GRIB.

GRIB only applies to the determination of income payments upon annuitization in the circumstances described in this section of the Prospectus. It is not a guarantee of Contract Value or performance. This benefit does not enhance the amounts paid in partial withdrawals, surrenders, or death benefits. If you surrender your Contract, you will not receive any benefit under this optional benefit.

B. Annuity Payments with GRIB

Annuity payments are based on the greater of:

•	the income provided by applying the GRIB base to the guaranteed annuity factors, and

•	the income provided by applying the Contract Value to the current annuity factors.

The GRIB base is the greatest of:

•	Contract Value,

•

Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the Annuitant’s age 80 or the GRIB exercise date plus Purchase Payments minus all withdrawals from age 80 to the GRIB exercise date (the “Purchase Payment Roll-Up Value”), and

•	the greatest anniversary value before the exercise date.

The greatest anniversary value equals:

•	the highest of the Contract Values on each Contract anniversary prior to the Annuitant’s age 81, plus

•	the dollar amount of any Purchase Payments made since that anniversary, minus

•	withdrawals since that anniversary.

We determine your greatest anniversary value solely to calculate your GRIB base. Your greatest anniversary value is not a cash value or surrender value; it is not available for withdrawal; it is not a minimum return for any Subaccount; and it is not a guarantee of any Contract Value. Your greatest anniversary value is a hypothetical value that you may never realize unless and until: (a) you annuitize your Contract, (b) you exercise the GRIB, and (c) the greatest anniversary value on the Exercise Date is greater than either the Contract Value or the Purchase Payment Roll-Up Value on the Exercise Date. When you exercise the GRIB, we will calculate the GRIB base, in part, by using your greatest anniversary value as calculated on your Exercise Date. Calculation of the greatest anniversary value on any date other than the Exercise Date is subject to recalculation and you are not entitled to any interim value of the greatest anniversary value.

Applying additional Purchase Payments to your Contract may increase your interim greatest anniversary value, which in turn may appear to increase your GRIB base. However, in some instances when you apply additional Purchase Payments to your Contract, your hypothetical greatest anniversary value, as calculated on the Contract anniversary date immediately subsequent to the Purchase Payments, may be less than the interim greatest anniversary value and your GRIB base calculation may appear to be negatively impacted.

The guaranteed annuity factors are based on the 1983a table projected using projection scale G, with interest at 2.5% (the “Annuity 2000” table). However, if GRIB is exercised on or after the 10th Contract anniversary, interest at 3.5% is assumed. Contracts issued in the state of Montana or in connection with certain employer-sponsored employee benefit plans are required to use unisex annuity factors. In such cases, the guaranteed annuity factors will be based on unisex rates.

Because GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided under the regular provisions of the Contract. If the regular annuitization provisions would provide a greater benefit than GRIB, the greater amount will be paid.

GRIB is paid for the life of a single Annuitant or the lifetimes of two Annuitants. If paid for the life of a single Annuitant, GRIB is paid in the amount determined above. If paid for the lifetimes of two Annuitants, GRIB is paid in the amount determined above, but the age of the older Annuitant is used to determine the GRIB base.

If you elect GRIB payable for the life of a single Annuitant, you may elect a period certain of 5, 10, 15, or 20 years. If the Annuitant dies before GRIB has been paid for the period elected, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.5% interest rate and paid in a lump sum.

If you elect GRIB payable for the lifetimes of two Annuitants, the period certain is 5, 10, 15, 20, or 25 years. The full GRIB is payable as long as at least one of the two Annuitants is alive, but for no less than 25 years. If both Annuitants die before GRIB has been paid for the period elected, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.5% interest rate and paid in a lump sum.

For Qualified Plan Contracts, the period certain elected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

GRIB payments are also available on a quarterly, semi-annual or annual basis. We may make other annuity options available.

We may deduct premium taxes at the time of annuitization from Contract Value (or from the GRIB base, if applicable).

C. Commutable Annuitization Option

If you purchased your Contract on or after August 24, 1999, and you exercise the GRIB option to receive guaranteed benefits, you may elect to have payments made under a commutable annuitization option. Under the commutable annuitization option, partial lump sum payments are permitted, subject to the following general requirements:

•	At the time you exercise the GRIB option, you must elect the commutable annuitization option in order to be eligible for the lump sum payments.

•

Lump sum payments are available only during the period certain applicable under the payout option you elected. For example, lump sum payments can be elected only during the 5, 10, 15, or 20 year certain period that applies to the payout.

•	Lump sum payments are available once in each calendar year and may not be elected until one year after annuitization has started. We reserve the right to make exceptions.

If you select a commutation option in connection with your GRIB rider, you may be subject to additional tax risks. You should consult a tax adviser before selecting any commutation options in connection with your GRIB rider. (See “Required Distributions from Qualified Plan Contracts” above.)

1. Original Commutation Option.

The commutable annuitization option originally allowed the Annuitant to elect a lump sum payment in lieu of receiving some or all of the guaranteed installment payments remaining in the period certain under the Contract. There is some uncertainty regarding how the required minimum distribution rules of Code section 401(a)(9) apply to a Qualified Plan Contract after such a commutation is elected. As a result, you should consult a tax adviser before doing so. The original commutation option is summarized as follows:

•

The Annuitant may elect to receive a partial lump sum payment of the present value of the remaining payments in the period certain, subject to the restrictions described below. If a partial lump sum payment is elected, the remaining payments in the period certain will be reduced based on the ratio of the amount of the partial withdrawal to the amount of the present value of the remaining installments in the period certain prior to the withdrawal. If the Annuitant is still living after the period certain is over, the Annuitant will begin receiving the original annuitization payment amount again.

•

Each time that a partial lump sum payment is made, we will determine the percentage that the payment represents of the present value of the remaining installments in the period certain. For Non-Qualified Plan Contracts, the sum of these percentages over the life of the Contract generally cannot exceed 75%. For Qualified Plan Contracts, partial lump sum payments of up to 100% of the present value of the remaining installments in the period certain may be made.

•

In determining the amount of the lump sum payment that is available, the present value of the remaining installments in the period certain will be calculated based on an interest rate equal to the GRIB annuity factor interest rate (3.5% if GRIB was exercised on or after the 10th Contract anniversary; 2.5% if exercised before that date) plus an interest rate adjustment that has the effect of reducing the amount of the lump sum payment. The interest rate adjustment is equal to the following:

Number of years remaining in the period certain	Interest rate Adjustment
15 or more years	1.00%
10 or more, but less than 15, years	1.50%
less than 10 years	2.00%

2. Additional Commutation Option

As described in the FEDERAL TAX CONSIDERATIONS section of this Prospectus, there is some uncertainty about how the minimum distribution requirements in Code section 401(a)(9) apply to your Contract after a lump sum payment is elected under the commutable annuitization option. In particular, there is uncertainty regarding how to treat options that allow a commutation of the guaranteed installments remaining to be made in a period certain but not the life-contingent payments that could remain payable after the period certain (which we call the “Life Income Payments”). The following commutation option is intended to provide access to the Life Income Payments through a commutation.

•

Lump Sum Option: Under this option, we will pay a lump sum distribution reflecting our calculation of the present value of your remaining guaranteed installments (if any) and the actuarial present value of your future contingent Life Income Payments. Once we pay the lump sum, no further payments will be made and your Contract will terminate. This option is also available in connection with Non-Qualified Plan Contracts.

D. Effect of Death of Owner or Annuitant on GRIB

The GRIB terminates upon the death of the Owner or the Annuitant (if the Owner is not a natural person) unless the Owner’s or Annuitant’s surviving spouse elects to continue the Contract as described in “Guaranteed Death Benefit” Section above. A spouse may continue only a Non-Qualified Plan Contract or an Individual Retirement Annuity.

If the spouse elects to continue the Contract as the new Owner and receive any increase in Contract Value attributable to the death benefit, the GRIB is modified as follows:

The GRIB base is calculated from the time the election to continue the Contract is made and reflects the increase, if any, in Contract Value attributable to the death benefit. GRIB may not be exercised or canceled prior to the seventh Contract Year anniversary date following the spouse’s election to continue the Contract. However, we will waive all other age restrictions that would apply to exercising GRIB. The spouse may also elect to discontinue GRIB within 30 days of the date the election to continue the Contract is made.

If the spouse elects to continue the Contract without receiving any increase in Contract Value attributable to the death benefit, all rights, benefits and charges under the Contract, including the GRIB charge and the right to exercise GRIB based on the existing exercise period, will continue unchanged.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

The SAI contains additional information about the Contract and the Separate Account. You can obtain the SAI (at no cost) by contacting us at the Service Center. Please read the SAI in conjunction with this Prospectus. The following is the Table of Contents for the SAI.

APPENDIX A

ILLUSTRATION OF THE “FLOOR” ON THE

DOWNWARD MARKET VALUE ADJUSTMENT (MVA)

Purchase Payment	$40,000

Guarantee Period	5 Years

Guaranteed Interest Rate	5% Annual Effective Rate

The following examples illustrate how the “floor” on a downward MVA, that was added to your Contract effective April 1, 2005, may affect the values of your Contract upon a withdrawal. In these examples, the Guarantee Period starts on the Effective Date of the MVA Endorsement (i.e., the Start Date); a withdrawal occurs one year after the Start Date. The MVA operates in a similar manner for transfers. No Withdrawal Charge applies to transfers.

In these examples, the Guarantee Period Value for the $40,000.00 Purchase Payment is guaranteed to equal $51,051.26 at the end of the five-year Guarantee Period. After one year, when the first withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

A downward MVA results when you take a full or partial withdrawal during periods of rising interest rates. Assume in this example that, one year after the Purchase Payment, the interest rate on a four-year Guarantee Period rose to 6.5%.

In this example, the MVA will be based on the hypothetical interest rate we are crediting at the time of the withdrawal on new money allocated to a Guarantee Period with a duration equal to the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period, so the hypothetical crediting rate for a four-year Guarantee Period will be used (6.5%). These examples also show how the Withdrawal Charge (if any) would be calculated separately after the MVA.

Note: We declare interest rates on the MVA Options at our sole discretion. The interest rates used in this example are hypothetical and do not reflect current interest rates being credited by us, and the interest rates do not represent any of our intentions regarding future interest crediting rates.

Example of Full Withdrawal

Upon a full withdrawal, the market value adjustment factor would be:

* Actual calculation utilizes 10 decimal places.

The downward MVA is subject to a “floor” so that the downward MVA can remove only interest credited in excess of 3% on the Guarantee Period Value from the Start Date. The “floor” in this example is calculated as:

– $800.00 = $40,000.00 x (1 + .03) – $40,000.00 x (1 + .05)

The Market Adjusted Value after applying the floored downward MVA would be:

$41,200.00 = $42,000.00 – $800.00

A Withdrawal Charge of 6% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Contract Value is not subject to a Withdrawal Charge.

The Withdrawal Charge on a full withdrawal is:

$2,148.00 = ($40,000.00 – (.10 x $42,000.00)) x .06

Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

$39,052.00 = $41,200.00 – $2,148.00

Example of Partial Withdrawal of 50% of Guarantee Period Value

If instead of a full withdrawal, assume that 50% of the Guarantee Period Value ($21,000.00) was withdrawn from the Contract (partial withdrawal of 50%) after the first year.

The downward MVA is subject to the floor of -$800.00 described above. In this example, this means that only the interest credited on the entire Guarantee Period Value for the one-year period between the Start Date and the date of withdrawal that was in excess of 3% (i.e., the difference between 5% interest and 3% interest) can be removed at the time of the partial withdrawal. The partial withdrawal will have the impact of reducing the return, to date, in the Guarantee Period to the minimum guaranteed interest rate of 3% per annum.

The Market Adjusted Value after applying the floored downward MVA would be:

$20,200.00 = $21,000.00 – $800.00

A Withdrawal Charge of 6% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Contract Value is not subject to a Withdrawal Charge.

$888.00 = ($19,000.00 – (.10 x $42,000.00)) x .06

Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal after the application of the MVA floor would be:

$19,312.00 = $20,200.00 – $888.00

Example of a Second Withdrawal of the Remaining Guarantee Period Value

Assume that the owner took a second withdrawal of the remaining balance after the second year and the hypothetical crediting rate for a three-year Guarantee Period was 6.5% at that time.

After the second year, the Guaranteed Period Value ($21,000) would have been credited with 5% interest and would have increased by $1,050 to $22,050.

Upon a full withdrawal, the market value adjustment factor would be:

The downward MVA is subject to a “floor” discussed above. In this example, the downward MVA can remove only interest credited in excess of 3% (i.e., the difference between 5% interest and 3% interest) on the remaining Guarantee Period Value for the one-year period from the time of the prior withdrawal. The “floor” in this example is calculated as:

– $420.00 = $21,000.00 x (1 + .03) – $21,000.00 x (1 + .05)

The Market Adjusted Value after applying the floored downward MVA would be:

$21,630.00 = $22,050.00 – $420.00

A Withdrawal Charge of 5% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, 10% of the Contract Value is not subject to a Withdrawal Charge.

The Withdrawal Charge is thus:

$939.75 = ($21,000.00 – (.10 x $22,050.00)) x ..05

Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

$20,690.25 = $21,630.00 – $939.75

ILLUSTRATION OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and we are then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

The Market Value Adjustment is an increase of $1638.83 to the Guarantee Period Value:

$1,638.83 = $42,000.00 x .0390198

The Market Adjusted Value would be:

$43,638.83 = $42,000.00 + $1,638.83

A Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the Contract Value, as there were no prior withdrawals:

$2,366.33 = ($43,638.83 – .10 x 42,000) x .06

Thus, the amount payable on withdrawal would be:

$41,272.50 = $43,638.83 – $2,366.33

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

$819.42 = $21,000.00 x .0390198

The Market Adjusted Value of $21,000.00 would be:

$21,819.42 = $21,000.00 + $819.42

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

$1,057.17 = ($21,819.42 – .1 x $42,000) x .06

Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal would be:

$20,762.25 = $21,819.42 – $1,057.17

Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

APPENDIX B

ZURICH AMERICAN LIFE INSURANCE COMPANY

DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND

SIMPLE IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities (IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRAs). Further information can be obtained from Zurich American Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, Individual Retirement Arrangements (IRAs).

This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

Please note that the information contained herein is based on current Federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from Federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA, Roth IRA or SIMPLE IRA, whichever is applicable.

A. REVOCATION

Within seven days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, write the Service Center.

Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

B. STATUTORY REQUIREMENTS

This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code) for use as an IRA, Section 408A of the Code for use as a Roth IRA, or Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to the form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

2. The Contract must be nontransferable by the owner.

3. The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date) (See “Required Distributions”).

If you die before the date on which you are required to begin distributions from your Contract, any remaining interest in the Contract must be distributed to your designated beneficiary (within the meaning of Section 401(a)(9) of the Code) either (i) by December 31 of the calendar year containing the fifth anniversary of your death, or (ii) over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die. If you die after distributions have begun but before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary at least as rapidly as under the method of distribution in effect as of your date of death.

If the sole designated beneficiary is your spouse, he or she may elect to treat the Contract as his or her own IRA, or, where applicable, Roth IRA whether you die before or after the distributions have begun.

Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of Section 401(a) of the Code, do not apply to Roth IRAs.

5. Except in the case of a rollover contribution or a direct transfer (See “Rollovers and Direct Transfers”), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth IRA and SIMPLE IRA must be cash contributions which do not exceed certain limits.

6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as “qualified employee benefit plans”). Tax-free rollovers can be made from one SIMPLE IRA to another SIMPLE IRA under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. Amounts distributed as required minimum distributions are not eligible for treatment as a rollover.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE IRA or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAs

1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation includible in your gross income, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catchup” contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $5,500 for 2017, indexed annually in $500 increments, except as otherwise provided by law. An individual who has attained age 50 may make additional “catch-up” IRA contributions. The maximum annual contribution limit for the individual is increased by $1,000 for 2017 and thereafter, except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to all your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance are compensation.

2. In the case of a married couple filing a joint return, up to the maximum annual contribution may be contributed to each spouse’s IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $11,000 for the year (plus an additional $2,000 in catch-up contributions).

3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

a. the maximum annual contribution, or

b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses’ IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows:

Joint Returns

Taxable year beginning in:	Phase-out range
2017	$99,000 - $119,000

Single Taxpayers

Taxable year beginning in:	Phase- out range
2017	$62,000 - $72,000

The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer-sponsored plan, but your spouse is, the amount of the deductible IRA contribution is phased out for adjusted gross income between $186,000 and $196,000 in 2017.

To designate a contribution as nondeductible, you must file IRS Form 8606, Nondeductible IRAs. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70  1/2 or thereafter.

7. A taxpayer may qualify for a tax credit for contributions to an IRA, depending on the taxpayer’s adjusted gross income.

E. SEP IRAs

1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $54,000 (indexed for cost-of-living increases) or 25% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

F. SIMPLE IRAs

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $18,000 for 2016, indexed annually, except as otherwise provided by law. An individual who has attained age 50 may make additional “catch-up” IRA contributions indexed for inflation. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $265,000 of 2016 compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as a traditional IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging rules that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 701/2 (your 701/2 year).

Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 701/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 701/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guarantee period does not exceed the applicable life or joint life expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary, determined as set forth in applicable federal income tax regulations.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be waived by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAs

1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an “IRA” are to an “individual retirement plan,” within the meaning of Section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here.

2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a “qualified distribution,” as described to you in section L, below.

4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the owner is alive. However, after the death of a Roth IRA owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAs

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 701/2.

2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the “contribution limit”) generally is the lesser of (1) 100% of your compensation includible in gross income, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catchup” contributions for certain individuals age 50 and older (as discussed in section D, above).

The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

•	the excess of (i) your adjusted gross income for the taxable year, over (ii) the “applicable dollar amount,” bears to $15,000 (or $10,000 if you are married).

For this purpose, “adjusted gross income” is determined in accordance with Section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the “applicable dollar amount” is equal to $184,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $117,000 for any other individual.

A “qualified rollover contribution” (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAs

1. Rollovers and Transfers—A rollover may be made to a Roth IRA only if it is a “qualified rollover contribution.” A “qualified rollover contribution” is a rollover to a Roth IRA from another Roth IRA or from an IRA or other Qualified Plan, but only if such rollover contribution also meets the rollover requirements for IRAs under Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax-free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. Taxation of Rollovers and Transfers to Roth IRAs—A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code Section 72(t) (relating to the 10% penalty tax on premature distributions) will generally not apply unless the amounts rolled over or transferred are withdrawn within the five-year period beginning with the taxable year in which such contribution was made.

3. Transfers of Excess IRA Contributions to Roth IRAs—If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such contributions will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. Taxation of Conversions of IRAs to Roth IRAs—All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. A conversion typically will result in the inclusion of some or all of your IRA’s value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLL OVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF “NONQUALIFIED DISTRIBUTIONS”). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. Separate Roth IRAs—Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAs

1. Qualified Distributions—Any “qualified distribution” from a Roth IRA is excludible from gross income. A “qualified distribution” is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain age 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a “qualified special purpose distribution” (i.e., a qualified first-time homebuyer distribution under Section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. Nonqualified Distributions—A distribution from a Roth IRA which is not a qualified distribution is taxed under Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2 , unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first two years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 591/2. However, the tax on premature distributions does not apply generally:

1. To amounts that are rolled over or transferred tax-free;

2. To a distribution that is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

3. To a distribution that is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

4. To a distribution that is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, by an unemployed individual to pay health insurance premiums, or a qualified reservist as a qualified reservist distribution.

O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

If contributions to the Contract are made by other than rollover contributions and direct transfers, the following information based on the charts shown on the next pages, which assumes you were to make a level contribution to the fixed account at the beginning of each year of $1,000 must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

If contributions to the Contract are made by rollover contributions and/or direct transfers, the following information, based on the charts shown on the next page, and all of which assumes you make one contribution to the fixed account of $1,000 at the beginning of this year, must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

*	Includes applicable withdrawal charges as described in Item T below.

T. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

1. If on the enrollment application you indicated an allocation to a Subaccount or if you transfer Contract Value to a Subaccount, a daily charge of an amount which will equal an aggregate of 1.40% per annum will be assessed against Separate Account Value.

2. An annual records maintenance charge of $30.00 will be assessed ratably each quarter against the Separate Account, Fixed Account and Guarantee Periods.

3. Withdrawal (early annuitization) charges will be assessed based on the years elapsed since the Purchase Payments (in a given Contract Year) were received by ZALICO; under one year, 7%; over one to two years, 6%; over two to three years, 5%; over three to four years, 5%; over four to five years, 4%; over five to six years, 3%; over six to seven years, 2%; over seven years and thereafter, 0%.

4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading “Accumulation Unit Value.”

5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$937.00	14	$16,798.32	27	$40,421.63	40	$75,113.26
2	1,913.00	15	18,310.91	28	42,642.92	41	78,375.30
3	2,928.90	16	19,868.88	29	44,930.85	42	81,735.20
4	3,976.63	17	21,473.59	30	47,287.42	43	85,195.89
5	5,066.14	18	23,126.44	31	49,714.68	44	88,760.41
6	6,198.41	19	24,828.87	32	52,214.76	45	92,431.86
7	7,374.46	20	26,582.37	33	54,789.84	46	96,213.46
8	8,604.34	21	28,388.49	34	57,442.18	47	100,108.50
9	9,871.11	22	30,248.78	35	60,174.08	48	104,120.40
10	11,175.88	23	32,164.88	36	62,987.94	49	108,252.65
11	12,519.80	24	34,138.47	37	65,886.22	50	112,508.87
12	13,904.03	25	36,171.26	38	68,871.45
13	15,329.79	26	38,265.04	39	71,946.23

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$937	14	$1,000	27	$1,000	40	$1,000
2	946	15	1,000	28	1,000	41	1,000
3	955	16	1,000	29	1,000	42	1,000
4	955	17	1,000	30	1,000	43	1,000
5	964	18	1,000	31	1,000	44	1,000
6	973	19	1,000	32	1,000	45	1,000
7	982	20	1,000	33	1,000	46	1,000
8	1,000	21	1,000	34	1,000	47	1,000
9	1,000	22	1,000	35	1,000	48	1,000
10	1,000	23	1,000	36	1,000	49	1,000
11	1,000	24	1,000	37	1,000	50	1,000
12	1,000	25	1,000	38	1,000
13	1,000	26	1,000	39	1,000

*	Includes applicable withdrawal charges.

APPENDIX C

CONDENSED FINANCIAL INFORMATION

The following tables of condensed financial information show accumulation unit values for each Subaccount for the period since the Subaccount started operation. An accumulation unit value is the unit we use to calculate the value of your interest in a Subaccount. The accumulation unit values shown in the tables reflect the Separate Account Annual Expenses of 1.40% listed in the “Fee Table” in this Prospectus. The accumulation unit value does not reflect the deduction of charges such as the Records Maintenance Charge that we subtract from your Contract Value by redeeming units. The data used in the tables below is obtained from the audited financial statement of the Separate Account that can be found in the SAI. Please review the condensed financial information in conjunction with the financial statements, related notes, and other financial information included in the SAI. In the tables below, no number is shown when there were fewer than 1,000 accumulation units outstanding at the end of a period.

Selected data for accumulation units outstanding as of the year ended December 31st for each period (reflects Separate Account Annual Expenses of 1.40%):

The Alger Portfolios: Alger Balanced Subaccount (Class I-2 Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	16.628	18.931	919
2016	15.538	16.628	1,296
2015	15.528	15.538	1,540
2014	14.388	15.528	2,488
2013	12.656	14.388	2,608
2012	12.081	12.656	2,777
2011	12.246	12.081	3,048
2010	11.255	12.246	3,447
2009	8.830	11.255	4,038
2008	13.121	8.830	5,039

The Alger Portfolios: Alger Capital Appreciation Subaccount (Class I-2 Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	21.131	27.318	1,451
2016	21.320	21.131	2,723
2015	20.358	21.320	3,533
2014	18.147	20.358	4,503
2013	13.611	18.147	4,512
2012	11.668	13.611	4,715
2011	11.866	11.668	4,593
2010	10.552	11.866	4,578
2009	7.081	10.552	5,052
2008	13.088	7.081	6,678

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Deutsche Investments VIT Funds: Deutsche Equity 500 Index VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	19.245	23.067	3,082
2016	17.484	19.245	4,894
2015	17.530	17.484	5,191
2014	15.677	17.530	7,044
2013	12.049	15.677	6,903
2012	10.561	12.049	6,698
2011	10.515	10.561	6,280
2010	9.296	10.515	7,267
2009	7.462	9.296	8,076
2008	12.039	7.462	10,621

Deutsche Variable Series I: Deutsche Bond VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	11.466	11.968	1,105
2016	10.976	11.466	1,562
2015	11.162	10.976	1,766
2014	10.614	11.162	3,244
2013	11.099	10.614	3,376
2012	10.444	11.099	4,401
2011	10.020	10.444	1,419
2010	9.514	10.020	1,488
2009	8.765	9.514	1,542
2008	10.679	8.765	871

Deutsche Variable Series I: Deutsche Capital Growth VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	20.266	25.244	3,923
2016	19.713	20.266	6,001
2015	18.403	19.713	8,004
2014	16.518	18.403	12,313
2013	12.440	16.518	13,571
2012	10.870	12.440	14,953
2011	11.538	10.870	17,107
2010	10.024	11.538	13,997
2009	8.012	10.024	16,624
2008	12.123	8.012	17,327

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Deutsche Variable Series I : Deutsche Core Equity VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	17.739	21.172	2,079
2016	16.281	17.739	2,968
2015	15.686	16.281	3,726
2014	14.224	15.686	6,067
2013	10.503	14.224	6,754
2012	9.196	10.503	7,012
2011	9.338	9.196	2,425
2010	8.277	9.338	2,674
2009	6.257	8.277	3,106
2008	10.285	6.257	4,077

Deutsche Variable Series I: Deutsche CROCI® International VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	9.310	11.199	1,269
2016	9.371	9.310	1,886
2015	10.054	9.371	2,415
2014	11.554	10.054	3,095
2013	9.744	11.554	3,087
2012	8.190	9.744	3,122
2011	9.967	8.190	3,464
2010	9.945	9.967	3,837
2009	7.552	9.945	4,471
2008	14.789	7.552	6,444

Deutsche Variable Series I: Deutsche Global Small Cap VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	28.141	33.311	884
2016	28.094	28.141	1,304
2015	28.160	28.094	1,695
2014	29.784	28.160	2,506
2013	22.216	29.784	2,671
2012	19.527	22.216	2,747
2011	21.976	19.527	3,047
2010	17.596	21.976	3,382
2009	12.039	17.596	3,731
2008	24.400	12.039	5,128

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Deutsche Variable Series II: Deutsche Global Equity VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	13.658	16.709	873
2016	13.052	13.658	1,291
2015	13.470	13.052	1,568
2014	13.505	13.470	2,509
2013	11.477	13.505	2,591
2012	9.919	11.477	2,669
2011	11.438	9.919	2,921
2010	10.455	11.438	3,077
2009	8.196	10.455	3,418
2008	16.236	8.196	5,438

Deutsche Variable Series II: Deutsche International Growth VIP Subaccount

(formerly Deutsche Global Growth VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	18.763	23.217	683
2016	18.344	18.763	950
2015	18.832	18.344	1,234
2014	19.074	18.832	1,803
2013	15.843	19.074	1,900
2012	13.547	15.843	2,062
2011	16.044	13.547	2,156
2010	14.314	16.044	2,422
2009	10.092	14.314	2,753
2008	19.587	10.092	3,794

*	Effective October 1, 2017, Deutsche Global Growth VIP changed its name to Deutsche International Growth VIP.

Deutsche Variable Series II: Deutsche Global Income Builder VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	15.718	18.065	754
2016	14.921	15.718	1,079
2015	15.351	14.921	1,537
2014	14.992	15.351	2,654
2013	13.035	14.992	2,865
2012	11.700	13.035	2,956
2011	12.035	11.700	3,259
2010	10.971	12.035	3,718
2009	9.013	10.971	4,218
2008	12.577	9.013	5,515

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Deutsche Variable Series II: Deutsche Government & Agency Securities VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	17.301	17.348	621
2016	17.344	17.301	1,001
2015	17.591	17.344	1,378
2014	16.941	17.591	2,183
2013	17.717	16.941	2,360
2012	17.456	17.717	2,825
2011	16.470	17.456	3,704
2010	15.665	16.470	3,822
2009	14.697	15.665	4,091
2008	14.202	14.697	6,075

Deutsche Variable Series II: Deutsche Government Money Market VIP Subaccount) (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	11.019	10.917	1,284
2016	11.167	11.019	1,724
2015	11.323	11.167	2,862
2014	11.480	11.323	4,338
2013	11.640	11.480	5,284
2012	11.802	11.640	5,923
2011	11.966	11.802	6,370
2010	12.132	11.966	5,223
2009	12.261	12.132	7,729
2008	12.114	12.261	14,070

Deutsche Variable Series II: Deutsche High Income VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	19.903	21.102	670
2016	17.881	19.903	977
2015	18.973	17.881	1,351
2014	18.959	18.973	2,269
2013	17.815	18.959	2,954
2012	15.721	17.815	3,460
2011	15.352	15.721	3,442
2010	13.655	15.352	4,259
2009	9.891	13.655	4,588
2008	13.186	9.891	4,730

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Deutsche Variable Series II: Deutsche CROCI U.S. VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	18.300	22.178	3,704
2016	19.408	18.300	5,452
2015	21.132	19.408	7,221
2014	19.354	21.132	11,192
2013	14.993	19.354	12,181
2012	13.849	14.993	13,553
2011	14.052	13.849	15,408
2010	12.863	14.052	7,789
2009	10.404	12.863	9,113
2008	16.587	10.404	4,713

Deutsche Variable Series II: Deutsche Small Mid Cap Growth VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	14.276	17.194	2,197
2016	13.272	14.276	3,848
2015	13.579	13.272	5,059
2014	13.027	13.579	7,181
2013	9.251	13.027	7,859
2012	8.204	9.251	8,456
2011	8.657	8.204	9,598
2010	6.782	8.657	4,235
2009	4.891	6.782	5,003
2008	9.822	4.891	6,535
Deutsche Variable Series II: Deutsche Small Mid Cap Value VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	34.608	37.723	953
2016	30.023	34.608	1,565
2015	31.036	30.023	2,005
2014	29.823	31.036	2,939
2013	22.360	29.823	3,322
2012	19.931	22.360	3,577
2011	21.518	19.931	3,939
2010	17.729	21.518	4,456
2009	13.860	17.729	5,151
2008	21.110	13.860	7,809

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Deutsche Variable Series II: Deutsche Multisector Income VIP Subaccount

(formerly Deutsche Unconstrained Income VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	19.090	20.104	443
2016	19.261	19.090	705
2015	20.138	19.261	957
2014	19.976	20.138	1,746
2013	20.469	19.976	1,957
2012	18.357	20.469	2,264
2011	17.675	18.357	2,263
2010	16.286	17.675	2,507
2009	13.455	16.286	2,677
2008	14.790	13.455	3,425

*	Effective October 2, 2017, Deutsche Unconstrained Income VIP changed its name to Deutsche Multisector Income VIP.

Dreyfus Investment Portfolios: Dreyfus MidCap Stock Subaccount (Initial Share Class)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	30.141	34.297	923
2016	26.468	30.141	1,501
2015	27.467	26.468	1,837
2014	24.848	27.467	2,661
2013	18.664	24.848	2,912
2012	15.815	18.664	2,975
2011	15.973	15.815	3,228
2010	12.743	15.973	3,677
2009	9.536	12.743	4,049
2008	16.230	9.536	6,003

Dreyfus Sustainable U.S. Equity Portfolio, Inc. Subaccount (Initial Share Class)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	13.191	15.005	145
2016	12.119	13.191	210
2015	12.694	12.119	247
2014	11.346	12.694	418
2013	8.563	11.346	368
2012	7.755	8.563	359
2011	7.793	7.755	374
2010	6.883	7.793	420
2009	5.218	6.883	465
2008	8.069	5.218	565

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Invesco Variable Insurance Funds: Invesco V.I. Managed Volatility Subaccount (Series I Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2017	16.257	17.726	441
2016	14.903	16.257	732
2015	15.444	14.903	906
2014	12.989	15.444	1,481
2013	11.891	12.989	1,365
2012	11.639	11.891	1,504
2011	10.135	11.639	1,696
2010	9.667	10.135	1,662
2009	8.529	9.667	1,908
2008	12.786	8.529	2,792

(1)

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2018

INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET VALUE

ADJUSTED DEFERRED ANNUITY CONTRACTS

SCUDDER DESTINATIONSSM ANNUITY

and

FARMERS VARIABLE ANNUITY I

Issued By

ZURICH AMERICAN LIFE INSURANCE COMPANY

and

ZALICO VARIABLE ANNUITY SEPARATE ACCOUNT

HOME OFFICE: 1299 Zurich Way, Schaumburg, Illinois 60196

SERVICE CENTER: Scudder DestinationsSM Service Team, PO Box, 19097, Greenville, SC 29602-9097

Phone: 1-800-449-0523 (toll-free)

Website: www.zurichamericanlifeinsurance.com

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for the Scudder DestinationsSM Annuity dated May 1, 2018 and with the Prospectus for the Farmers Variable Annuity I dated May 1, 2005 (the Scudder DestinationsSM Annuity and the Farmers Variable Annuity are each referred to herein as a “Contract” and together, the “Contracts”). The Prospectuses may be obtained from Zurich American Life Insurance Company (“ZALICO” or “us”) by contacting the Service Center at the address, website, or telephone number listed above.

SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

SERVICES TO THE SEPARATE ACCOUNT

Recordkeepers and Independent Registered Public Accounting Firm for the ZALICO Variable Annuity Separate Account

Effective September 3, 2003 (the “Closing Date”), ZALICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and ZALICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by ZALICO, including certain registered variable annuity contracts that are funded through the ZALICO Variable Annuity Separate Account (the “Separate Account”). These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”).

On July 3, 2006, Protective Life Insurance Company of Birmingham, Alabama (“Protective Life”), purchased Chase Insurance from JP Morgan Chase & Co. Effective April 1, 2007, Chase Insurance merged with and into Protective Life. Protective Life has reinsured 100% of the variable annuity business of Chase Insurance to Commonwealth Annuity and Life Insurance Company (formerly Allmerica Financial Life Insurance and Annuity Company), a subsidiary of Global Atlantic Life and Annuity, a division of Global Atlantic Financial Group.

These acquisitions, transfers and the coinsurance agreement do not relate directly to the Contracts, although certain other contracts issued by ZALICO that are administered by Protective Life are supported by the Separate Account. Your rights and benefits and our obligations under the Contracts are not changed by these transactions and agreements.

As required by law, ZALICO is responsible for the maintenance of the books and records of the Separate Account, and it has outsourced the recordkeeping function to its third party administrator, CIS (formerly IBM Outsourcing) (see below), and Protective Life. ZALICO owns the assets of the Separate Account.

The independent registered public accounting firm for the Separate Account and ZALICO is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017 for the years ended December 31, 2017, 2016, and 2015. The firm has performed the annual audit of the financial statements of the Separate Account and ZALICO for the years ended December 31, 2017, 2016, and 2015.

Third Party Administrator

ZALICO has entered into an Insurance Administrative Services Agreement (the “Agreement”) with IBM Business Transformation Outsourcing Insurance Service Corporation (“IBM Outsourcing”), a corporation organized and existing under the laws of South Carolina. The Agreement, as amended, is included as an exhibit to the Registration Statement for the Contracts. On or about January 31, 2014, Concentrix Corporation, a wholly owned subsidiary of SYNNEX Corporation, acquired ownership of IBM Outsourcing. IBM Outsourcing changed its name to Concentrix Insurance Administration Solutions Corporation (“CIS”). CIS has its principal business address at 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615-1064. Under the Agreement, CIS, provides,

2

at the Contact Center, significant administrative services for the Contracts and the Separate Account, including the processing of all Purchase Payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the Separate Account. Concentrix Corporation’s acquisition of IBM Outsourcing is not expected to change the administration of your Contract.

Distribution of the Contracts

BFP Securities, LLC (“BFPS”), located at 6 CityPlace, Suite 400, St. Louis, MO 63141, currently serves as principal underwriter for the Contracts. Zurich Benefit Finance LLC and Bancorp Services, L.L.C. each own a 50% interest in Benefit Finance Partners, LLC. Benefit Finance Partners, LLC owns 100% of BFPS. Zurich Benefit Finance LLC and ZALICO have the same ultimate corporate parent. BFPS is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Contracts are no longer offered for sale to the public.

The selling firms that have selling agreements with BFPS are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission paid to selling firms is 6.75% of additional Purchase Payments, plus a trail commission option of up to 1.00% of additional Purchase Payments paid quarterly on Purchase Payments that have been held in the Contract for at least twelve months. During 2017, 2016, and 2015, ZALICO paid gross commissions on additional Purchase Payments, annuitization and/or buybacks of approximately $5.7 million, $2.99 million, and $7.78 million, respectively, to selling firms on behalf of BFPS, and paid trail commissions of approximately $6.6 million, $6.8 million, and $11.4 million, respectively, to selling firms on behalf of BFPS. BFPS did not retain any portion of these commissions.

Compensation accrues to BFPS at the rate of $3,500.00 per month. During 2017, ZALICO paid compensation to BFPS in the amount of $42,000.00.

3

During 2017, the top ten (10) selling firms received commissions from ZALICO as follows:

Selling Firm	Commission Amount
RAYMOND JAMES INSURANCE GROUP	$1,455,974.48
WELLS FARGO ADVISORS	$1,421,470.47
LPL FINANCIAL	$1,213,355.55
H D VEST INSURANCE AGENCY LLC	$981,459.96
SECURITIES AMERICA INC	$500,866.40
TRIAD ADVISORS	$432,490.69
COMMONWEALTH EQUITY SVCS INC	$383,632.36
CETERA ADVISOR NETWORKS	$295,674.92
MORGAN STANLEY SMITH BARNEY	$275,805.32
LINCOLN FINANCIAL ADVISORS	$273,895.88

VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote.

4

A Fund is not required to hold annual shareholders’ meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund or Portfolio based upon the Owner’s proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the Annuitant entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants’ voting rights decrease as Annuity Units decrease.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We and our agents, CIS (formerly IBM Outsourcing) and Protective Life, maintain the records of all purchases and redemptions of portfolio shares held by each of the Subaccounts. Fidelity insurance coverage for the assets of the Separate Account is provided by a Form 25 Bond issued by Liberty Mutual Insurance Company providing an aggregate limit of liability of $19 million (subject to a $500,000 single loss deductible and $9.5 million single loss limit of liability) for Zurich Holding Company of America and its subsidiaries, including ZALICO.

5

STATE REGULATION

ZALICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. ZALICO’s books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. In addition, ZALICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

6

LEGAL MATTERS

Legal matters with respect to our organization, our authority to issue annuity contracts and the validity of the Contract have been passed upon by Juanita M. Thomas, Esq., Senior Assistant General Counsel and Chief Compliance Officer. Carlton Fields Jorden Burt LLP of Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statutory financial statements and schedules of Zurich American Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years ended December 31, 2017 (prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations—Division of Insurance) and the U.S. GAAP statement of assets, liabilities, and contract owners’ equity of ZALICO Variable Annuity Separate Account as of December 31, 2017 and the related statement of operations and statements of changes in contract owners’ equity for each of the periods presented included in the Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, New York 10017.

FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for ZALICO and the Separate Account. The financial statements of ZALICO should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends or surplus. The financial statements for the Separate Account reflect assets attributable to the Contracts and also assets attributable to other variable annuity contracts offered by ZALICO through the Separate Account.

7

APPENDIX A

STATE AND LOCAL GOVERNMENT PREMIUM TAX CHART

	Rate of Tax
State	Qualified Plans	Non- Qualified Plans
California*	0.50%	2.35%
Florida**	1.00%	1.00%
Maine***	—	2.00%
Nevada*	—	3.50%
South Dakota***	—	1.25	%****
West Virginia***	1.00%	1.00%
Wyoming***	—	1.00%

*	In California and Nevada, we pay premium taxes when you annuitize your Contract. We deduct the amount of the premium tax payable from your Contract Value (if you annuitize under the standard feature in your Contract) or from your GRIB Base (if you annuitize under the GRIB rider). We will take this deduction at the time of annuitization of your Contract.
**	In Florida, annuity considerations are exempt provided that the tax savings are passed back to contract holders. Otherwise, they are taxable at 1.00%.
***	In Maine, South Dakota, West Virginia, and Wyoming, we pay premium taxes at the time we receive a Purchase Payment from you. In those four states, we reserve the right to deduct the amount of the premium tax payable from your Contract Value at the time we receive your Purchase Payment.
****	In South Dakota, we pay a 1.25% premium tax on the first $500,000 for each Non-Qualified Plan Contract and a 0.08% premium tax on any premium amount thereafter.

A-1

APPENDIX F

INDEX TO FINANCIAL STATEMENTS

Zurich American Life Insurance Company

Report of Independent Auditors

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2017 and 2016

Statutory Statements of Operations For the Years Ended December 31, 2017, 2016, and 2015

Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2017, 2016, and 2015

Statutory Statements of Cash Flows For the Years Ended December 31, 2017, 2016, and 2015

Notes to Financial Statements

Supplemental Schedule of Assets and Liabilities as of December 31, 2017 and For the Year Then Ended

Supplemental Summary Investment Schedule and Investment Risk Interrogatories as of December 31, 2017 and for the Year Then Ended

ZALICO Variable Annuity Separate Account

Report of Independent Registered Public Accounting Firm

Statement of Assets, Liabilities and Contract Owners’ Equity, December 31, 2017

Statement of Operations for the year ended December 31, 2017

Statement of Changes in Contract Owners’ Equity for the year ended December 31, 2017

Statement of Changes in Contract Owners’ Equity for the year ended December 31, 2017

Notes to Financial Statements

F-1

Zurich American Life

Insurance Company

Statutory Financial Statements

December 31, 2017 and 2016 and

For the Years Ended December 31, 2017, 2016

and 2015

And Supplemental Schedules

As of and for the Year Ended December 31, 2017

Zurich American Life Insurance Company

Index

December 31, 2017, 2016 and 2015

Report of Independent Auditors

To the Board of Directors and Stockholder of

Zurich American Life Insurance Company

We have audited the accompanying statutory financial statements of Zurich American Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2017 and 2016, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for the years then ended December 31, 2017, 2016 and 2015.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations, Division of Insurance (“IDOI”). Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America.

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the IDOI, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on

U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the years then ended December 31, 2017, 2016 and 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended December 31, 2017, 2016 and 2015, in accordance with the accounting practices prescribed or permitted by the IDOI described in Note 2.

Emphasis of Matter

As disclosed in the notes to the financial statements, the Company has entered into significant transactions with Zurich Insurance Group Ltd and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions with wholly unrelated parties.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories (collectively, the “supplemental schedules”) of the Company as of December 31, 2017 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory- basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLC

New York, New York

May 1, 2018

Zurich American Life Insurance Company

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2017 and 2016

(in thousands of dollars)	2017	2016

Admitted assets
Cash and invested assets
Fixed maturities, at amortized cost (fair value of $585,992 and $526,636, respectively)	$563,027	$508,379
Investment in subsidiary	21,820	21,215
Contract loans	64,751	62,151
Securities lending reinvested collateral assets	-	-
Cash, cash equivalents and short-term investments	59,189	33,576
Receivables for securities	-	72

Total cash and invested assets	708,787	625,393

Amounts recoverable from reinsurers	12,312	17,924
Federal Income tax receivable	-	16,585
Other amounts receivable under reinsurance contracts	24,593	17,297
Deferred and uncollected premiums	8,383	6,380
Investment income due and accrued	9,437	8,068
Guaranty funds receivable or on deposit	104	108
Receivable from separate accounts	27,592	26,674
Receivables from parent, subsidiaries and affiliates	1,176	608
Deferred income tax asset	-	-
Other assets	506	722
Separate account assets	13,432,426	11,610,441

Total admitted assets	$14,225,316	$12,330,200

Liabilities and Capital and Surplus
Liabilities
Life and annuity reserves	$468,014	$489,214
Accident and health reserves	1,616	725
Deposit-type funds
Supplemental contracts without life contingencies	16,814	16,162
Claims and benefits payable to policyholders	2,295	1,217

Total policy liabilities	488,739	507,318
Other amounts payable on reinsurance	64,324	39,570
Interest maintenance reserve	4,393	4,905
General expenses due or accrued	9,868	11,352
Transfers to Separate Accounts due or accrued	(1,576)	(3,550)
Taxes, licenses and fees due or accrued	37,236	10,329
Federal Income tax payable	50,411	-
Asset valuation reserve	2,328	2,208
Payable to affiliates	2,408	11,039
Securities lending collateral		-
Funds held under coinsurance	5,052	2,469
Commission to agents due or accrued	1,561	1,715
Payable for securities		-

Other liabilities	8,738	8,053
Separate account liabilities	13,432,426	11,610,441

Total liabilities	14,105,908	12,205,849

Capital and surplus
Capital stock ($10 par value – 300,000 authorized shares; 250,000 shares issued and outstanding at 2017 and 2016)	2,500	2,500
Paid-in and contributed surplus	733,969	705,970

Unassigned deficit	(617,061)	(584,119)

Total capital and surplus	119,408	124,351

Total liabilities and capital and surplus	$14,225,316	$12,330,200

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Statutory Statements of Operations

Years Ended December 31, 2017, 2016 and 2015

(in thousands of dollars)	2017	2016	2015

Income
Premium and annuity considerations	$1,579,396	$(31,034)	$22,697
Considerations for supplemental contracts with life contingencies	12,154	15,554	20,667
Net investment income	19,858	20,042	21,084
Amortization of interest maintenance reserve	717	819	934
Separate accounts fees	348,882	327,748	316,008
Separate accounts-related income (expenses), net	88	352	62
Commissions and expense allowances on reinsurance ceded	63,071	68,336	103,355
Ceded miscellaneous fees	(101)	(170)	(116)
Fee income from non-variable separate account funds	1,704	1,824	2,517
Other (expense) income	272	115	-

Total income	2,026,041	403,586	487,208

Benefits and Expenses
Death benefits	38,739	45,333	49,935
Annuity benefits	345,141	216,820	542,971
Disability benefits	1,648	(49)	(537)
Surrender benefits	45,261	47,072	81,685
Interest and adjustments on policy or deposit-type contracts	1,153	4,621	2,117
Payments on supplementary contracts with life contingencies	24,907	22,314	23,594
(Decrease) Increase in aggregate reserves for life policies and contracts	(20,309)	(9,200)	(16,043)
Commissions	55,518	57,488	88,779
Commissions and expense allowances on reinsurance assumed		-	-
General expenses	70,906	73,336	64,949
Insurance taxes, licenses and fees	41,984	6,744	7,483
Increase (Decrease) in loading on deferred and uncollected premiums	(59)	6	55
Net transfers from separate accounts	1,271,935	(139,809)	(455,746)
Reinsured fees associated with separate accounts	33,818	34,019	41,610
Net change in termination value of separate accounts	2	-	1
Ceded fixed/variable expense	100,165	90,570	97,076

Total benefits and expenses	2,010,809	449,265	527,929

Net (loss) gain from operations before federal income tax benefit and realized capital gains (losses)	15,232	(45,679)	(40,721)

Federal income tax expense/(benefit)	49,057	(23,580)	(18,878)

Net (loss) gain from operations before realized capital gains (losses)	(33,825)	(22,099)	(21,843)

Net realized capital gains (losses)	309	984	1,162
Related federal income tax expense (benefits)	125	(467)	(261)
Realized gains (losses) transferred to the interest maintenance reserve	205	640	759

Total realized capital gains (losses)	(21)	811	664

Net (loss) income	$(33,846)	$(21,288)	$(21,179)

The accompanying notes are an integral part of these statutory financial statements.

Zurich American Life Insurance Company

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2017, 2016 and 2015

(in thousands of dollars)	Common Capital Stock	Gross Paid-in and Contributed Surplus	Unassigned Deficit	Total Capital and Surplus

Balances at December 31, 2014	$2,500	$705,970	$(538,357)	$170,113
Net loss	-	-	(21,179)	(21,179)
Change in net unrealized capital gains, net of tax	-	-	3,043	3,043
Change in nonadmitted assets	-	-	(3,596)	(3,596)
Change in net deferred tax asset	-	-	2,804	2,804
Change in asset valuation reserve	-	-	(364)	(364)
Change in surplus as a result of change in interest
rates on Deposit Type Contracts, After Tax			631	631
Change in surplus as a result of reinsurance	-	-	(184)	(184)
Interest maintenance reserve generated by transferred coinsurance assets	-	-	(237)	(237)

Balances at December 31, 2015	2,500	705,970	(557,439)	151,031
Net loss	-	-	(21,288)	(21,288)
Change in net unrealized capital losses, net of tax	-	-	184	184
Change in nonadmitted assets	-	-	(2,503)	(2,503)
Change in net deferred tax asset	-	-	(2,083)	(2,083)
Change in liability for reinsurance in unathorized				-
and certified companies			(529)	(529)
Change in asset valuation reserve	-	-	65	65
Change in surplus as a result of 2015 Audit Adjustment	-	-	(131)	(131)
Change in surplus as a result of reinsurance	-	-	(173)	(173)
Interest maintenance reserve generated by transferred coinsurance assets	-	-	(222)	(222)

Balances at December 31, 2016	2,500	705,970	(584,119)	124,351
Net loss	-	-	(33,390)	(33,390)
Change in net unrealized capital losses, net of tax	-	-	605	605
Change in nonadmitted assets	-	-	(9,187)	(9,187)
Change in net deferred tax asset	-	-	9,157	9,157
Change in liability for reinsurance in unathorized			529	529
Change in asset valuation reserve	-	-	(120)	(120)
Change in surplus as a result of paid in capital	-	28,000	-	28,000
Change in surplus as a result of reinsurance	-	-	(161)	(161)
Interest maintenance reserve generated by transferred coinsurance assets	-	-	(208)	(208)

Balances at December 31, 2017	$2,500	$733,970	$ (616,894)	$119,576

The accompanying notes are an integral part of these statutory financial statements.

5

Zurich American Life Insurance Company

Statutory Statements of Cash Flows

Years Ended December 31, 2017, 2016 and 2015

(in thousands of dollars)	2017	2016	2015

Cash from operations
Premiums collected, net of reinsurance	$1,589,495	$(16,758)	$42,581
Net investment income	19,384	19,019	20,608
Miscellaneous income	413,916	398,338	421,821
Benefits and loss related payments	(425,005)	(332,298)	(694,801)
Net transfers from separate accounts	(1,269,961)	141,381	459,006
Commissions, expenses paid and aggregate write-ins for deductions	(284,309)	(257,223)	(312,991)
Dividends paid to policyholders	(1)	(54)
Federal and foreign income taxes recovered (paid)	17,814	12,172	9,167

Net cash (used in) provided by operations	61,333	(35,423)	(54,609)

Cash from investments
Proceeds from investments sold, matured or repaid
Fixed Maturities	120,319	123,551	257,184
Net gains or (losses) on cash, cash equivalents and short-term investments	(6)	3	30
Miscellaneous proceeds	72	110	11,904

Total investment proceeds	120,385	123,664	269,118

Cost of investments acquired
Fixed Maturities	175,553	103,799	200,775
Miscellaneous applications	-	72	-

Total investments acquired	175,553	103,871	200,775

Net increase (decrease) in contract loans	2,600	3,599	3,810

Net cash provided by (used in) investments	(57,768)	16,194	64,533

Cash from financing and miscellaneous sources
Capital contribution	28,000	-	-
Net deposits on deposit-type funds and other liabilities	652	4,073	312
Other cash (applied) provided	(6,604)	(5,364)	(17,459)

Net cash (used in) provided by financing and miscellaneous sources	22,048	(1,291)	(17,147)

Net change in cash, cash equivalents and short-term investments	25,613	(20,520)	(7,223)
Cash, cash equivalents and short-term investments
Beginning of year	33,576	54,096	61,319

End of year	$59,189	$33,576	$54,096

The accompanying notes are an integral part of these statutory financial statements.

6

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

1.	The Company and Nature of Operations

Organization and Description of Business

Zurich American Life Insurance Company (“ZALICO” or the “Company”) is a stock life insurance company founded in 1947. The Company is incorporated under the insurance laws of the State of Illinois and is licensed in the District of Columbia and all states, with the exception of New York.

The Company is a wholly owned subsidiary of Zurich American Corporation (“ZAC”), a non-operating holding company incorporated under the laws of the State of Delaware. ZAC is a wholly-owned subsidiary of Zurich Holding Company of America, Inc., (ZHCA) a Delaware Corporation, which in turn is a wholly-owned subsidiary of Zurich Insurance Group Ltd (the “Parent”), a financial services company domiciled in Switzerland.

On September 2, 2010, the Company established a subsidiary, Zurich American Life Insurance Company of New York (“ZALICONY”). In September 2011, ZALICO invested $6,250,000 in ZALICONY which consisted of $2,000,000 in common stock (20,000 shares at $100 per share) and $4,250,000 in paid in capital. In November 2011, the Company invested another $14,840,000 in ZALICONY as paid in capital. ZALICONY issued its stock to ZALICO to make the Company the sole shareholder of ZALICONY. A license to operate as an insurance company was granted by the New York State Department of Financial Services on January 1, 2012.

Effective September 30, 2016, Universal Underwriters Life Insurance Company (“UULIC”) merged with and into ZALICO resulting from a series of transactions between ZAC and ZHCA, the ultimate parent of the Company, with ZALICO being the surviving legal entity (the “Merger”). Prior to the Merger, UULIC and ZALICO were members of the same holding company system, each being under the common control of ZHCA. After completion of the Merger of UULIC into ZALICO, ZALICO remains under the control of ZHCA.

Fixed UL

In March 2016, the Company launched its inaugural fixed interest universal life product, the Zurich Protection UL (“ZPUL”). ZPUL provides valuable death benefit protection with important long-term death benefit guarantees. Riders/benefits available on the base policy include a Lapse Protection Rider that has a premium based - not shadow account based -guaranteed death benefit rider that lasts up to the insured’s age 85-95, depending upon issue age.

Index UL

The Zurich Index Universal Life (“ZIUL”) product has been rebranded and renamed Zurich Value Index UL (“ZVIUL”) and in March of 2012, a companion survivorship version of the product called the Zurich Survivor Index UL (“ZSIUL”) was brought to market. Both products are a flexible premium adjustable life insurance policy with index-linked interest options. The product provides valuable death benefit protection combined with innovative policy value growth potential. The base policy provides important death benefit guarantees with the option at issue to select long-term death benefit guarantees. Policy value growth is supported by both fixed interest and index linked interest crediting alternatives. Net premiums can be allocated into one or a combination of three index linked accounts and two fixed interest accounts. The index interest crediting exposure is reinsured where it can be hedged by the reinsurer.

In March 2015, the Company launched Zurich Protection Index UL (“ZPIUL”). This product is designed to compete with the “Low Premium Peer Group” in the marketplace. The product design remains similar to the ZVIUL, but there are a few differences such as lower rates that will apply to cost of insurance, premiums and targets and new loads which will vary by duration instead of being a set amount across all cells. The index funds also changed in design from multi-index funds to a single index fund for all options and the number of fund accounts from five to six. ZPIUL has numerous other features such as, industry leading chronic illness limits and optionally available long-term death benefit guarantees.

7

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

Level Term

The Company’s Level Term product provides valuable death benefit protection with level premiums available in three durations (10, 15 and 20 years). Premiums are guaranteed for the level premium period selected. The policy will automatically renew each year on the anniversary of the Policy Date if the premiums have been paid and does not require evidence of insurability. The Level Term product provides a contractual right to convert to any Zurich permanent product until the earlier of attained age 75 or the fifth policy anniversary.

Guaranteed Death Benefit Insurance

During the second half of 2010, the Company began marketing and sales of an individual no-lapse guarantee protection product (“NLG”) marketed to the affluent U.S. life insurance market segment. The NLG product is intended to serve the wealth transfer, estate tax planning, and business insurance needs of this market segment. The NLG is flexible premium adjustable life insurance and provides coverage guarantees, death benefit options, a policy loan feature, and three riders.

Life Portability

The Company offers a group term life portability plan option. The plan, if elected by the policyholder, allows eligible employees who lose their employee sponsored life insurance to port their coverage to another group policy underwritten by ZALICO. The prior employee may keep this plan until they obtain coverage through a new employer or until age 70. Premiums are group rated and more affordable than plans offered in the individual market.

Conversion

An optional individual whole life policy is made available to insured’s who may experience a reduction or loss of their employer sponsored life insurance coverage.

Private Placement Variable Annuity

In March 2014, the Company began selling a Private Placement Variable Annuity (“PPVA”) product. PPVA was developed to appeal to individuals, business owners and family office groups. PPVA offers a means of saving for retirement on a tax deferred basis. PPVA is flexible in terms of premium payments, and provides access to a variety of investment options.

Private Placement Individual Variable Universal Life

In February 2012, the Company began selling Private Placement Individual Variable Universal Life Insurance (“PPIVUL”) policies to high net worth individuals. Premiums are flexible, which means they may be paid at any time and in any amount, subject to the Company’s rules and applicable restrictions under the Internal Revenue Code. Premiums are invested in investment divisions of the Company’s Separate Accounts. Death Benefits are based on the policy’s cash value. PPIVUL is meant to provide a funding tool for wealthy individuals facing unique financial challenges such as estate tax and business continuity planning. The PPIVUL policies are reinsured by Zurich Insurance Company Ltd. (“ZIC”), which is an affiliate, Swiss Re Life & Health America Inc., Munich American Reassurance Company, SCOR Global Life USA Reinsurance Company and General Re Life Corp.

Private Placement Variable Universal Life

During the second half of 2011, the Company began marketing and selling Private Placement Variable Universal Life Insurance (“PPVUL”) product. PPVUL is a form of flexible premium group variable life insurance purchased by corporations on their key/officer level employees where the beneficiary is the corporation. PPVUL is designed to assist clients in meeting their commitment to their employees and to fund long term employee benefit obligations. The PPVUL policies are reinsured by Zurich Insurance Company, Bermuda Branch (“ZIBB”).

8

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

Group Term Life/ Accidental Death & Dismemberment

The Company began marketing and sales of its group term life insurance product with an accidental death and dismemberment (“AD&D”) rider in 2010. Plans are marketed through producers and brokers to U.S. employers as part of their employee benefits package. Policies are yearly renewable and include basic life (employer paid) and supplemental (employee paid) life insurance plans to eligible group members and their dependents.

The Company also marketed a small group term life insurance product with optional AD&D benefits through the agency force of Farmers Group, Inc. (“FGI”), an affiliated company until the end of 2015. ZALICO no longer utilizes FGI to market these plans. In force plans continue to be administered by ZALICO.

Group Long Term Disability and Short Term Disability Insurance

The Company began marketing and sales of its group long term disability (“Group LTD”) and short term disability (“Group STD”) income products in 2010. Policies are yearly renewable and include basic coverage and buy-up options which are marketed to employer groups as part of their employee benefits package.

Group LTD plans provide monthly income replacement benefits to disabled employees subject to a monthly maximum. The benefit period starts upon completion of an elimination period and continues as long as the employee remains disabled, or the maximum benefit duration period has been reached. Group STD plans provide weekly income replacement benefits to disabled employees for a limited duration, usually 26 weeks or less. Benefits are subject to a weekly maximum.

Group Term Life Insurance

The Company offered a group term life insurance product (“Group Life”) until the end of 2015. Group Life is marketed through the agency force of Farmers Group, Inc. (“FGI”), an affiliated company. Group Life is a yearly renewable term life insurance product for employers to make available as a part of their employee benefits package. Group Life provides guaranteed issue in limited amounts to group members and allows for conversion to an individual term life policy when a member leaves the group.

DESTINATIONS Product

DESTINATIONS is a registered individual and group variable, fixed and market value adjusted deferred annuity product. DESTINATIONS currently offers 30 variable subaccount investment options with various investment managers, a number of different guaranty periods, a fixed account option, dollar cost averaging, a guaranteed minimum death benefit (“GMDB”) option and a guaranteed retirement income benefit (“GRIB”) option.

The GMDB and GRIB options subject the Company to market risk as the beneficiary or contract holder may receive, due to product guarantees, benefits that exceed the investment performance associated with their account balance. The GMDB and GRIB benefit is the greatest of: i) the contract value (account value); ii) the greatest anniversary value before the exercise (annuitization date or date of death), reset up to age 80 minus previous withdrawals; or iii) purchase payments minus previous withdrawals, accumulated at 5% per annum to age 80.

The GRIB option is a rider to the DESTINATIONS base contract that was available to be purchased at the time the contract was issued. If purchased and later exercised, the GRIB option allows a policyholder to receive a payment stream that may have value in excess of what would otherwise have been generated, without GRIB, by annuitization of their contract value (due to benefit guarantees associated with the GRIB option). For contracts with the GRIB option, the guaranteed value may begin to be realized after seven or more years from contract issue, depending upon issue age. The amount of excess of the GRIB value over the contract value can fluctuate on a daily basis with changes in equity market returns. As such, the ultimate amount paid by the Company, if any, is uncertain and could be significantly more or less than the net amount at risk (as disclosed in Note 7).

9

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

On November 17, 2006, the Company entered into a reinsurance agreement with ZIC (“ZIC Agreement”) to reinsure the net amounts at risk for GMDB and GRIB options on policies issued from May 1, 2000 through February 28, 2003. Subsequently, on December 22, 2008 the Company and ZIC entered into Amendment No.1 to the ZIC Agreement (“Amendment”). Under terms of the Amendment, the Company paid a premium to ZIC of $10,000,000 in consideration for changes in the operation of the ZIC Agreement, for the benefit of the Company, under forecast scenarios where a significant further decline in equity market levels was projected. See Note 8 for a more detailed discussion of the ZIC Agreement and Amendment.

Effective August 1, 2014, ZALICO reduced its cap on deposits in its DESTINATIONS variable annuity product from $1,000,000 to $10,000. This action is consistent with the Company’s rights under these contracts.

In September 2015, the Company announced a Buy Back Offer concerning the DESTINATIONS and Farmers VA I variable annuity contracts. When accepting the Buy Back Offer, contract holders could choose to surrender the contract for a Buy Back amount that consisted of a cash distribution of contract value plus an enhancement amount, or contract owners could choose to use the Buy Back amount to exchange their contracts for another company’s annuity product or for some other eligible investment. Acceptance of the Buy Back Offer was free of surrender charge. The Buy Back Offer was made in three offering periods: September 14, 2015 through December 11, 2015; and January 4, 2016 through January 31, 2016; and July 5 2017 through December 31 2017.

Purchase Agreement

On May 29, 2003, Kemper Corporation (now ZAC) entered into a stock and asset purchase agreement (the “Purchase Agreement”) with Bank One Insurance Holdings, Inc. (“BOIH” or “Bank One”) which, in conjunction with then-associated and subsequent transactions, has resulted in the following:

•	On September 3, 2003 (the “Closing Date”), the Company ceded, through a coinsurance agreement, 100% of its general account liabilities to Protective Life Insurance Company (“PLICO”) with the exception of those relating to the DESTINATIONS product, supplemental contracts arising from the DESTINATIONS product, and business-owned life insurance (“BOLI”) contracts. These general account liabilities included all of the Company’s gross liabilities and obligations, including benefits, claims, taxes, commissions and assessments for certain types of existing individual and group life insurance policies and annuity contracts (collectively referred to as the “Reinsured Policies”). The Reinsured Policies also included certain policies written for a period of twelve months subsequent to the Closing Date. The Company, under the coinsurance agreement, is accepting renewal premium for all of its products.

•	The Company ceded on a modified coinsurance basis its separate account liabilities that are related to the Reinsured Policies. As of December 31, 2017 and 2016, the Company’s separate account reserves subject to the coinsurance agreement with PLICO were approximately $1,021,665,000 and $967,427,000, respectively.

•	PLICO assumed administration of the Reinsured Policies and BOLI contracts of the Company on a long-term basis subject to the oversight of the Company. This included, but was not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information and certain aspects of legal compliance.

•

A trust account was established for the exclusive benefit of the Company (the “Security Trust Account”). The Security Trust Account is funded with assets equal to the general account statutory reserves adjusted for policy loans and interest maintenance reserves reinsured by PLICO, adjusted on a quarterly basis. PLICO is required to maintain the Security Trust Account until the Company’s

10

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

general account statutory reserves of the Reinsured Policies are $400,000,000 or less. As of December 31, 2017 and 2016, the Company’s general account statutory reserves subject to the coinsurance agreement with PLICO were approximately $1,756,569,000 and $1,786,675,000 respectively. The balance in the Security Trust Account was approximately $1,819,759,000 and $1,744,465,000 as of December 31, 2017 and 2016, respectively.

The Company agreed with PLICO that for a period of three years following the Closing Date, it would not, except under limited circumstances, issue any new BOLI policies. Nearly all of the Company’s BOLI policies are reinsured to ZIBB. The account values of these ceded BOLI policies are included in the separate account assets and liabilities on the balance sheet.

BFP Securities LLC

BFP Securities LLC (“BFPS”) and Investment Distributors, Inc. (“IDI”), an affiliate of PLICO, are the principal underwriters for ZALICO’s variable separate accounts. BFPS is also the primary wholesaling distributor of ZALICO’s BOLI and mortality-based funding products. BFPS is a wholly owned subsidiary of Benefit Finance Partners, LLC (“BFP”). BFP is 50% owned by Bancorp Services, L.L.C., an unaffiliated party, and 50% owned by Zurich Benefit Finance LLC, an affiliate of ZALICO.

Business Owned Life Insurance

From 1997 to the effective date of the Purchase Agreement, the Company marketed BOLI policies. BOLI is a form of group life insurance which enables clients to buy variable life insurance on key employees. The policies remain in force until the last insured dies or the policy is surrendered or exchanged. The policyholder has flexibility regarding premiums and the right to allocate premiums to various divisions with differing investment objectives. The policyholders may also borrow from the investment value of the policies, surrender the policies for their cash surrender values or in some cases, make partial withdrawals from the cash surrender values. Death benefits on the life of any insured are at least equal to the face amount on the individual insured provided the cash value relating to the insured is greater than zero.

The Company records as fees cost of insurance charges taken from the separate accounts. Costs of insurance amounts ceded to reinsurers are recorded as a reduction of premiums.

ZIBB reinsures 98% of the mortality risk and 98% of the net amount at risk of the BOLI policies. ZIBB offered a stable value protection (“SVP”) option in conjunction with the BOLI policies. The SVP option allows purchasers of the option to make investments into SVP divisions of the Company’s separate accounts. These SVP divisions purchase value protection from a stable value provider which offers smooth or stabilized investment returns over a specified period of time.

Separate Accounts

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the contract holder assumes the investment risk, and guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the contract holder. Non-guaranteed separate account assets are segregated from other investments, and investment income and gains and losses accrue directly to the contract holder. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company. Changes in liabilities for minimum guarantees are included in the increase in aggregate reserves for life policies and contracts line item in the financial statements.

11

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (“IDOI”).

The IDOI recognizes only Statements of Statutory Accounting Principles (“SSAP” or “NAIC SAP”) prescribed or permitted by the State of Illinois for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Illinois Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual version effective January 1, 2001 (“NAIC AP&P”) has been adopted as a component of prescribed or permitted practices by the State of Illinois.

Statutory accounting practices differ from accounting principles generally accepted in the United States of America (“US GAAP”) in the following respects:

Cash and Cash Equivalents

Cash and cash equivalents consists of cash on hand, deposits in banks and other investments, with an original maturity of 90 days or less. Cash and cash equivalents are carried at cost, which approximates fair value as required by the NAIC. Under US GAAP, cash and cash equivalents are carried at fair value.

Investments

Investments in fixed maturities are stated at amortized cost or at values required by the NAIC. Under US GAAP, fixed maturities are reported at fair value or amortized cost based upon management’s intent as to whether fixed maturities are available for sale or will be held until maturity.

In determining fair market value, for the majority of securities, quotes were obtained from third party sources. If quotes from these sources were not available, a broker estimate was used. Differences between cost and admitted asset investment carrying amounts are credited and charged directly to unassigned surplus rather than to a separate component of stockholder’s equity and other comprehensive income.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under US GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the IDOI in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by US GAAP.

Life Policy and Contract Reserves

Life policy and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under US GAAP, such costs are deferred and amortized over the premium-paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

12

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

Recognition of Revenue and Related Expenses

Under statutory accounting practices, premiums are recognized as revenues when due. For US GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, interest earned, policy administration charges, and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset. Under US GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve. Contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under GAAP, the embedded derivative would be bifurcated from the host contract and accounted for separately.

Reinsurance

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP purposes. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses. Reserves and reinsurance recoverable on unpaid claims on reinsured business are netted with aggregate reserves and the liability for life policy claims, respectively. Under US GAAP, these reinsured amounts are reflected as an asset.

Federal Income Taxes

Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. Net deferred tax assets are limited to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under US GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders’ equity.

Nonadmitted Assets

Certain assets are considered nonadmitted assets for statutory purposes and any changes in such assets are credited or charged directly to unassigned surplus. There are no nonadmitted assets for US GAAP purposes.

Statement of Cash Flows

The statutory basis statement of cash flows is presented as required and differs from the US GAAP presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the IDOI requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

13

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

The Company is liable for guaranty fund assessments related to certain unaffiliated life insurance companies that have become insolvent during the years 2017 and prior. The Company’s financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of expected future premium tax recoveries) that the Company believes will be assessed in the future. According to SSAP No. 35R, “Guaranty Fund and Other Assessments”, guaranty fund assessment (“GFA”) liabilities and estimated premium tax credits as well as the estimated GFA recoverable for the ceded portion of the future liabilities, are to be presented separately in the balance sheet. The majority of the GFA liability is ceded as a result of the Purchase Agreement to Protective Life Insurance Company.

The Company’s guaranty fund liability is $10,298,000 and $10,353,000 at December 31, 2017 and 2016, respectively. Amounts recoverable from reinsurers related to GFA liabilities are $10,276,000 at December 31, 2017 and $10,276,000 at December 31, 2016. The amount and period over which the GFA liabilities are expected to be paid varies by insolvency. Future premium tax recoveries total $104,000 and $85,000 at December 31, 2017 and 2016. Premium tax recoveries vary by state and generally range between five to twenty years.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in laws or regulations that can result in additional, unanticipated expense to the Company. Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to whether future legislation might be enacted, or if enacted that would include provisions with possible negative effects on the Company’s life and annuity products.

Going Concern

The Company’s management periodically evaluates whether there is substantial doubt about an entity’s ability to continue as a going concern. Such substantial doubt is determined when relevant conditions and events, considered in the aggregate, indicate that it is probable that an entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued. Management has determined that there is not a substantial doubt about the Company’s ability to continue as a going concern.

Investments

Investments are valued as prescribed by the NAIC and as required by the IDOI. All security transactions are recorded on a trade date basis. Investments are recorded on the following bases:

•	Fixed maturities – At cost, adjusted for amortization of premium or discount. Fixed maturities with NAIC designations of 6 are reported at the lower of amortized cost or fair value. Discount or premium on fixed maturities is amortized using the interest method on a prospective basis. A yield to worst amortization method is used to take into consideration any fixed maturity call or sinking fund feature.

•	Loan-backed securities – Are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from the respective managers and the prepayment windows and/or cash flows were obtained from Bloomberg. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the prospective adjustment method to securities purchased prior to that date. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable are written down to the present value of expected cash flows to be received.

14

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

•	Investment in subsidiary – The Company’s investment in the common stock of its wholly owned insurance subsidiary is accounted and reported under the equity method as described in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities”, and valued in accordance with section 3(ii) (D) of the NAIC Valuations Securities manual. Changes in the carrying value of such investments are reflected as unrealized gains or losses in capital and surplus.

•	Short-term investments – The Company records short term investments at cost or amortized cost.

•	Contract loans are carried at the aggregate of the unpaid balance provided the unpaid balance does not exceed either cash surrender value of the policy or the policy reserves. The excess of the unpaid loan balance over the cash surrender value is nonadmitted and reflected as an unrealized capital loss.

•	Upon default or indication of potential default by an issuer of fixed maturity securities, other than mortgage-backed securities, the issue(s) of such issuer would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal year in which the impairment was determined to have become other than temporary. Thereafter, each issue is regularly reviewed and additional write-downs may be taken in light of later developments. Write-downs are included as part of net realized capital gains (losses). Writedowns are included as part of the net realized capital gains (losses). The Company recognized $0, $0, and $1,248 capital losses on bonds due to the other-than-temporary declines in fair value for the years ended December 31, 2017, 2016 and 2015. All loan-backed and structured securities were reviewed to determine if there were any indications of potential for other than temporary impairment classification (“OTTI”). Where such an indication existed, cash flow and credit support analyses were performed. If it was determined that the Company was to receive less than 100% of contractual cash flows, the OTTI impact was measured and recorded in accordance with SSAP 43R Loan-Backed and Structured Securities. There were no fixed maturity write-downs on loan-backed and structured securities for the periods ended December 31, 2017, 2016 and 2015.

Investment Income and Realized Gains and Losses

Investment income is recorded when earned. All investment income due and accrued amounts that are over 90 days past due, are excluded from surplus. The Company had no investment income due and accrued that was over 90 days past due at December 31, 2017, 2016 and 2015.

Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, which are not transferred to the IMR and write-downs are credited or charged to income, net of applicable federal income tax. Unrealized gains and losses, including changes in real estate-related reserves, are credited or charged to surplus, net of deferred tax.

Securities Lending

The Company entered into a securities lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102% of the fair value of domestic loaned securities and 105% of the fair value of foreign loaned securities.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in overnight repurchases in U.S. Government and Agency securities. Income earned from the securities lending arrangement is shared 25% and 75% between the lending agent and the Company, respectively. Income earned by the Company was approximately $0, $1,000 and $9,000 in 2017, 2016 and 2015, respectively. There were no securities on loan as of December 31, 2017 and 2016; $109,900 was on loan as of December 31, 2015.

15

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

The Company terminated the Securities Lending program in December 2015.

Income and Expenses

Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of premiums and annuity considerations, investment income and policy charges and fees. Expenses consist of benefits, changes in aggregate reserves and policy maintenance costs.

Life and interest-sensitive life insurance contract premiums are recognized as income when due, while annuity contract premiums are recognized as income when received. Expenses, including acquisition costs related to acquiring new and renewal business, such as commissions, are charged to operations as incurred.

Policy Liabilities and Other Policyholders’ Funds

Liabilities for policy reserves on annuity contracts are calculated based on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Interest crediting rates under the contracts’ accumulation periods range from 2.15% to 7.00%. Guarantee periods range from one to ten years with minimum interest rate guarantees ranging from 2.0% to 4.5%.

Liabilities for life policy reserves and interest-sensitive life insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals. Liabilities for the majority of these contracts are calculated based on the 1980 Commissioner’s Standard Ordinary (“CSO”) table assuming interest rates ranging from 3.5% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium paid beyond the policy month of death. Surrender values promised in excess of the legally computed reserves, if any, would be included as a component of reserves.

Extra premiums are charged for policies issued on substandard lives according to underwriting classifications. Final reserves are determined by computing the mid-terminal reserve for the plan and holding an additional one half of the net valuation premium for the modal period.

Separate Accounts

The assets of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate accounts and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders.

The assets and liabilities of the separate accounts are carried at the fair value of the underlying contracts. The difference between the fair values of the contracts, and their termination value, is recorded as a negative liability for transfers to separate accounts due or accrued. Changes in termination value of the contracts are recognized through the Company’s net loss from operations as a component of net transfers to (from) the separate accounts rather than directly to surplus. The assets are invested primarily in a series of mutual funds managed by Deutsche Investments, and other unaffiliated mutual fund managers.

Reinsurance

In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of annuities and to individual death claims and other claims. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. An additional protection is the existence of a security trust. Several of the Company’s reinsurance contracts require that the reinsurer fund a trust, with the fair value of the assets at least equal to the book value of the statutory liabilities reinsured.

16

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

Federal Income Taxes

The Company has applied the NAIC Statement of Statutory Accounting Principles No. 101, “Income Taxes”. Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred tax assets (DTA) and liabilities (DTL) are recognized as adjustments to surplus. DTAs are first subjected to a valuation allowance assessment. Net DTAs remaining after the valuation allowance assessment are considered admitted assets based upon specific criteria, which consider the reversal pattern of DTAs and surplus. The reversal pattern and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

The Company records interest and penalties related to income tax contingencies as a component of income tax expense.

Nonadmitted Assets

Certain assets, designated as “nonadmitted assets”, have been excluded from the statutory statements of admitted assets, liabilities and capital and surplus through a direct charge against unassigned surplus.

Statement of Cash Flows

The Company defines cash as cash in banks and money market accounts and considers all highly liquid investments, with maturity of one year or less when purchased, to be short-term investments.

Principles-based Reserving

In June 2016, the NAIC adopted a recommendation that will activate a principles-based reserving approach for life insurance products. Principles-based reserving replaces the reserving methods for life insurance products for which the current formulaic basis for reserves may not accurately reflect the risks or costs of the liability or obligations of the insurer. The principles-based reserving approach has a three-year phase-in period. At the Company’s discretion, it may be applied to new individual life business beginning as early as January 1, 2017, and must be applied for all new individual life business issued January 1, 2020 and later. The Company may select different implementation dates for different products. As of December 31, 2017, the Company has not adopted Principles Based Reserving. Due to reinsurance, the Company expects there will be no impact from its adoption.

Change in Valuation Basis

At December 31, 2015, the Company changed the interest rates used for the valuation of certain Supplementary Contracts Not Including Life Contingencies. The impact of this change net of reinsurance for the period ending on December 31, 2015 was a decrease of $971,000 for deposit type contracts. The net impact on the Company’s surplus for the period ending December 31, 2015 was an increase of $631,000.

Reclassification

Certain prior year amounts have been reclassified to conform to the current year’s presentation. These reclassifications have no effect on net income or capital and surplus as previously reported.

3.	Business Combinations and Goodwill

On September 30, 2016, ZALICO received from its parent, Zurich American Corporation (“ZAC”), a capital contribution of $25,680,521 comprised of UULIC common stock and additional paid in capital. The Company then merged with UULIC on the same date with the Company as the surviving entity. The transaction was treated as a non-economic transaction, recorded at the lower of existing book value or fair value at September 30, 2016. ZALICO eliminated the capital common stock of UULIC upon merging of the balance sheets.

17

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

Pre-merger separate company revenue, net income, and other surplus adjustments for the nine months ended September 30, 2016 were $298,200,623, $(15,693,887), $110,249,705, respectively for the Company and $8,766,010, $2,305,498, $25,680,521, respectively for UULIC.

4.	Investments

The components of investment income by type of investment for the Years Ended December 31, 2017, 2016 and 2015 are as follows:

(in thousands of dollars)	2017	2016	2015

Fixed maturities	$18,434	$19,177	$20,261
Contract loans	2,886	2,858	2,539
Cash, cash equivalents and short-term investments	601	188	66
Other	6	9	25

Gross investment income	21,927	22,232	22,891

Less: Investment expenses	(2,069)	(2,190)	(1,807)

Net investment income	$19,858	$20,042	$21,084

In 2017, 2016 and 2015, the Company’s investment expenses included fees of approximately $240,000, $291,000 and $341,000, respectively, to Deutsche Investment Management Americas, Inc., a third party.

In 2017, 2016 and 2015, the Company’s investment expenses included fees of approximately $188,000, $129,000, and $0 respectively, to Prudential Private Placement Investors L.P., a third party.

Investment expenses included the following fees paid to the Company’s various affiliated investment managers:

In 2017, 2016 and 2015, the Company’s investment expenses included fees of approximately $287,000, $442,000, and $207,000 respectively, to Zurich Investment Services Limited.

In 2017, 2016 and 2015, the Company’s investment expenses included fees of approximately $791,000, $650,000, and $814,000 respectively, to Zurich Global Investment Management.

In 2017, 2016 and 2015, the Company’s investment expense included fees of approximately $116,000, $115,000, and $112,000 respectively, to Farmers Group Inc.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities based on specific identification.

Realized investment gains and losses for the Years Ended December 31, 2017, 2016 and 2015 are as follows:

(in thousands of dollars)	2017	2016	2015

Fixed maturities	$315	$981	$1,132
Cash, cash equivalents, and short term	$(6)	$3	$30
Transfer to (from) interest maintenance reserve	(205)	(640)	(759)
Add: Tax impact from net realized gains and losses	(125)	467	261

	$(21)	$811	$664

18

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

Unrealized Gains and Losses on Fixed Maturities

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities, as of December 31, 2017 and 2016 are as follows:

	2017
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Fixed maturities
U.S. government	$67,297	$567	$(307)	$67,557
Other governments	-	-	-	-
Political subdivisions	3,717	1,098	-	4,815
Special revenues	61,670	3,118	(537)	64,251
Industrial and miscellaneous (unaffiliated)	430,343	20,868	(1,842)	449,369
Loan-backed securities	-	-	-	-

Total Fixed maturities	$563,027	$25,651	$(2,686)	$585,992

	2016
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Fixed maturities
U.S. government	$30,636	$516	$(610)	$30,542
Other governments	-	-	-	-
Political subdivisions	3,581	942	-	4,523
Special revenues	64,485	2,433	(318)	66,600
Industrial and miscellaneous (unaffiliated)	409,677	17,677	(2,383)	424,971
Loan-backed securities	-	-	-	-

Total Fixed maturities	$508,379	$21,568	$(3,311)	$526,636

Unrealized Losses on Fixed Maturities

Fair value and gross unrealized losses of fixed maturities as of December 31, 2017 and 2016 were as follows:

	2017
	Unrealized Losses		Unrealized Losses
	Less Than 12 Months		Greater Than 12 Months
(in thousands of dollars)	Estimated Fair Value	Gross Unrealized Losses	Gross Estimated Fair Value	Estimated Unrealized Losses

Fixed maturities
U.S. government	$45,640	$(219)	$9,996	$(80)
Industrial and miscellaneous (unaffiliated)	75,818	(705)	20,438	(519)
Loan-backed securities	96,270	(620)	30,010	(543)

Total Fixed maturities	$217,728	$(1,544)	$60,444	$(1,142)

19

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

	2016
	Unrealized Losses		Unrealized Losses
	Less Than 12 Months		Greater Than 12 Months
(in thousands of dollars)	Estimated Fair Value	Gross Unrealized Losses	Gross Estimated Fair Value	Estimated Unrealized Losses

Fixed maturities
U.S. government	$23,773	$(606)	$-	$-
Industrial and miscellaneous (unaffiliated)	73,876	(1,611)	2,246	(119)
Loan-backed securities	85,821	(781)	6,547	(194)

Total Fixed maturities	$183,470	$(2,998)	$8,793	$(314)

As of December 31, 2017 and 2016, fixed maturities represented 100% of the Company’s total unrealized loss amount for both years, which was comprised of 225 and 145 securities, respectively.

As of December 31, 2017 and 2016, there were no securities with a fair value less than 80% of the securities’ amortized cost for greater than 12 continuous months.

As of December 31, 2017 and 2016, fixed maturities in an unrealized loss position for less than 12 months were comprised of 176 and 130 securities, of which 100% and 93%, of fair value of $217,727,000 and $169,841,000, respectively were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

Fixed maturities in an unrealized loss position for greater than 12 months as of December 31, 2017 and 2016 were comprised of 49 and 15 securities with a total fair value of $60,444,000, and $8,793,000, respectively. The unrealized loss of $1,141,000, and $314,000 at December 31, 2017 and 2016, respectively relates to industrial and miscellaneous, U.S. Special Revenues, and U.S. Government securities. The decline in fair value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses; watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any fixed maturity securities with unrealized losses have a credit rating below investment grade for 12 consecutive months. Fixed maturities, except mortgage-backed securities, classified as noninvestment grade (NAIC designation 3 or below) and for which it is determined that the collection of all contractual cash flows are not probable, are written down to fair value and a loss is recognized. Mortgage-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received.

Accordingly, it is expected that the securities would not be settled at a price less than the amortized cost of the Company’s investment. Because the decline in fair value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be at maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2017.

Concentrations of Credit Risk

The Company is not exposed to any significant concentration of credit risk of a single or group non-governmental issuer. Concentration of credit risk could exist when changes in economic, industry or geographic factors similarly affect groups of counter-parties whose aggregate credit exposure is material in relation to the Company’s total exposure.

20

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

Loan-Backed Securities

There were no loan-backed securities impaired during 2017 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Maturities of Fixed Maturities

The amortized cost and estimated fair value of fixed maturities, by contractual maturity, at December 31, 2017 and 2016 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed securities provide for periodic payments throughout their life. As the stated maturities of such securities may not be indicative of actual maturities, the totals for mortgage-backed securities are shown separately.

	2017		2016
(in thousands of dollars)	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

Due in 1 year or less	$48,066	$48,324	$17,930	$18,045
Due after 1 year through 5 years	113,808	115,019	105,701	109,298
Due after 5 years through 10 years	99,735	101,188	69,701	70,296
Due after 10 years	113,439	133,245	115,130	128,139

	375,048	397,776	308,462	325,778

Mortgage-backed securities	187,979	188,216	199,917	200,858

	$563,027	$585,992	$508,379	$526,636

Proceeds from sales of fixed maturities and gross realized gains (losses) on such sales and impairments for the years ended December 31, 2017, 2016, and 2015 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds

2017
Fixed maturities	$617	$(302)	$69,134

2016
Fixed maturities	$1,528	$(545)	$62,932

2015
Fixed maturities	$1,509	$(371)	$166,305

Fixed maturities with an amortized cost of approximately $4,506,000 and $6,091,000 were on deposit with regulatory authorities at December 31, 2017 and 2016, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,490,000 and $6,451,000 as of December 31, 2017 and 2016, respectively.

21

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

Structured Notes

The company held the following Structured Notes as of December 31, 2017 and 2016:

(in thousands of dollars)
2017
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage - Referenced Security (Y/N)
039483BC5	$ 378	$ 487	$ 377	N
404280BJ7	$ 1,029	$ 1,013	$ 1,027	N
Total	$ 1,407	$ 1,500	$ 1,404

(in thousands of dollars)
2016
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage - Referenced Security (Y/N)
039483BC5	$ 378	$ 453	$ 378	N
Total	$ 378	$ 453	$ 378

Restricted Assets

As of December 31, 2017 and 2016, the Company has the following restricted assets:

2017
Gross Restricted										Percentage
Current Year

	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ Decrease	Total NonAdmitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Asset	Admitted Restricted to Total Admitted Assets
Subject to reverse repurchase agreements	-	-	-	-	-	-	-	-	-	0.00%	0.00%
On deposit with states regulatory bodies	4,506	-	-	-	4,506	6,091	(1,585)	-	4,506	0.00%	0.00%

Total restricted assets	4,506	-	-	-	4,506	6,091	(1,585)	-	4,506	0.00%	0.00%

22

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

2016
Gross Restricted										Percentage
Current Year

	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Protected Cell Account Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ Decrease	Total NonAdmitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Asset	Admitted Restricted to Total Admitted Assets
Subject to reverse repurchase agreements	-	-	-	-	-	-	-	-	-	0.00%	0.00%
On deposit with states regulatory bodies	6,091	-	-	-	6,091	6,113	(22)	-	6,091	0.00%	0.00%

Total restricted assets	6,091	-	-	-	6,091	6,113	(22)	-	6,091	0.00%	0.00%

5.	Fair Value of Financial Instruments

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market funds and exchange traded equity and derivative securities.

Level 2 Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a. Quoted	prices for similar assets or liabilities in active markets

b. Quoted	prices for identical or similar assets or liabilities in nonactive markets

c. Inputs	other than quoted market prices that are observable

d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

At the end of each reporting period, the Company evaluates whether or not an event has occurred that would transfer any of these securities between Level 1 and Level 2. This policy also applies to transfers in and out of Level 3.

23

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables provide information as of December 31, 2017 and December 31, 2016 about the Company’s financial assets and liabilities measured at fair value:

	2017
(in thousands of dollars) Assets	Quoted Prices Active Markets for Identical Assets Level 1	Significant Observable Inputs Level Level 2	Significant Unobservable Inputs Level Level 3	Total

Separate account assets	$1,901,515	$11,073,699	$457,212	$13,432,426

	$1,901,515	$11,073,699	$457,212	$13,432,426

Liabilities

Separate account liabilities		$13,432,426		$13,432,426

	$-	$13,432,426	$-	$13,432,426

	2016
(in thousands of dollars) Assets	Quoted Prices Active Markets for Identical Assets Level 1	Significant Observable Inputs Level Level 2	Significant Unobservable Inputs Level Level 3	Total

Separate account assets	$2,120,087	$9,104,291	$386,063	$11,610,441

	$2,120,087	$9,104,291	$386,063	$11,610,441

Liabilities

Separate account liabilities		$11,610,441		$11,610,441

	$-	$11,610,441	$-	$11,610,441

The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the open-ended mutual funds are included in Level 1. The open-ended mutual funds are valued at the net asset values of the respective portfolios as of December 31, 2017. There are no restrictions on purchases or sales of these open-ended mutual funds. The privately managed funds assets are categorized in Level 2 or 3 based on the following classifications of the portfolio of investments which support each privately managed fund. The bonds are classified into Level 1, 2 or 3, based on the availability of quoted prices or valuation techniques utilized. The short-term investments are included in Level 1. The investment income due and accrued amount is allocated to the same level as the associated security for which it is due. The stable value asset is categorized as Level 2. Level 2 investments are priced using quoted market prices as an input. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

24

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

The Company had no transfers between Level 1 and Level 2 of the fair value hierarchy for the years ended December 31, 2017 and 2016.

Changes in Level 3 Assets Measured at Fair Value

The following table summarizes the changes in assets classified as Level 3 for the years ended December 31, 2017 and 2016. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs:

	2017
(in thousands of dollars)	Beginning Fair Value	Total Gains/ (Losses) Included in Net Income	Purchases	Sales	Transfer in/(out) of Level 3	Ending Fair Value

Separate account assets	$386,063	$35,482	$89,425	$ (53,757)	$-	$457,213

	2016
(in thousands of dollars)	Beginning Fair Value	Total Gains/ (Losses) Included in Net Income	Purchases	Sales	Transfer in/(out) of Level 3	Ending Fair Value

Separate account assets	$260,190	$10,426	$142,029	$(26,582)	$-	$386,063

Fair Values of Financial Instruments and its Levels within Fair Value Hierarchy

The following table provides information as of December 31, 2017 and 2016 about the fair values and admitted values of the Company’s financial instruments and its levels within the fair value hierarchy:

	2017
(in thousands of dollars)
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets
Fixed Maturities	$585,992	$563,027	$-	$580,230	$5,762	$-
Cash, Cash Equivalents and Short-Term Investments	59,189	59,189	59,189	-	-	-
Receivable for Securities		-	-	-	-	-
Contract Loans	64,751	64,751	-	-	-	64,751
Accrued Investment Income	9,437	9,437	9,437	-	-	-
Separate Account Assets	13,432,426	13,432,426	1,901,515	11,073,699	457,213	-

Total Assets	$14,151,795	$14,128,830	$1,970,141	$11,653,929	$462,975	$64,751

Liabilities
Deposit Type Contracts	16,814	16,814	-	16,814	-	-
Separate Account Liabilities	13,432,426	13,432,426	-	13,432,426	-	-

Total Liabilities	$13,449,420	$13,449,420	$-	$13,449,420	$-	$-

25

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

	2016
(in thousands of dollars)
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets
Fixed Maturities	$526,636	$508,379	$-	$512,648	$13,988	$-
Cash, Cash Equivalents and Short-Term Investments	33,576	33,576	33,576	-	-	-
Receivables for Securities	72	72	72	-	-
Accrued Investment Income	8,068	8,068	8,068	-	-	-
Separate Account Assets	11,610,441	11,610,441	2,120,087	9,104,291	386,063	-

Total Assets	$12,178,793	$12,160,536	$2,161,803	$9,616,939	$400,051	$-

Liabilities
Deposit Type Contracts	$16,162	$16,162	$-	$16,162	$-	$-
Separate Account Liabilities	11,610,441	11,610,441	-	11,610,441	-	-

Total Liabilities	$11,626,603	$11,626,603	$-	$11,626,603	$-	$-

Methods and Assumptions to Estimate Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2017 and 2016:

Fixed maturities

The estimated fair values of fixed maturities is valued in accordance with the NAIC’s Purposes and Procedures Manual of the Securities Valuation Office (“SVO”). In those instances where fair value is not available from the SVO, then fair value is based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services, generally broker dealers. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of fair value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

Contract Loans

The carrying amounts of these items approximate fair market values because interest rates are generally variable and based on current market rates.

Cash, Cash Equivalents and Short-term Investments

The carrying amounts of these items approximate fair value.

Deposit Type Contracts

The estimated fair value is currently equal to book value and is based on the present value of the future payments.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (“NAV”) per share of the respective portfolios at December 31, 2017 and December 31, 2016. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate accounts liabilities are a reasonable estimate of their fair value.

26

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

The carrying value and estimated fair value of the Company’s financial instruments as of December 31, 2017 and 2016 were as follows:

	2017		2016
(in thousands of dollars)	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Financial instruments recorded as assets
Fixed maturities	$563,027	$585,992	$508,379	$526,636
Contract loans	64,751	64,751	62,151	62,151
Cash, cash equivalents and short-term investments	59,189	59,189	33,576	33,576
Securities lending - collateral	-	-	-	-
Separate account assets	13,432,426	13,432,426	11,610,441	11,610,441

Financial instruments recorded as liabilities
Securities lending liabilities	-	-	-	-
Separate account liabilities	13,432,426	13,432,426	11,610,441	11,610,441

6.	Income Taxes

Components of Deferred Tax Assets (“DTAs”) and Deferred Tax Liabilities (“DTLs”) at December 31, 2017 and 2016, as well as changes herein, comprise the following components:

	2017
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$62,573	$1,190	$63,763
Statutory valuation allowance adjustment	-	-	-

Adjusted gross deferred tax assets	62,573	1,190	63,763
Deferred tax assets nonadmitted	56,155	1,190	57,345

Subtotal net admitted deferred tax asset	6,418	-	6,418

Deferred tax liabilities	6,418	-	6,418

Net admitted deferred tax asset	$-	$-	$-

	2016
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$54,578	$177	$54,755
Statutory valuation allowance adjustment	-	-	-

Adjusted gross deferred tax assets	54,578	177	54,755
Deferred tax assets nonadmitted	48,012	177	48,189

Subtotal net admitted deferred tax asset	6,566	-	6,566

Deferred tax liabilities	6,566	-	6,566

Net admitted deferred tax asset	$-	$-	$-

27

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$7,995	$1,013	$9,008
Statutory valuation allowance adjustment	-	-	-

Adjusted gross deferred tax assets	7,995	1,013	9,008

Deferred tax assets nonadmitted	8,143	1,013	9,156

Subtotal net admitted deferred tax asset	(148)	-	(148)

Deferred tax liabilities	(148)	-	(148)

Net admitted deferred tax asset	$-	$-	$-

The SSAP No. 101 admission calculation components at December 31, 2017 and 2016 are as follows:

	2017
(in thousands of dollars)	Ordinary	Capital	Total

(a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$-	$-	$-
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized After Application of the Threshold Limitation	-	-	-
(b.i) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	-	-	-
(b.ii) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	-	-	18,262
(c) Adjusted Gross Deferred Tax Assets Offset by Gross Deferred Tax Liabilities.	6,418	-	6,418

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101.	$6,418	$-	$6,418

Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount.			764%

Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation			$121,904

	2016
(in thousands of dollars)	Ordinary	Capital	Total

(a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$-	$-	$-
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized After Application of the Threshold Limitation	-	-	-
(b.i) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	-	-	-
(b.ii) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	-	-	18,653
(c) Adjusted Gross Deferred Tax Assets Offset by Gross Deferred Tax Liabilities.	6,566	-	6,566

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101.	$6,566	$-	$6,566

Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount.			804%

Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation			$126,560

28

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

	Change
(in thousands of dollars)	Ordinary	Capital	Total

(a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks.	$-	$-	$-
(b) Adjusted Gross Deferred Tax Assets Expected To Be Realized After Application of the Threshold Limitation	-	-	-
(b.i) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	-	-	-
(b.ii) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.			(391)
(c) Adjusted Gross Deferred Tax Assets Offset by Gross Deferred Tax Liabilities.	(148)	-	(148)

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101.	$(148)	$-	$(148)

Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount.			-40%

Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation			$ (4,656)

The impact of Tax Planning Strategies at December 31, 2017 and 2016 includes:

	2017		2016		Change
(in thousands of dollars)	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital

Adjusted gross DTAs	62,573	1,190	54,578	177	7,995	1,013
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Net admitted adjusted gross DTAs	6,418	-	6,566	-	(148)	-
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

The Company is currently recognizing all deferred tax liabilities.

Current income taxes incurred consist of the following major components for the years ended December 31, 2017 and 2016:

(in thousands of dollars)	2017	2016	Change

Federal	$49,057	$(23,580)	$72,637
Foreign	-	-	-

Subtotal	49,057	(23,580)	72,637
Federal Income tax on net capital gains	125	(467)	592

Federal and foreign income taxes incurred	$49,182	$ (24,047)	$73,229

29

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

As of December 31, 2017 and 2016, the tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

(in thousands of dollars)	2017	2016	Change

Deferred tax assets
Ordinary
Unearned premium reserves	$5	$-	$5
Policyholder reserves	7,455	8,946	(1,491)
Investments	34	-	34
Deferred acquisition costs	51,236	38,977	12,259
Nonadmitted assets	1,918	3,187	(1,269)
Compensation and benefits accrual	1,460	1,988	(528)
Tax credit carryforward	-	-	-
Other	409	742	(333)
Accruals not currently deductible	56	738	(682)

	62,573	54,578	7,995

Statutory valuation allowance adjustment	-	-	-
Nonadmitted deferred tax assets	56,155	48,012	8,143

Admitted ordinary deferred tax assets	6,418	6,566	(148)

Capital
Investments	417	177	240
Other	773	-	773

	1,190	177	1,013
Nonadmitted deferred tax assets	1,190	177	1,013

Admitted capital deferred tax assets	-	-	-

Admitted deferred tax assets	6,418	6,566	(148)

Deferred tax liabilities
Ordinary
Policyholder reserves	4,546	4,248	298
Fixed assets	202	-	202
Investments	390	521	(131)
Deferred and uncollected premium	1,270	1,546	(276)
Other	10	251	(241)

Total deferred tax liabilities	6,418	6,566	(148)

Net admitted deferred tax assets/liabilities	$-	$-	$-

In response to the Tax Cuts and Jobs Act enacted December 22, 2017, the Company’s DTAs and DTLs are re-measured using the enacted rate of 21%. Using December 31, 2017 as the re-measurement date, the impact due to the change in tax rate to the three components of surplus are as follows: the change in net deferred income tax is $(38)M, the change in the non-admitted DTAs is $38M, and the change in net unrealized capital gains/losses is zero.

The Act modified the provisions applicable to the determination of the tax basis of life reserves. This modification replaces prior law of determining the tax basis of life reserves with a fixed discount percentage. The changes in calculation from the different method of accounting are provisional and are reflected in the company’s DTAs and DTLs as of December 31, 2017. These provisions have no effect on the net deferred income tax balances before consideration of admissibility. With respect to admissibility impacts, we do not believe such impacts would have a material negative impact on surplus.

30

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

The change in net deferred income taxes, net of any valuation allowance, is composed of the following:

(in thousands of dollars)	2017	2016	Change

Total deferred tax assets	$63,764	$54,755	$9,009
Total deferred tax liabilities	6,418	6,566	(148)

Net deferred tax asset	$57,346	$48,189	9,157

Tax effect of unrealized (gains) losses			-

Change in net deferred income tax benefit (charge)			$9,157

Reconciliation of Federal Income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 35% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2017	2016	2015

Provision computed at statutory rate	$5,368	$(15,643)	$(13,976)
Amortization of interest maintenance reserve	(180)	(287)	(327)
Separate accounts dividend received deduction	(2,202)	(1,867)	(2,402)
Ceding commission included in surplus	(129)	(138)	(147)
Change in reserve on account of change in valuation basis	-	-	340
Nonadmitted assets	(10)	(504)	(842)
Provision to return	(822)	(4,183)	(650)
Rate Adjustment - P&L	37,032	-	-
Rate Adjustment - Equity	1,199	-	-
Reinsurance expense	-	-	-
IRS Audit Adjustment	(226)	-	(3,632)
Other	(4)	857	34

	$40,025	$(21,765)	$(21,602)

Federal income tax incurred	$49,057	$(23,580)	$(18,878)
Tax on capital gains (losses)	125	(467)	(261)
Less: Change in net deferred income tax	(9,157)	2,282	(2,463)

Total statutory income taxes	$40,025	$(21,765)	$(21,602)

As of December 31, 2017 the Company did not have any operating loss carryforwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

2017	$-
2016	-
2015	-
Deposits admitted under IRC §6603	None

31

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

The Company’s federal income tax return is consolidated with the following entities, with Zurich Holding Company of America, Inc. as the parent:

American Guarantee and Liability Insurance Company	Zurich Agency Services, Inc.
American Zurich Insurance Company	Zurich Alternative Asset Management, LLC
Colonial American Casualty & Surety Company	Zurich American Insurance Company
Empire Fire and Marine Insurance Company	Zurich American Insurance Company of Illinois
Empire Indemnity Insurance Company	Zurich American Corporation
Fidelity & Deposit Company of Maryland	Zurich American Life Insurance Company
Hoplite Reinsurance Company of Vermont, Inc.	Zurich American Life Insurance Company of New York
Maunalua Associates, Inc.	Zurich CZI Management Holding, Ltd.
Rural Community Insurance Agency, Inc.	Zurich E & S Insurance Brokerage, Inc.
Rural Community Insurance Company	Zurich F & I Reinsurance t & C Limited
Steadfast Insurance Company	Zurich Global, Ltd.
The Zurich Services Corporation	Zurich Global Investment Management Inc.
Universal Underwriters Insurance Company	Zurich Holding Company of America, Inc.
Universal Underwriters of Texas Insurance Company	Zurich Latin America Corporation
Universal Underwriters Service Corporation	Zurich Realty, Inc.
Vehicle Dealer Solutions, Inc.	Zurich Warranty Solutions, Inc.

A written agreement sets out the method of allocating tax between the companies. In general, the allocation is based upon a separate return calculation with an immediate benefit for a taxable loss. Intercompany tax balances are settled within thirty days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company’s significant tax jurisdiction is U.S. Federal tax. The company joins with its U.S. parent, Zurich Holding Company of America (“ZHCA”) and other affiliates, in filing a consolidated U.S. federal income tax return. The statutes of limitations for all tax returns through the year ended December 31, 2013 are closed, and all IRS examinations are closed through tax year 2014. ZHCA was accepted into the IRS’ Compliance Assurance Process for tax years 2016, 2017, and 2018.

The Company did not accrue any interest and penalties related to income tax contingencies.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

7.	Information Concerning Parent, Subsidiaries and Affiliates

On September 2, 2010, the Company established a new subsidiary, Zurich American Life Insurance Company of New York (“ZALICONY”). The carrying value of ZALICONY as of December 31, 2017 and 2016 is $21,819,933 and $21,215,181, respectively. The Company has entered into a related party services agreement with ZALICONY.

On October 15, 2012, the Board of Directors of ZAC, the Company’s parent, approved a $20,000,000 cash capital contribution to the Company. The contribution was received on October 19, 2012.

On June 28, 2017, the Company received a capital contribution of $20,000,000 from its parent ZAC. There was an additional capital contribution of $8,000,000 on December 26, 2017.

32

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

At December 31, 2017 and 2016, the Company reported the following amounts due from or to related parties:

(in thousands of dollars)	2017	2016

Zurich American Life Insurance Company of New York	$881	$132
Zurich Life Insurance Company	-	476
Zurich International Group	294	-

Receivable from related party	$1,175	$608

Zurich American Insurance Company	(2,176)	(8,487)
Farmers New World Life Insurance Company	-	(560)
Centre Group Holdings (U.S.) Limited	(22)	(17)
ZFUS Services LLC	-	(426)
ZNA Services, LLC	(98)	-
Zurich Services US LLC	(71)	-
Zurich Insurance Company	(61)	(1,549)
Other related parties	20	-

Payable to related party	$(2,408)	$(11,039)

Net payable to related party	$(1,233)	$(10,431)

For the years 2017, 2016 and 2015, the Company incurred the following amounts of expense in association with services provided by related parties:

(in thousands of dollars)	2017	2016	2015

Zurich American Insurance Company	$8,557	$7,078	$8,305
ZFUS Services LLC	1,659	1,728	1,613
Zurich Life Insurance Company	(1,865)	(2,126)	(2,262)
Farmers New World Life Insurance Company	1,172	5,790	3,928
Centre Group Holdings (U.S.) Limited	268	205	205
Disability Management Services, Inc.	151	181	165
Zurich American Life Insurance Company of New York	(847)	(784)	(264)

	$9,095	$12,072	$11,690

The amounts reported in the above table were revised from prior year’s presentation to compare with the current year.

Related party receivables and payables are settled as provided in its agreements, generally within 45 days from date of invoice.

The Company has a service agreement with Benefit Finance Partners, LLC (“BFP”). BFP is 50% owned by the Company’s affiliate Zurich Benefit Finance LLC (“ZBF”) and 50% owned by Bancorp Services, L.L.C. (“Bancorp”) under which BFP is responsible for certain administrative functions on certain of the Company’s private placement variable life insurance policies.

The Company has a Stable Value Protection Option Master Agreement (whereby the Company is acting on behalf of the sub-divisions of the Stable-Value-Protected Divisions of the ZALICO Variable Series I Separate Account) with ZIBB.

The Company has a service agreement with Bancorp and its affiliate ZBF, under which Bancorp is responsible for certain administrative functions on certain of the Company’s private placement variable life insurance policies.

33

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

The Company has a technology support agreement with its affiliate ZBF, under which the Company appointed ZBF to be the product technology support provider in the administration of certain private placement variable life insurance policies issued by the Company.

The Company has a license and service agreement with Bancorp and its affiliate ZBF governing the terms and conditions under which certain technology may be used in the administration of certain private placement variable life insurance policies issued by the Company.

The Company has a Real Estate Advisory Agreement with its affiliate Zurich Global Investment Management Inc. (“ZGIM”), under which ZGIM may provide certain services on real estate activities to the Company on an ongoing basis.

The Company has a service agreement with its affiliate ZIC, for ZIC to perform administrative services reasonably necessary in the ordinary course of business.

The Company has an investment advisory service agreement with its affiliate, Zurich Investment Services Limited (“ZISL”), for ZISL to perform investment advisory services reasonably necessary in the ordinary course of business.

The Company has an investment advisory service agreement with its affiliate, ZGIM, for ZGIM to perform investment advisory services reasonably necessary in the ordinary course of business.

The Company has a customer service level overview agreement with its affiliate, ZFUS Services, LLC (“ZFUS”).

The Company has a service agreement with its affiliate, ZFUS, for ZFUS to provide management, administrative, and general services.

The Company has a service agreement with its affiliate, Farmers New World Life (“FNWL”), for FNWL to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary.

The Company has a paymaster agreement with MI Administrators, LLC, wherein MI Administrators, LLC acts an agent for the transfer of funds on behalf of the affiliated parties to the agreement for the costs and employees shared by the parties.

The Company has a service agreement with its affiliate, Zurich American Insurance Company (“ZAIC”), for ZAIC to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary.

The Company has a service agreement with its affiliate, Disability Management Services, Inc. (“DMS”), pursuant to which DMS may provide to the Company certain claim administration and related services.

The Company has a service agreement with its subsidiary, ZALICONY, for the Company to perform administrative services reasonably necessary in the ordinary course of business, including but not limited to data processing, financial services, investment services, and certain other services as deemed necessary.

The Company has a principal underwriter agreement with BFP Securities, LLC (“BFPS”), a wholly-owned subsidiary of its affiliate, BFP, in which BFPS is the principal underwriter for a closed block of the Company’s variable, fixed and market value-adjusted annuities.

34

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

The Company has a services agreement with BFPS under which BFPS provides certain services for the distribution of the Company’s private placement variable life insurance and variable annuity policies.

The Company has a software development, support and licensing agreement with BFP under which BFP develops, the Company licenses and BFP supports certain variable life insurance policy and certain variable annuity policy illustration software.

The Company has a services agreement with BFPS under which BFPS provides certain services relating to certain employees and independent contractors of the Company becoming and remaining registered representatives of BFPS.

The Company has a service agreement with its affiliate, Zurich Life Insurance Company Ltd (“ZLIC”) for the Company to provide referral, sales support, and other administrative services for ZLIC.

The Company has a service agreement with The Zurich Services Corporation (“ZSC”) pursuant to which ZALICO receives services from ZSC that may include claim services, risk engineering services, care center services and other services.

The Company has a service agreement with its affiliate, Zurich Services US LLC (“ZSUS”), for ZSUS to provide human resources services.

Refer to Note 9 for the disclosure regarding the Company’s reinsurance activities with affiliates.

8.	Life Reserves

Reserves for Life Contracts and Deposit-Type Contracts

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in aggregate, reserves that are greater than or equal to the minimum required by the IDOl. The aggregate reserves for life policies and contracts have been computed primarily utilizing the Commissioners Reserve Valuation Method based on the statutory maximum valuation interest rates and minimum statutory mortality rates which were allowed by state authorities at the time the policies were issued.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium paid beyond the policy month of death. The Company reserves for surrender values promised in excess of the legally computed reserves.

Extra premiums are charged for policies issued on substandard lives according to underwriting classifications. Final reserves are determined by computing the mid-terminal reserve for the plan and holding, in addition, one half of the net valuation premium for the modal period.

The tabular interest, tabular less actual reserve released and tabular cost have been determined by formulas in accordance with the NAIC Annual Statement Instructions.

For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The Company’s universal life policies with secondary guarantees (“SGUL policies”) inforce at December 31, 2017, were calculated under Actuarial Guideline XXXVIII (“AG38”), paragraphs 8D and 8E., which take into account the shadow accounts used for the lapse protection. In addition, a single

35

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

deterministic projection was run as required in AG38 paragraph 8D, which was required for policies issued through December 31, 2012. This is a gross premium valuation using best estimate assumptions plus conservative margins; the asset assumptions include limitations with respect to the particular assets and asset yields. The gross premium valuation was used for policies issued prior to December 31, 2012, since it exceeded the formulaic reserve. The Company’s gross reserves for all SGUL policies were $64,018,000 and $55,733,000 as of December 31, 2017 and 2016, respectively. The Company cedes 100% of this business to ZIC.

Variable Annuities with Guaranteed Living Benefits

The Company’s variable annuities with guaranteed living benefits at December 31, 2017 and 2016 are as follows:

(in thousands of dollars)	Guaranteed Living Benefits
Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held – Net	Reinsurance Reserve Credit

December 31, 2017
Guaranteed retirement income benefit (“GRIB”) (Waiting period 7, 10 or 15 years)	$631,689	$3,252	$302,535

December 31, 2016
Guaranteed retirement income benefit (“GRIB”) (Waiting period 7, 10 or 15 years)	$846,596	$2,128	$461,440

Note: GRIB base is greatest of account value, greatest anniversary value or net deposits accumulated at 5%.

Effective December 31, 2009, the Company adopted the Actuarial Guideline XLIII (“AG43”) reserve basis for its DESTINATIONS product. This change in reserve methodology was included in the Company’s life and annuity reserves with no impact to the net retained reserve. The December 31, 2017 reserves for GMDB and GRIB meet the requirements of AG43.

Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2017 and 2016 were as follows:

(in thousands of dollars) 2017		General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total

A.	Subject to discretionary withdrawal:
	1. With market value adjustment	$81,165	$7,723	$-	$88,888	2.01%
	2. At book value less surrender
	charge of 5% or more	5,666	-	-	5,666	0.13%
	3. At fair value	-	-	1,860,643	1,860,643	42.13%

	4. Total with adjustment or at
	market value (total of 1 through 3)	86,831	7,723	1,860,643	1,955,197	44.27%

	5. At book value without
	adjustment (minimal or no charge
	or adjustment)	1,557,563	-	-	1,557,563	35.27%
B.	Not subject to discretionary
	withdrawal	900,595	-	3,077	903,672	20.46%

C.	Total (gross: direct + assumed)	2,544,989	7,723	1,863,720	4,416,432	100.00%

D.	Reinsurance Ceded	(2,222,237)	-	-	(2,222,237)

E.	Total (net) * (C)-(D)	$322,752	$7,723	$1,863,720	$2,194,195

36

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

(in thousands of dollars) 2016		General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total

A.	Subject to discretionary withdrawal:
	1. With market value adjustment	$86,980	$8,305	$-	$95,285	2.01%
	2. At book value less surrender
	charge of 5% or more	5,747	-	-	5,747	0.12%
	3. At fair value	-	-	1,962,707	1,962,707	41.36%

	4. Total with adjustment or at
	market value (total of 1 through 3)	92,727	8,305	1,962,707	2,063,739	43.48%
	5. At book value without adjustment (minimal or no charge or adjustment)	1,592,129	-	-	1,592,129	33.55%
B.	Not subject to discretionary withdrawal	1,087,063	-	3,005	1,090,068	22.97%

C.	Total (gross: direct + assumed)	2,771,919	8,305	1,965,712	4,745,936	1.00%
D.	Reinsurance Ceded	(2,429,633)	-	-	(2,429,633)

E.	Total (net) * (C)-(D)	$342,286	$8,305	$1,965,712	$2,316,303

Reconciliation of total annuity actuarial reserves and deposit fund liabilities as of December 31, 2017 and 2016 were as follows:

(in thousands of dollars)	2017	2016

Life and accident and health annual statement
Annuities (excluding supplementary contracts)	$90,877	$108,880
Supplementary contracts with life contingencies	212,768	217,244
Liability for deposit-type contracts	16,814	16,162

Total annuity and deposit-type contracts	320,459	342,286

Separate accounts annual statement
Annuities (excluding supplementary contracts)	1,861,123	1,970,812
Supplementary contracts including life contingencies	2,589	2,446
Liability for deposit-type contracts	487	759

Total separate accounts	1,864,199	1,974,017

Total annuity actuarial reserves and deposit-type contract liabilities	$2,184,658	$2,316,303

9.	Reinsurance

The Company has assumed and ceded business using yearly renewable term contracts, accidental death and disability contracts and coinsurance contracts. The Company remains primarily responsible to its policyholders for all future claims and policyholder benefits related to the blocks of business ceded and is not relieved of its obligations to the extent any reinsurer does not meet its obligation to the Company.

Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company utilizes several reinsurers to minimize concentration of credit risk, and evaluates the financial condition of its reinsurers and concentration of credit risk of its reinsurers. Several reinsurance contracts require the reinsurer to maintain assets in a security trust whose market value matches or exceeds the book value of the reinsured liability.

37

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

Reinsurance in unauthorized and certified companies was $0 in 2017 compared to $529,000 in 2016. The liability established at December 31, 2016 was due to a timing difference between placement of reinsurance and funding of the Letters of Credit (“LOC”). In the first quarter of 2017, the LOC was raised to a level that sufficiently covers the reserves, paid losses and other debits recorded as of year-end.

ZIC

On September 30, 2013, the Company and ZIC entered into a reinsurance treaty in which the Company ceded 100% of its Universal Life business issued after January 1, 2010. The Company paid to ZIC a reserve transfer of $105,064,000 and received consideration of $55,064,000. The treaty is retrospective, covering all IFA in-force policies from inception.

On November 17, 2006, the Company entered into a reinsurance agreement (the “ZIC Agreement”) with ZIC, an affiliate. The Company ceded 100% of the net amounts at risk for GMDB and GRIB related to the Company’s DESTINATIONS contracts issued from May 1, 2000 through February 28, 2003. In accordance with Section 131.20a of the Illinois Insurance Code (the “Code”), the Company submitted Form D-1, reporting a proposed reinsurance contract and requested approval of the contract and the Form D-1 filing under Section 174 of the Code. In connection with the Form D-1 filing, the IDOI approved the transaction on November 3, 2006, as submitted by the Company, which incorporated pro forma accounting treatment including reserve credits proposed under the reinsurance contract. In addition, the IDOI approved the reserve credit calculation methodology and the accounting as prescribed.

The Company’s most significant policy risks prior to the ZIC Agreement were the GMDB and GRIB risks. The net amount at risk for the GMDB is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For GRIB, the net amount at risk is defined as the current guaranteed annuitization benefit, in excess of the current account balance at the balance sheet date. As a result of the ZIC Agreement, the Company ceded $121,767,622 of GMDB net amount at risk and $101,547,027 of GRIB net amount at risk at December 31, 2017 and $209,508,000 of GMDB net amount at risk and $188,639,000 of GRIB net amount at risk at December 31, 2016. The reduction correlates with the DESTINATIONS Buy Back.

The ceding premium paid to ZIC in exchange for reinsurance of GMDB and GRIB net amounts at risk for contracts issued after April 30, 2000 was $1,008,700,000. In addition, the ZIC Agreement called for the Company to pay interest of 5.25% on the initial ceding premium from September 1, 2006 until the effective date of the ZIC Agreement. The interest paid, in accordance with the ZIC Agreement, was $11,090,000.

On December 22, 2008 the Company and ZIC entered into Amendment No.1 to the ZIC Agreement (“Amendment”). Under terms of the Amendment, the Company paid a premium to ZIC of $10,000,000 in consideration for changes in the operation of the ZIC Agreement, for the benefit of the Company, under forecast scenarios where a significant further decline in equity market levels was projected. Interest accrued from the effective date of the Amendment to December 23, 2008 at an annual rate of 5.25% was paid in the amount of $1,438 along with the premium on December 23, 2008.

Further, the Company and ZIC have entered into reinsurance agreements covering the Company’s individual life and group life, accidental death and disability businesses (“Additional ZIC Agreements”).

Pursuant to the ZIC Agreement and the Additional ZIC Agreements, ZIC established a security trust account for the exclusive benefit of the Company. The Bank of New York is the trustee. The trust account is funded with assets equal to at least 102% of the statutory reserve credit assumed by ZIC. At December 31, 2017 and December 31, 2016, 102% of the statutory reserve credit assumed by ZIC was $995,941,000 and $1,078,042,000, respectively. The associated letters of credit and trust asset balances at December 31, 2017 and December 31, 2016, were $1,119,047,000 and $1,160,016,000, respectively.

38

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

PLICO

The initial ceding commission on the coinsurance agreement with PLICO was $120,000,000. This initial ceding commission was not transferred to the Company from PLICO, but rather was withheld from the investment assets transferred from the Company to PLICO as part of the transferred coinsurance assets. This initial ceding commission, net of tax, and the IMR related to the transferred coinsurance assets reflected in surplus are being amortized into operations. Amortization of the initial ceding commission was approximately $161,000, $173,000 and $184,000 for the years ended December 31, 2017, 2016 and 2015, respectively. Amortization of the IMR related to the transferred coinsurance assets was approximately $208,000, $222,000 and $237,000 for the years ended December 31, 2017, 2016 and 2015, respectively.

As part of the coinsurance agreement with PLICO (Note 1), most reinsurance agreements with outside reinsurers were novated to PLICO as part of the Purchase Agreement. As of December 31, 2017 and 2016, the Company’s separate account assets subject to the coinsurance agreement with PLICO were approximately $1,021,665,000 and $964,221,000, respectively.

Fidelity Life Association

As of December 31, 2017 and 2016, the reinsurance reserve credit from FLA related to fixed-rate annuity liabilities ceded to FLA amounted to approximately $88,867,000 and $93,229,000, respectively.

Transamerica Re

The net amount at risk of the GMDB and GRIB on certain variable annuity contracts issued between March 1, 1997 and April 30, 2000 was ceded to Transamerica Re. As of December 31, 2017 and 2016, the reinsurance reserve credit related to reinsuring the net amount at risk on these contracts amounted to approximately $63,615,000 and $70,386,000, respectively. The reduction correlates with the DESTINATIONS Buy Back.

ZIBB

The Company entered into a reinsurance treaty with ZIBB, an affiliate, in June 2002. A trust account (the “ZIBB Reinsurance Trust” or the “Trust”) was established as security for three reinsurance agreements which include the Second Amended and Restated Group Variable Life Program Yearly Renewable Term Reinsurance Agreement, the Second Amended and Restated Individual Variable Life Program Yearly Renewable Term Reinsurance Agreement and the Amended and Restated Group Variable Life Program 2000 Yearly Renewable Term Reinsurance Agreement. State Street Bank is the “Trustee”, Fund Accountant and Custodian. At December 31, 2017 and December 31, 2016, reinsurance recoverables totaling $367,916,000 and $345,835,000, respectively, were secured by the Trust which was supported by cash and invested assets with a fair value of $413,663,000 and $392,021,000, respectively.

Global Energy Resource

In February 2013, the Company entered into a reinsurance treaty with Global Energy Resource Insurance Corporation (“GERIC”) covering certain Group LTD and Group Life policies effective January 1, 2013. GERIC established a security trust account for the exclusive benefit of the Company. The Bank of Hawaii is the trustee. The trust account is funded with assets equal to at least 102% of the statutory reserve credit plus paid and unpaid losses recoverable assumed by GERIC. At December 31, 2017 and December 31, 2016, 102% of the statutory reserve credit and paid and unpaid losses recoverable assumed by GERIC was $3,356,000 and $2,930,000, respectively. The trust asset balance at December 31, 2017 and December 31, 2016 was $4,515,000 and $3,706,000, respectively.

Diversified Foods

Effective July 1, 2015, the Company entered into a reinsurance treaty with Diversified Foods Insurance Company (“DFIC”) covering certain Group LTD and Group Life policies. DFIC secured a letter of credit for the exclusive benefit of the Company. The letter of credit is funded to at least 102% of the statutory

39

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

reserve credit plus paid and unpaid losses recoverable assumed by DFIC. At December 31, 2017 and December 31, 2016, 102% of the statutory reserve credit and paid and unpaid losses recoverable assumed by DFIC was $3,253,000 and $2,486,000, respectively. The letter of credit balance at December 31, 2017 and December 31, 2016 was $4,000,000 and $2,000,000, respectively.

Saddle Brook

Effective July 1, 2015, the Company entered into a reinsurance treaty with Saddle Brook Insurance Company (“SBIC”) covering certain Group Life and Accidental Death and Dismemberment policies. SBIC secured a letter of credit for the exclusive benefit of the Company. The letter of credit is funded to at least 102% of the statutory reserve credit plus paid and unpaid losses recoverable assumed by SBIC. At December 31, 2017 and December 31, 2016, 102% of the statutory reserve credit and paid and unpaid losses recoverable assumed by SBIC was $1,111,000 and $668,000 respectively. The letter of credit balance at December 31, 2017 and December 31, 2016 was $1,500,000 and $625,000, respectively.

Swiss Re Life & Health America Inc.

In conjunction with the additional ZIC Agreements, the Company has entered into an Automatic Self-Administered YRT reinsurance agreement with Swiss Re Life & Health America Inc. (“Swiss Re”) upon which it cedes to Swiss Re a portion of private placement individual variable universal life risk on a first dollar quota share basis to the per life coverage maximum (with ZIC and Munich American Reassurance Company as additional reinsurers). As of December 31, 2017 and December 31, 2016, the reinsurance reserve credit related to reinsuring the net amount at risk on these contracts amounted to approximately $170,000 and $147,000, respectively.

Munich American Reassurance Company

In conjunction with the additional ZIC Agreements, the Company has entered into an Automatic Self-Administered YRT reinsurance agreement with Munich American Reassurance Company (“Munich”) upon which it cedes to Munich a portion of the risk on a first dollar quota share basis to the per life coverage maximum (with ZIC and Swiss Re as additional reinsurers). As of December 31, 2017 and December 31, 2016, the reinsurance reserve credit related to reinsuring the net amount at risk on these contracts amounted to approximately $130,000 and $112,000, respectively.

General Re

In conjunction with the additional ZIC Agreements, the Company has entered into a Facultative YRT reinsurance agreement with General Re Life Corporation (“GenRe”) upon which it cedes to GenRe risk that does not qualify for automatic reinsurance or if the Company so desires. As of December 31, 2017 and December 31, 2016, the reinsurance reserve credit related to reinsuring the net amount at risk on these contracts amounted to approximately $18,000 and $17,000, respectively.

Scor

In conjunction with the additional ZIC Agreements, the Company has entered into a Single Case Facultative YRT reinsurance agreement with Scor Global Life USA Reinsurance Company (“Scor”) upon which it ceded to Scor risk that did not qualify for automatic reinsurance or as the Company so desired. As of December 31, 2017 and December 31, 2016, the reinsurance reserve credit related to reinsuring the net amount at risk on this contract amounted to approximately $9,000 and $3,000, respectively.

40

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

As of December 31, 2017, 2016 and 2015, amounts associated with reinsurance assumed from affiliated and unaffiliated insurance companies for life, annuity and disability products were as follows:

(in thousands of dollars)	2017	2016	2015

Reserves assumed to unaffiliated insurance companies	$2,169	$2,302	$2,297

Premiums assumed from unaffiliated insurance companies	$291	$267	$220

Benefits assumed from unaffiliated insurance companies	$182	$(276)	$1,317

As of December 31, 2017, 2016 and 2015, amounts associated with reinsurance ceded to affiliated and unaffiliated insurance companies for life, annuity and disability products were as follows:

(in thousands of dollars)	2017	2016	2015

Reserves ceded to affiliated insurance companies	$993,573	$1,075,680	$1,144,233
Reserves ceded to unaffiliated insurance companies	2,054,518	2,105,364	2,168,628

Total reserves ceded	$3,048,091	$3,181,044	$3,312,861

Premiums ceded to affiliated insurance companies	$446,410	$378,092	$379,084
Premiums ceded to unaffiliated insurance companies	92,485	103,967	102,369

Total premiums ceded	$538,895	$482,059	$481,453

Benefits ceded to affiliated insurance companies	$290,962	$342,598	$514,909
Benefits ceded to unaffiliated insurance companies	337,765	282,661	405,810

Total benefits ceded	$628,727	$625,259	$920,719

Such amounts related to life insurance in force at December 31, 2017 and 2016 were as follows:

(in thousands of dollars)	2017	2016

Direct and assumed	$78,890	$76,870

Ceded to
Affiliated insurance companies	$60,456	$59,835
Unaffiliated insurance companies	6,312	6,131

Total ceded	$66,768	$65,966

Reinsurance of variable annuity contracts with an affiliated captive reinsurer

The Company has a reinsurance agreement with ZIC to reinsure the GRIB and GMDB for the Company’s DESTINATIONS policies issued after April 30, 2000. The purpose of the reinsurance agreement is for managing volatility of financial results, enhancing the ability to align hedging results with economic results, and risk mitigation in the ceding entity.

Risks retroceded to a third party: Transamerica Life Insurance Company assumes risk for GRIB and GMBD policies issued between March 1, 1997 and April 30, 2000 for DESTINATIONS. Protective assumes risk for a different block of variable business with GMDB. Risks retained by ZALICO and ZIC are GRIB and GMBD utilization for DESTINATIONS policies issued after April 30, 2000.

Reinsurance agreements with an affiliated captive reinsurer

As of December 31, 2017 and 2016, the reserve credit taken by the ceding company is $238,821,376 and $391,054,000, respectively, for variable annuities. As of December 31 2017 and 2016, the total amount of collateral for reinsurance agreements with affiliated captive reinsurers is $1,028,577,049 and $1,160,016,000 for ZIC and $347,056,252 and $377,693,000 for ZIBB, respectively. As of December 31, 2017 and 2016, the collateral for the variable annuities is $238,821,376 and $391,054,000 of the total ZIC amount, respectively.

41

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

Below is the list of assets placed for the benefit of the cedent at December 31, 2017 and 2016, respectively. The basis of the valuation of the assets is market value.

(in thousands of dollars)
2017

ZIC	Variable Annuities Reserve	Total Collateral
Bonds	$238,821	$814,712
Equities (STIF)	-	18,276
Money Market	-	4,489

Unconditional Letters of Credit	-	191,100

Total Assets - For The Benefit of the Cedent	$238,821	$1,028,577

(in thousands of dollars)
ZIBB	Variable Annuities Reserve	Total Collateral
Bonds	$-	$344,166
Asset Back Securities (ABS)	-
Cash	-	2,890

Total Assets - For The Benefit of the Cedent	$-	$347,056

(in thousands of dollars)
2016

ZIC	Variable Annuities Reserve	Total Collateral
Bonds	$391,054	$944,776
Equities (STIF)	-	11,853
Money Market	-	12,287

Unconditional Letters of Credit	-	191,350

Total Assets - For The Benefit of the Cedent	$391,054	$1,160,266

(in thousands of dollars)
ZIBB	Variable Annuities Reserve	Total Collateral
Bonds	$-	$355,059
Asset Back Securities (ABS)	-	13,253
Cash	-	9,381

Total Assets - For The Benefit of the Cedent	$-	$377,693

10.	Capital and Surplus

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the IDOI is limited to the greater of (i) 10% of its statutory unassigned surplus or (ii) statutory net income from the preceding calendar year. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the IDOI. The Company did not pay any dividends in 2017 or 2016. The Company has no surplus debentures. The Company also has no restrictions on surplus or any stock held by the Company for any special purposes.

42

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

11.	Retirement Plans and Other Post Retirement Benefits Plans

Consolidated/Holding Company Plans

In 2004, the Company began participating in a qualified, noncontributory defined benefit pension plan, which is currently sponsored by ZAIC. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helps employees closer to retirement to maintain the full value of their anticipated pension benefit. Benefits under the Pension Program are based on an employee’s years of service and compensation during the last five years of employment. The ZAIC funding policy is to make sufficient contributions to the pension plan to fully provide for employees’ benefits at the time of retirement. Under the Cash Balance Program, ZAIC makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee’s base pay and will vary depending on an employee’s age and length of service.

In addition, the Company provides postretirement benefits to retired employees through a plan also sponsored by ZAIC.

12.	Separate Accounts

General Nature and Characteristics of Separate Accounts

The assets and liabilities of the Company’s Separate Accounts represent segregated funds administered and invested by the Company for purposes of funding flexible payment, individual and group, variable annuity contracts, market value adjusted deferred annuity contracts, variable supplemental contracts and individual and group variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders.

The Company receives fees from the Separate Accounts which consist of charges for mortality and expense risk, certain minimum guaranteed death benefits, certain guaranteed retirement benefits, record maintenance fees and other administrative charges. The Company also retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the Separate Accounts are carried at current market value, which is based upon the closing bid price, net asset value. The negative liability for transfers to Separate Accounts due or accrued represents Commissioners Annuity Reserve Validation Method (“CARVM”).

The assets and liabilities of the Separate Accounts are carried at fair value, which is based upon the net asset value, at December 31, 2017 and 2016.

The Company has marketed non-registered individual and group variable BOLI contracts and a series of individual variable life contracts. The Company received approximately $1,735,000,000, $0 and $2,252,000 of renewal premium on existing BOLI contracts during 2017, 2016 and 2015, respectively. This business impacted premiums, separate accounts fees, net transfers to separate accounts, insurance taxes, licenses and fees and income tax expense. The BOLI products also have premium tax and deferred acquisition costs (“DAC”) tax expense load charges which are deducted from the contract holder’s premiums to compensate the Company for premium taxes and DAC tax expenses incurred by the Company related to the BOLI products.

43

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

Separate accounts fees and miscellaneous income were comprised of the following For the Years Ended December 31, 2017, 2016 and 2015:

(in thousands of dollars)	2017	2016	2015

Separate accounts fees on non BOLI variable life and annuities	$10,633	$10,642	$13,299
BOLI cost of insurance charges and fees[1]	306,275	284,932	263,842
BOLI tax benefits[2]	(52)	(123)	(164)

Total separate accounts fees and miscellaneous income	$316,856	$295,451	$276,977

(1)	The Company ceded approximately $305,240,000, $284,889,000 and $263,439,000 of such charges, as a reduction to premiums, to a Zurich affiliated company, ZIBB, during 2017, 2016 and 2015, respectively.

(2)	The Company paid approximately $51,600, $124,000 and $164,000 in DAC tax allowances to ZIBB In 2017, 2016 and 2015, respectively, for certain contracts in which the DAC tax loads received by the Company are collected over time as opposed to receiving the entire load up front.

Under statutory accounting, transfers to the separate accounts are reported net of premium and DAC tax loads. There is a corresponding offset to the premium tax load in insurance taxes, licenses and fees.

Information regarding the reserves included in the separate accounts of the Company as of December 31, 2017 and 2016 were as follows:

	2017
(in thousands of dollars)	Nonindexed Guarantee Less Than/ Equal to 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, considerations or deposits for year ended December 31, 2017	$60	$-	$1,782,641	$1,782,701

Reserves at December 31, 2017	$7,243	$-	$13,424,696	$13,431,939

For accounts with assets at Market value	$7,243	$-	$13,424,696	$13,431,939

Total reserves	$7,243	$-	$13,424,696	$13,431,939

By withdrawal characteristics With market value adjustment	$7,243	$-	$-	$7,243
At market value	-	-	13,424,696	13,424,696

	$7,243	$-	$13,424,696	$13,431,939

	2016
(in thousands of dollars)	Nonindexed Guarantee Less Than/ Equal to 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, considerations or deposits for year ended December 31, 2016	$119	$-	$254,600	$254,719

Reserves at December 31, 2016	$7,444	$-	$11,602,438	$11,609,882

For accounts with assets at Market value	$7,444	$-	$11,602,438	$11,609,882

Total reserves	$7,444	$-	$11,602,438	$11,609,882

By withdrawal characteristics With market value adjustment	$7,444	$-	$-	$7,444
At market value	-	-	11,602,438	11,602,438

	$7,444	$-	$11,602,438	$11,609,882

44

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

The following is a reconciliation of net transfers from the Company’s separate accounts For the Years Ended December 31, 2017, 2016 and 2015:

(in thousands of dollars)	2017	2016	2015

Transfers as reported in the summary of operations of the separate accounts annual statement
Transfers to separate accounts	$1,921,649	$304,272	$425,593
Transfers from separate accounts	(511,754)	(395,075)	(742,704)

Net transfers from separate accounts	1,409,895	(90,803)	(317,111)

Reconciling adjustments
Experience rated refunds reinvested in separate accounts	(135,278)	(47,925)	(134,924)
Change in termination value of separate accounts	(137)	(327)	(543)
Separate accounts trading gain (loss)	156	(41)	70
Transfers required to support benefits	(1,354)	(1,185)	(3,487)
Terminated policy refunds	(1,761)	44	45
Other	414	428	204

Net transfers from separate accounts as reported in the statement of operations	$1,271,935	$(139,809)	$(455,746)

13.	Premiums Due and Deferred

Gross due and deferred premiums represent life insurance premiums due to be received from policyholders through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest.

Due and deferred premiums at December 31, 2017 and 2016 are as follows:

	2017		2016
(in thousands of dollars)	Gross	Net	Gross	Net

Ordinary Renewal	$ 2,387	$ 2,200	$ 2,567	$ 2,320

	$ 2,387	$ 2,200	$ 2,567	$ 2,320

14.	Commitments and Contingencies

The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. The Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s financial position.

The Company entered into a sublease agreement with Farmers Insurance Exchange on September 1, 2016, but effective as of December 31, 2015, that will expire June 19, 2021. Rent paid, including allocation of rent from third-party administrators was approximately $310,000, $286,000, and $0 for the years ended December 31, 2017, 2016 and 2015, respectively. At December 31, 2017 the total minimum aggregate rental commitments for the length of the lease period was $985,111.

45

Zurich American Life Insurance Company

Notes to Statutory Financial Statements

As of and For the Years Ended December 31, 2017, 2016 and 2015

15.	Subsequent Events

As of the report date, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying financial statements that would have a material effect on the financial condition of the Company.

16.	Reconciliation to Statutory Statement

As of December 31, 2017, there is a difference between the audited Statutory Financial Statements and the Annual Statement within the balance sheet and income statement. The items noted below were primarily related to reclassification of items on the balance sheet. There was one adjustment that impacted the income statement due to a error that was corrected.

	As reported in 2017 annual statements	Adjustments	As reported in audited statutory financial statements
Admitted Assets:
Cash, cash equivalents and short term investments	$60,689,205	$(1,500,000)	$59,189,205
Premium and annuity cosiderations uncollected prem and agents’ balances	3,319,693	289,768	3,609,461
Total Assets Excluding Separate, Segregated and Protected Cell Accounts	794,099,955	(1,210,232)	792,889,723

Liabilities and Capital Stock and Surplus:
Premiums and annuity consideration received in advance	$(220,115)	$457,525	$237,410
General expenses due or accrued	11,367,716	(1,500,000)	9,867,716
Remittances and Items not Allocated	15,797,865	(10,093,788)	5,704,077
Funds Held for Reinsurers	(5,042,305)	10,093,788	5,051,483
Total liabilities Excluding Separate Accounts	674,523,464	(1,042,475)	673,480,989
Total liabilities	14,106,949,699	(1,042,475)	14,105,907,225
Unassigned Surplus	(616,892,894)	(457,525)	(617,350,419)
Total Capital & Surplus	119,576,491	(457,525)	119,118,966

Statement of Operations:
Premiums and Annuity Considerations	$1,579,853,737	$(457,525)	$1,579,396,212
Totals (Lines 1 - 8.3)	2,026,498,994	(457,525)	2,026,041,468
Net Gain From Oper. Before Policyholder Div.‘s and FIT	15,689,208	(457,525)	15,231,683
Net Gain From Oper After Policyholder Div’s and FIT	(33,368,688)	(457,525)	(33,826,213)
Net Income (Line 33 + 34)	(33,390,241)	(457,525)	(33,847,766)

Capital and Surplus:
Net Income (Line 35)	$(33,390,241)	$(457,525)	$(33,847,766)
Change in nonadmitted assets	(9,186,594)	289,768	(8,896,826)
Net Change in Capital & Surplus For The Year (Line 37 through 53)	(4,774,464)	(167,757)	(4,942,221)
Capital & Surplus, EOY (Line 36 + 54)	119,576,490	(167,757)	119,408,733

46

Supplemental Schedules

Zurich American Life Insurance Company

Supplemental Schedule of Assets and Liabilities

December 31, 2017

The following is a summary of certain financial data included in exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves.

Investment income earned	2017

U.S. government bonds	$767,306
Other fixed maturities (unaffiliated)	17,666,500
Contract loans	2,886,163
Cash, cash equivalents and short-term investments	601,184
Other invested assets	-
Aggregate write-ins for investment income	5,682

Gross investment income	$21,926,835

Fixed Maturities and short-term investments, by NAIC designation and maturity
Fixed Maturities by maturity – statement value
Due within 1 year or less	$88,445,841
Over 1 year through 5 years	215,158,754
Over 5 years through 10 years	148,506,178
Over 10 years through 20 years	48,717,595
Over 20 years	62,198,579

Total by maturity	$563,026,947

Fixed Maturities by NAIC designation– statement value
NAIC – 1	$446,581,732
NAIC – 2	111,164,269
NAIC – 3	5,036,980
NAIC – 4	243,965
NAIC – 5	-
NAIC – 6	1

Total by NAIC designation	$563,026,947

Total fixed maturities publicly traded	$422,569,635

Total fixed maturities privately traded	$140,457,312

Short-term investments – book value	$59,577,386

Cash on deposit	$1,111,819

Life insurance in force
Industrial	$-

Ordinary	$1,130,725,000

Credit life	$-

Group life	$11,991,646,000

Amount of additional accidental death benefits in force under ordinary policies	$3,385,000

48

Zurich American Life Insurance Company

Supplemental Schedule of Assets and Liabilities

December 31, 2017

Supplemental contracts in force	2017

Ordinary – not involving life contingencies
Amount on deposit	$-

Income payable	$4,240,950

Ordinary – involving life contingencies
Income payable	$53,928,271

Group – not involving life contingencies
Amount on deposit	$-

Income payable	$-

Group – involving life contingencies
Income payable	$-

Annuities
Ordinary
Immediate – amount of income payable	$141,777

Deferred – fully paid – account balance	$128,458,852

Deferred – not fully paid – account balance	$2,560,498,009

Group
Amount of income payable	$-

Fully paid – account balance	$-

Not fully paid – account balance	$729,128,987

Accident and health premiums in force
Group	$14,182,123

Credit	$-

Other	$18,490

Deposit funds and dividend accumulations
Deposit funds – account balance	$12,425,196

Dividend accumulations – account balance	$-

49

Zurich American Life Insurance Company

Supplemental Summary Investment Schedule

December 31, 2017

The Company’s gross investment holdings as filed with the 2017 Annual Statement are $710,287,138.

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Percentage
2017
Fixed maturities
U.S. treasury securities	$64,941,684	9.16%	$64,941,684	9.14%
U.S. government agency obligations issued by U.S. government sponsored agencies	1,494,681	0.21%	1,494,681	0.21%
Foreign government (including Canada, excluding mortgage-backed securities)	-	0.00%	-	0.00%
Securities issued by states, territories and possessions and political subdivisions in the U.S.	-	0.00%	-	0.00%
Political subdivisions of state, territories and possessions general obligations	3,716,775	0.52%	3,716,775	0.52%
Revenue and assessment obligations	7,593,761	1.07%	7,593,761	1.07%
Mortgage-backed securities
Pass-through securities
Guaranteed by GNMA	2,018,328	0.28%	2,018,328	0.28%
Issued by FNMA and FHLMC	13,830,292	1.95%	13,830,292	1.95%
CMOs and REMICs
Issued by FNMA and FHLMC	39,088,092	5.51%	39,088,092	5.50%
All other privately issued	133,042,367	18.77%	133,042,367	18.73%

Other debt and other fixed income securities (excluding short-term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	246,729,413	34.81%	246,729,413	34.74%
Unaffiliated foreign securities	50,571,556	7.13%	50,571,556	7.12%
Other equity securities: Affiliated	21,819,933	3.08%	21,819,933	3.07%
Receivable for Securities	-	0.00%	-	0.00%
Contract loans	64,751,051	9.14%	64,751,051	9.12%
Cash, cash equivalents and short-term investments	59,189,205	8.35%	59,189,205	8.54%

Total invested assets	$708,787,138	100%	$708,787,138	100%

The Company’s total admitted assets, excluding separate account assets, as filed in the 2017 Annual Statement were $792,890,000.

The Company’s 10 largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

Investments	Amount	Percentage of Total Admitted Assets

JP Morgan Chase and Company	$31,700,057	3.99%
Zurich American Life Insurance Company of New York	21,819,933	2.75%
FIDELITY PRIME MON MAR-INS FUND	15,765,583	1.99%
CHAIT 2015-A2/A5	9,002,608	1.13%
CCCIT 2007-A3/CCCIT 2017-A8/CCCIT 2017-A3/A9	8,190,099	1.03%
JPMBB 2015-C31 A3	8,025,255	1.01%
DCENT 2014-A4 & DCENT 2015-A2	7,131,010	0.90%
GCCT 2015-2A	6,500,338	0.82%
COMET 2015-A1 & COMET 2017-A1/A4	5,121,739	0.64%
HEB Grocery Company L.P.	5,000,279	0.63%

50

Zurich American Life Insurance Company

Supplemental Investment Risks Interrogatories

December 31, 2017

The amounts and percentages of the Company’s total admitted assets held in fixed maturities and preferred stocks by NAIC rating are as follows:

	Amount	Percentage

Fixed Maturities
NAIC – 1	$446,581,732	56.32%
NAIC – 2	111,164,269	14.02%
NAIC – 3	5,036,980	0.64%
NAIC – 4	243,965	0.03%
NAIC – 5		0.00%
NAIC – 6	1	0.00%

	$563,026,947

Preferred stocks
P/RP-1	$-	0.00%
P/RP-2	-	0.00%
P/RP-3	-	0.00%
P/RP-4	-	0.00%
P/RP-5	-	0.00%
P/RP-6	-	0.00%

	$-

The Company holds admitted assets in foreign investments of $39,673,537 or 5% of total admitted assets.

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	Amount	Percentage of Total Admitted Assets
Countries rated NAIC – 1	$38,874,969	4.90%
Countries rated NAIC – 2	798,569	0.10%
Countries rated NAIC – 3 or below	-	0.00%

The Company’s two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

Countries Rated NAIC – 1	Amount	Percentage of Total Admitted Assets
Great Britain	$9,655,779	1.22%
Australia	7,434,390	0.94%

Countries Rated NAIC – 2 or below
Mexico	$798,569	0.10%

Countries Rated NAIC – 3 or below	0	-

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.

51

Zurich American Life Insurance Company

Supplemental Investment Risks Interrogatories

December 31, 2017

The Company’s 10 largest nonsovereign foreign issues and related percentages of total admitted assets are listed below:

NAIC Rating		Amount	Percentage Total Assets

1	FEDERATION CENTRES LIMITED	$3,900,249	0.49%
1FE	MIZUHO FINANCIAL GROUP INC	3,771,723	0.48%
2	CORBION NV	3,000,205	0.38%
2	INFINEON TECHNOLOGIES AG	3,000,045	0.38%
1FE	HSBC HOLDINGS PLC	2,956,717	0.37%
1FE	BPCE SA	2,039,851	0.26%
1FE	Nationwide Building Society	1,989,341	0.25%
1FE	BP CAPITAL MARKETS PLC	1,850,363	0.23%
1FE	Macquarie Group Ltd	1,749,154	0.22%
1FE	SCENTRE GROUP	1,467,377	0.19%

Question 11 is not applicable as the Company does not hold any Canadian investments.

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

The Company’s 10 largest equity interests and related percentages of total admitted assets are listed below:

Issuer	Amount	Percentage Total Assets

Zurich American Life Insurance Company of New York	$21,819,933	2.75%

Question 14 is not applicable as the Company does not hold any investments in nonaffiliated, privately placed equity securities.

Question 15 is not applicable as the Company does not hold any investments in general partnership interests.

Questions 16 and 17 are not applicable as the Company does not hold any mortgage loans.

Question 18 is not applicable as the Company does not hold any real estate investments.

Question 19 is not applicable as the Company does not hold any investments in mezzanine real estate loans.

Question 20 is not applicable as the Company does not hold any investments in securities lending.

The Company holds the following amounts in securities lending arrangements as of:

Date	Amount	Percentage of Total Admitted Assets
March 31, 2017 (unaudited)	$-	Not Applicable
June 30, 2017 (unaudited)	-	Not Applicable
September 30, 2017 (unaudited)	-	Not Applicable
December 31, 2017	-	0.00%

Question 21 is not applicable as the Company does not hold any warrants not attached to other financial instruments, options, caps or floors.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards, or future contracts.

52

ZALICO VARIABLE ANNUITY SEPARATE ACCOUNT

OF ZURICH AMERICAN LIFE INSURANCE COMPANY

FINANCIAL STATEMENTS

DECEMBER 31, 2017

ZALICO Variable Annuity Separate Account

of Zurich American Life Insurance Company

Index	Page(s)

Report of Independent Registered Public Accounting Firm	3-4

Statement of Assets, Liabilities and Contract Owners’ Equity, December 31, 2017	5-12

Statement of Operations for the year ended December 31, 2017	13-20

Statement of Changes in Contract Owners’ Equity for the year ended December 31, 2017	21-28

Statement of Changes in Contract Owners’ Equity for the year ended December 31, 2016	29-37

Notes to Financial Statements	38-67

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Zurich American Life Insurance Company and the Contract Owners of

ZALICO Variable Annuity Separate Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets, liabilities and contract owners’ equity of each of the subaccounts of the ZALICO Variable Annuity Separate Account indicated in the table below as of December 31, 2017 and the related statements of operations and of changes in contract owners’ equity for each of the periods indicated in the table below (other than Alger Capital Appreciation S subaccount, which only includes a statement of changes in contract owners’ equity and JP Morgan Insurance Trust Intrepid Mid Cap which only includes a statement of operations and statements of changes in contract owners’ equity), including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the ZALICO Variable Annuity Separate Account as of December 31, 2017, and the results of each of their operations and changes in each of their contract owners’ equity for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Alger Balanced (1)	Fidelity VIP Asset Manager (1)
Alger Capital Appreciation (1)	Fidelity VIP Contrafund (1)
Alger Capital Appreciation S (3)	Fidelity VIP Equity Income (1)
Alger Large Cap Growth I-2 (1)	Fidelity VIP Growth (1)
Alger Mid Cap Growth I-2 (1)	Fidelity VIP Index 500 (1)
Alger Small Cap Growth I-2 (1)	Fidelity VIP Index 500 – SC (1)
American Century VP Income & Growth (1)	Franklin Mutual Global Discovery VIP Fund CL 2 (1)
American Century VP Value (1)	Franklin Mutual Shares VIP Fund CL 2 (1)
Deutsche Bond VIP A (1)	Franklin Rising Dividends VIP Fund CL 2 (1)
Deutsche Capital Growth VIP A (1)	Franklin Small Cap Value VIP Fund CL 2 (1)
Deutsche Capital Growth VIP B (1)	Franklin Strategic Income VIP Fund CL 2 (1)
Deutsche Core Equity VIP A (1)	Franklin U.S. Government Securities VIP Fund CL 2 (1)
Deutsche Core Equity VIP B (1)	Templeton Developing Markets VIP Fund CL 2 (1)
Deutsche CROCI® International VIP A (1)	Invesco V.I. Diversified Dividend Fund Series I (1)
Deutsche CROCI® International VIP B (1)	Invesco V.I. Global Health Care Fund Series I (1)
Deutsche Global Small Cap VIP A (1)	Invesco V.I. Global Real Estate Fund Series I (1)
Deutsche Global Equity VIP A (1)	Invesco V.I. Managed Volatility Fund Series I (1)
Deutsche International Growth VIP A (1)	Janus Henderson Balanced Portfolio I-S (1)
Deutsche International Growth VIP B (1)	Janus Henderson Enterprise Portfolio I-S (1)
Deutsche Global Income Builder VIP A (1)	Janus Henderson Forty Portfolio I-S (1)
Deutsche Government & Agency Securities VIP A (1)	Janus Henderson Global Research Portfolio I-S (1)
Deutsche Government & Agency Securities VIP B (1)	Janus Henderson Research Portfolio I-S (1)
Deutsche Government Money Market VIP A (1)	Janus Henderson Mid Cap Value Portfolio S-S (1)
Deutsche High Income VIP A (1)	JPMorgan Insurance Trust Core Bond (1)
Deutsche High Income VIP B (1)	JP Morgan Insurance Trust Intrepid Mid Cap (2)
Deutsche CROCI® U.S. VIP A (1)	JP Morgan Insurance Trust MidCap Value (1)
Deutsche CROCI® U.S. VIP B (1)	JP Morgan Insurance Trust Small Cap Core (1)

Deutsche Small Mid Cap Growth VIP A (1)	JP Morgan Insurance Trust US Equity (1)
Deutsche Small Mid Cap Value VIP A (1)	Oppenheimer Capital Appreciation (1)
Deutsche Small Mid Cap Value VIP B (1)	Oppenheimer Discovery Mid Cap Growth Fund S-S (1)
Deutsche Equity 500 Index VIP A (1)	Oppenheimer Global Fund S-S (1)
Deutsche Equity 500 Index VIP B2 (1)	Oppenheimer Global Strategic Income VA (1)
Deutsche Multisector Income VIP A (1)	Oppenheimer Main Street (1)
Dreyfus I.P. Mid Cap Stock A (1)	Oppenheimer Main Street Small Cap Fund S-S (1)
Dreyfus I. P. Mid Cap Stock SC (1)	PIMCO Foreign Bond (USD-Hedged) (1)
The Dreyfus Sustainable U.S. Equity Portfolio Inc. I-S (1)	PIMCO Low Duration (1)
The Dreyfus Sustainable U.S. Equity Portfolio Inc. S-S (1)	Voya Global Equity Portfolio (1)
VP JPMorgan Emerging Markets Equity Portfolio Class I (1)

(1) Statement of assets, liabilities and contract owners’ equity as of December 31, 2017, statement of operations for the year ended December 31, 2017 and statements of changes in contract owners’ equity for the years ended December 31, 2017 and 2016
(2) Statements of operations and changes in contract owners’ equity for the period January 1, 2017 to May 19, 2017 (cessation of operations) and statement of changes in contract owners’ equity for the year ended December 31, 2016
(3) Statement of changes in contract owners’ equity for the year ended December 31, 2016

Basis for Opinions

These financial statements are the responsibility of Zurich American Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the ZALICO Variable Annuity Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the subaccounts in ZALICO Annuity Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 1, 2018

We have served as the auditor of one or more of the subaccounts in ZALICO Variable Annuity Separate Account since 1997.

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’

Equity

December 31, 2017

		Alger Portfolios					American Century Variable Portfolios, Inc.		Deutsche Variable Series I

		Alger Balanced	Alger Capital Appreciation	Alger Large Cap Growth I-2	Alger Mid Cap Growth I-2	Alger Small Cap Growth I-2	American Century VP Income & Growth	American Century VP Value	Deutsche Bond VIP A	Deutsche Capital Growth VIP A
ASSETS
Investments in underlying portfolio funds, at fair value	$	17,393,325	39,626,143	10,064,918	9,663,220	6,205,368	9,922,363	12,955,851	22,244,947	168,621,180
Dividends and other receivables		-	-	-	-	-	-	-	-	-

Total assets		17,393,325	39,626,143	10,064,918	9,663,220	6,205,368	9,922,363	12,955,851	22,244,947	168,621,180

LIABILITIES AND CONTRACT OWNERS’ EQUITY

Liabilities - other payables		-	-	-	-	-	-	-	-	-

Contract owners’ equity	$	17,393,325	39,626,143	10,064,918	9,663,220	6,205,368	9,922,363	12,955,851	22,244,947	168,621,180

Accumulation period	$	17,393,325	39,626,142	10,064,602	9,663,220	6,202,656	9,922,363	12,935,326	22,228,206	168,086,967
Annuity period		-	1	316	-	2,712	-	20,525	16,741	534,213

Total Contract Owners’ Equity	$	17,393,325	39,626,143	10,064,918	9,663,220	6,205,368	9,922,363	12,955,851	22,244,947	168,621,180

Units Outstanding		918,755	1,450,524	94,735	149,732	69,895	649,150	636,884	2,334,562	5,400,106

Shares Owned in each Portfolio		1,011,240	479,503	163,392	386,529	256,951	926,458	1,155,740	3,902,622	5,464,069

Fair Value per Share	$	17.20	82.64	61.60	25.00	24.15	10.71	11.21	5.70	30.86

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’

Equity

December 31, 2017

		Deutsche Variable Series I						Deutsche Variable Series II

		Deutsche Capital Growth VIP B	Deutsche Core Equity VIP A	Deutsche Core Equity VIP B	Deutsche CROCI® International VIP A	Deutsche CROCI® International VIP B	Deutsche Global Small Cap VIP A	Deutsche Global Equity VIP A	Deutsche International Growth VIP A	Deutsche International Growth VIP B
ASSETS

Investments in underlying portfolio funds, at fair value	$	196,556	50,549,590	93,420	16,335,726	34,464	29,452,543	29,891,348	15,864,654	63,350
Dividends and other receivables		-	-	-	-	-	-	-	-	-

Total assets		196,556	50,549,590	93,420	16,335,726	34,464	29,452,543	29,891,348	15,864,654	63,350

LIABILITIES AND CONTRACT OWNERS’ EQUITY

Liabilities - other payables		-	-	-	-	-	-	-	-	-

Contract owners’ equity	$	196,556	50,549,590	93,420	16,335,726	34,464	29,452,543	29,891,348	15,864,654	63,350

Accumulation period	$	196,556	50,543,625	93,420	16,322,414	34,464	29,452,543	29,858,528	15,864,654	63,350
Annuity period		-	5,965	-	13,312	-	-	32,820	-	-

Total Contract Owners’ Equity	$	196,556	50,549,590	93,420	16,335,726	34,464	29,452,543	29,891,348	15,864,654	63,350

Units Outstanding		6,685	2,330,338	3,357	1,410,735	2,468	884,168	5,467,077	683,313	2,678

Shares Owned in each Portfolio		6,392	3,452,841	6,390	2,225,576	4,683	2,283,143	2,554,816	1,141,342	4,548

Fair Value per Share	$	30.75	14.64	14.62	7.34	7.36	12.90	11.70	13.90	13.93

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’

Equity

December 31, 2017

		Deutsche Variable Series II
		Deutsche Global Income Builder VIP A	Deutsche Government & Agency Securities VIP A	Deutsche Government & Agency Securities VIP B	Deutsche Government Money Market Portfolio A	Deutsche High Income VIP A	Deutsche High Income VIP B	Deutsche CROCI® U.S. VIP A	Deutsche CROCI® U.S. VIP B	Deutsche Small Mid Cap Growth VIP A
ASSETS

Investments in underlying portfolio funds, at fair value	$	$103,314,563	19,112,877	110,659	28,315,014	44,753,732	15,622	96,051,751	163,755	59,223,059
Dividends and other receivables		-	-	-	5,504	-	-	-	-	-

Total assets		103,314,563	19,112,877	110,659	28,320,518	44,753,732	15,622	96,051,751	163,755	59,223,059

LIABILITIES AND CONTRACT OWNERS’ EQUITY

Liabilities - other payables		-	-	-	-	-	-	-	-	-

Contract owners’ equity	$	103,314,563	19,112,877	110,659	28,320,518	44,753,732	15,622	96,051,751	163,755	59,223,059

Accumulation period	$	102,674,002	18,883,228	110,659	28,277,847	44,452,208	15,622	95,993,965	163,755	59,191,252
Annuity period		640,561	229,649	-	42,671	301,524	-	57,786	-	31,807

Total Contract Owners’ Equity	$	103,314,563	19,112,877	110,659	28,320,518	44,753,732	15,622	96,051,751	163,755	59,223,059

Units Outstanding		9,402,762	3,511,236	8,802	8,520,131	3,867,108	711	7,299,698	8,331	7,438,636

Shares Owned in each Portfolio		3,889,855	1,714,160	9,933	28,315,015	7,036,750	2,449	5,772,341	9,823	2,699,319

Fair Value per Share	$	26.56	11.15	11.14	1.00	6.36	6.38	16.64	16.67	21.94

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’

Equity

December 31, 2017

		Deutsche Variable Series II			Deutsche Investments VIT Funds		Dreyfus Investment Portfolios		The Dreyfus Sustainable U.S. Equity Fund

		Deutsche Small Mid Cap Value VIP A	Deutsche Small Mid Cap Value VIP B	Deutsche Multisector Income VIP A	Deutsche Equity 500 Index VIP A	Deutsche Equity 500 Index VIP B2	Dreyfus I.P. Mid Cap Stock A	Dreyfus I.P. Mid Cap Stock SC	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. I-S	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. S-S
ASSETS

Investments in underlying portfolio funds, at fair value	$	60,980,212	145,781	9,252,049	71,086,749	9,507	31,658,693	4,986,672	4,815,044	4,249
Dividends and other receivables		-	-	-	-	-	-	-	-	-

Total assets		60,980,212	145,781	9,252,049	71,086,749	9,507	31,658,693	4,986,672	4,815,044	4,249

LIABILITIES AND CONTRACT OWNERS’ EQUITY

Liabilities - other payables		-	-	-	-	-	-	-	-	-

Contract owners’ equity	$	60,980,212	145,781	9,252,049	71,086,749	9,507	31,658,693	4,986,672	4,815,044	4,249

Accumulation period	$	60,853,853	145,781	9,252,047	71,086,749	9,507	31,658,692	4,986,672	4,815,044	4,249
Annuity period		126,359	-	2	-	-	1	-	-	-

Total Contract Owners’ Equity	$	60,980,212	145,781	9,252,049	71,086,749	9,507	31,658,693	4,986,672	4,815,044	4,249

Units Outstanding		5,889,144	4,368	606,790	3,081,687	447	923,077	147,623	194,093	181

Shares Owned in each Portfolio		3,410,526	8,162	905,288	3,203,549	429	1,403,311	222,123	119,569	107

Fair Value per Share	$	17.88	17.86	10.22	22.19	22.17	22.56	22.45	40.27	39.80

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’

Equity

December 31, 2017

		Fidelity Variable Insurance Products Funds						Franklin Templeton Variable Insurance Products Trust
		Fidelity VIP Asset Manager	Fidelity VIP Contrafund	Fidelity VIP Equity Income	Fidelity VIP Growth	Fidelity VIP Index 500	Fidelity VIP Index 500 - SC	Franklin Mutual Global Discovery VIP Fund CL 2	Franklin Mutual Shares VIP Fund CL 2	Franklin Rising Dividends VIP Fund CL 2	Franklin Small Cap Value VIP Fund CL 2
ASSETS

Investments in underlying portfolio funds, at fair value	$	3,460,939	68,006,595	21,870,629	28,108,214	71,514,162	2,379,415	17,322,165	4,031,418	7,790,076	5,349,576
Dividends and other receivables		-	-	-	-	-	-	-	-	-	-

Total assets		3,460,939	68,006,595	21,870,629	28,108,214	71,514,162	2,379,415	17,322,165	4,031,418	7,790,076	5,349,576

LIABILITIES AND CONTRACT OWNERS’ EQUITY

Liabilities - other payables		-	-	-	-	-	-	-	-	-	-

Contract owners’ equity	$	3,460,939	68,006,595	21,870,629	28,108,214	71,514,162	2,379,415	17,322,165	4,031,418	7,790,076	5,349,576

Accumulation period	$	3,460,939	67,891,013	21,850,416	28,086,714	71,450,173	2,379,415	17,315,594	4,031,418	7,772,790	5,349,576
Annuity period		-	115,582	20,213	21,500	63,989	-	6,571	-	17,286	-

Total Contract Owners’ Equity	$	3,460,939	68,006,595	21,870,629	28,108,214	71,514,162	2,379,415	17,322,165	4,031,418	7,790,076	5,349,576

Units Outstanding		78,187	803,676	318,746	237,937	207,889	7,688	517,151	162,010	252,153	137,861

Shares Owned in each Portfolio		227,245	1,792,477	915,472	379,584	263,715	8,886	874,857	198,007	273,720	270,181

Fair Value per Share	$	15.23	37.94	23.89	74.05	271.18	267.78	19.80	20.36	28.46	19.80

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’

Equity

December 31, 2017

		Franklin Templeton Variable Insurance Products Trust			Invesco Variable Insurance Funds				Janus Henderson Series

		Franklin Strategic Income VIP Fund CL 2	Franklin U.S. Government Securities VIP Fund CL 2	Templeton Developing Markets VIP Fund CL 2	Invesco V.I. Diversified Dividend Fund Series I	Invesco V.I. Global Health Care Fund Series I	Invesco V.I. Global Real Estate Fund Series I	Invesco V.I. Managed Volatility Fund Series I	Janus Henderson Balanced Portfolio I-S	Janus Henderson Enterprise Portfolio I-S
ASSETS

Investments in underlying portfolio funds, at fair value	$	5,220,460	1,441,666	3,702,409	1,079,975	2,162,475	4,537,796	10,560,682	67,810,794	54,535,609
Dividends and other receivables		-	-	-	-	-	-	-	-	-

Total assets		5,220,460	1,441,666	3,702,409	1,079,975	2,162,475	4,537,796	10,560,682	67,810,794	54,535,609

LIABILITIES AND CONTRACT OWNERS’ EQUITY

Liabilities - other payables		-	-	-	-	-	-	-	-	-

Contract owners’ equity	$	5,220,460	1,441,666	3,702,409	1,079,975	2,162,475	4,537,796	10,560,682	67,810,794	54,535,609

Accumulation period	$	5,217,159	1,441,666	3,646,343	1,079,975	2,162,475	4,537,796	10,560,682	67,504,415	54,484,362
Annuity period		3,301	-	56,066	-	-	-	-	306,379	51,247

Total Contract Owners’ Equity	$	5,220,460	1,441,666	3,702,409	1,079,975	2,162,475	4,537,796	10,560,682	67,810,794	54,535,609

Units Outstanding		275,779	113,165	106,711	81,787	74,714	144,964	521,818	935,925	580,273

Shares Owned in each Portfolio		483,376	119,343	361,917	39,734	81,788	260,943	808,628	1,922,620	771,912

Fair Value per Share	$	10.80	12.08	10.23	27.18	26.44	17.39	13.06	35.27	70.65

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’

Equity

December 31, 2017

		Janus Henderson Series				JPMorgan Insurance Trust

		Janus Henderson Forty Portfolio I-S	Janus Henderson Global Research Portfolio I-S	Janus Henderson Research Portfolio I-S	Janus Henderson Mid Cap Value Portfolio S-S	JPMorgan Insurance Trust Core Bond	JPMorgan Insurance Trust Mid Cap Value	JPMorgan Insurance Trust Small Cap Core	JPMorgan Insurance Trust US Equity	Oppenheimer Capital Appreciation
ASSETS

Investments in underlying portfolio funds, at fair value	$	353,356	36,419,174	27,501,592	4,323,170	334,285	6,277,355	4,627,094	1,075,170	1,703,697
Dividends and other receivables		-	-	-	-	-	-	-	-	-

Total assets		353,356	36,419,174	27,501,592	4,323,170	334,285	6,277,355	4,627,094	1,075,170	1,703,697
LIABILITIES AND CONTRACT OWNERS’ EQUITY

Liabilities - other payables		-	-	-	-	-	-	-	-	-

Contract owners’ equity	$	353,356	36,419,174	27,501,592	4,323,170	334,285	6,277,355	4,627,094	1,075,170	1,703,697

Accumulation period	$	353,356	36,360,897	27,443,973	4,323,170	334,285	6,277,355	4,616,985	1,075,170	1,703,697
Annuity period		-	58,277	57,619	-	-	-	10,109	-	-

Total Contract Owners’ Equity	$	353,356	36,419,174	27,501,592	4,323,170	334,285	6,277,355	4,627,094	1,075,170	1,703,697

Units Outstanding		11,917	682,942	515,008	116,041	23,020	205,747	113,077	37,081	66,599

Shares Owned in each Portfolio		8,887	711,312	753,262	247,180	30,556	530,630	180,464	33,154	31,038

Fair Value per Share	$	39.76	51.20	36.51	17.49	10.94	11.83	25.64	32.43	54.89

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Assets, Liabilities and Contract Owners’

Equity

December 31, 2017

		Oppenheimer Variable Account Funds					PIMCO Variable Insurance Trust		Voya Global Resources Trust	Voya Investors Trust
		Oppenheimer Discovery Mid Cap Growth Fund S-S	Oppenheimer Global Fund S-S	Oppenheimer Global Strategic Income VA	Oppenheimer Main Street	Oppenheimer Main Street Small Cap Fund S-S	PIMCO Foreign Bond(USD- Hedged) ADM	PIMCO Low Duration ADM	Voya Global Equity Portfolio	VY JPMorgan Emerging Markets Equity Portfolio Class I
ASSETS

Investments in underlying portfolio funds, at fair value	$	1,341,825	20,323,203	3,917,532	4,173,264	8,368,058	14,616	36,252	3,692,714	5,109,489
Dividends and other receivables		-	-	-	-	-	-	-	-	-

Total assets		1,341,825	20,323,203	3,917,532	4,173,264	8,368,058	14,616	36,252	3,692,714	5,109,489

LIABILITIES AND CONTRACT OWNERS’ EQUITY

Liabilities - other payables		-	-	-	-	-	-	-	-	-

Contract owners’ equity	$	1,341,825	20,323,203	3,917,532	4,173,264	8,368,058	14,616	36,252	3,692,714	5,109,489

Accumulation period	$	1,341,825	20,323,203	3,917,532	4,173,264	8,368,058	14,616	36,252	3,690,585	5,040,394
Annuity period		-	-	-	-	-	-	-	2,129	69,095

Total Contract Owners’ Equity	$	1,341,825	20,323,203	3,917,532	4,173,264	8,368,058	14,616	36,252	3,692,714	5,109,489

Units Outstanding		46,220	525,582	224,949	146,486	209,554	713	2,400	281,010	165,774

Shares Owned in each Portfolio		16,800	433,515	743,365	130,782	329,192	1,355	3,540	332,079	237,430

Fair Value per Share	$	79.87	46.88	5.27	31.91	25.42	10.79	10.24	11.12	21.52

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2017

		Alger Portfolios					American Century Variable Portfolios, Inc.		Deutsche Variable Series I

		Alger Balanced	Alger Capital Appreciation	Alger Large Cap Growth I-2	Alger Mid Cap Growth I-2	Alger Small Cap Growth I-2	American Century VP Income & Growth	American Century VP Value	Deutsche Bond VIP A	Deutsche Capital Growth VIP A
		1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
REVENUE

Dividend income	$	482,676	61,363	-	-	-	224,195	211,648	661,750	1,435,105
EXPENSES
Administrative, mortality and expense risk charges		301,027	799,492	129,356	120,459	78,465	128,014	173,416	361,902	2,612,254

Net investment income (loss)	$	181,649	(738,129)	(129,356)	(120,459)	(78,465)	96,181	38,232	299,848	(1,177,149)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on sale of investments	$	2,715,056	6,808,532	631,965	521,862	(455,558)	647,296	1,297,209	42,392	18,928,042

Capital gain distributions		-	2,386,019	908,638	214,423	-	223,279	-	-	15,181,726

Net realized gain (loss) on investments		2,715,056	9,194,551	1,540,603	736,285	(455,558)	870,575	1,297,209	42,392	34,109,768

Change in unrealized appreciation (depreciation) of investments		(186,015)	6,340,603	843,550	1,570,468	1,950,852	692,598	(433,053)	808,618	8,460,056

Net realized and unrealized gain (loss) on investments	$	2,529,041	15,535,154	2,384,153	2,306,753	1,495,294	1,563,173	864,156	851,010	42,569,824

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$	2,710,690	14,797,025	2,254,797	2,186,294	1,416,829	1,659,354	902,388	1,150,858	41,392,675

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2017

		Deutsche Variable Series I						Deutsche Variable Series II
		Deutsche Capital Growth VIP B	Deutsche Core Equity VIP A	Deutsche Core Equity VIP B	Deutsche CROCI® International VIP A	Deutsche CROCI® International VIP B	Deutsche Global Small Cap VIP A	Deutsche Global Equity VIP A	Deutsche International Growth VIP A	Deutsche International Growth VIP B
		1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
REVENUE
Dividend income	$	836	724,285	732	1,497,532	2,146	-	171,377	70,753	44
EXPENSES
Administrative, mortality and expense risk charges		3,397	804,587	1,446	283,483	606	491,959	448,993	253,317	935

Net investment income (loss)	$	(2,561)	(80,302)	(714)	1,214,049	1,540	(491,959)	(277,616)	(182,564)	(891)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on sale of investments	$	2,611	7,988,287	473	(1,193,136)	(449)	(1,979,168)	2,303,135	2,511,904	(99)
Capital gain distributions		13,728	4,131,220	5,508	-	-	3,229,115	-	-	-

Net realized gain (loss) on investments		16,339	12,119,507	5,981	(1,193,136)	(449)	1,249,947	2,303,135	2,511,904	(99)

Change in unrealized appreciation (depreciation) of investments		24,173	(1,998,002)	9,019	3,695,930	4,534	5,065,993	4,636,166	1,550,753	12,254

Net realized and unrealized gain (loss) on investments	$	40,512	10,121,505	15,000	2,502,794	4,085	6,315,940	6,939,301	4,062,657	12,155

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$	37,951	10,041,203	14,286	3,716,843	5,625	5,823,981	6,661,685	3,880,093	11,264

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2017

		Deutsche Variable Series II
		Deutsche Global Income Builder VIP A	Deutsche Government & Agency Securities VIP A	Deutsche Government & Agency Securities VIP B	Deutsche Government Money Market Portfolio A	Deutsche High Income VIP A	Deutsche High Income VIP B	Deutsche CROCI® U.S. VIP A	Deutsche CROCI® U.S. VIP B	Deutsche Small Mid Cap Growth VIP A
		1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
REVENUE
Dividend income	$	3,246,268	658,728	2,304	142,882	3,149,054	873	1,815,000	1,797	78,611
EXPENSES
Administrative, mortality and expense risk charges		1,407,893	337,528	1,883	447,334	693,501	301	1,590,753	2,918	1,014,427

Net investment income (loss)	$	1,838,375	321,200	421	(304,452)	2,455,553	572	224,247	(1,121)	(935,816)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on sale of investments	$	2,552,798	(905,885)	(647)	-	(132,699)	(24)	8,316,893	1,165	8,233,891

Capital gain distributions		-	-	-	-	-	-	-	-	4,086,640

Net realized gain (loss) on investments		2,552,798	(905,885)	(647)	-	(132,699)	(24)	8,316,893	1,165	12,320,531

Change in unrealized appreciation (depreciation) of investments		10,368,845	687,846	(280)	-	781,143	263	13,282,213	27,669	1,995,244

Net realized and unrealized gain (loss) on investments	$	12,921,643	(218,039)	(927)	-	648,444	239	21,599,106	28,834	14,315,775

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$	14,760,018	103,161	(506)	(304,452)	3,103,997	811	21,823,353	27,713	13,379,959

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2017

		Deutsche Variable Series II			Deutsche Investments VIT Funds		Dreyfus Investment Portfolios		The Dreyfus Sustainable U.S. Equity Fund
		Deutsche Small Mid Cap Value VIP A	Deutsche Small Mid Cap Value VIP B	Deutsche Multisector Income VIP A	Deutsche Equity 500 Index VIP A	Deutsche Equity 500 Index VIP B2	Dreyfus I.P. Mid Cap Stock A	Dreyfus I.P. Mid Cap Stock SC	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. I-S	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. S-S
		1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
REVENUE
Dividend income	$	582,516	506	114,198	1,753,064	116	486,629	39,387	65,976	37
EXPENSES
Administrative, mortality and expense risk charges		1,023,683	2,655	179,400	1,287,745	157	575,755	62,651	74,150	72

Net investment income (loss)	$	(441,167)	(2,149)	(65,202)	465,319	(41)	(89,126)	(23,264)	(8,174)	(35)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on sale of investments	$	12,123,553	3,467	(1,192,193)	13,573,692	72	7,045,407	114,038	(102,777)	22

Capital gain distributions		1,730,166	3,023	-	4,924,691	414	718,933	72,246	379,274	262

Net realized gain (loss) on investments		13,853,719	6,490	(1,192,193)	18,498,383	486	7,764,340	186,284	276,497	284

Change in unrealized appreciation (depreciation) of investments		(7,289,420)	6,741	1,940,640	(2,731,227)	1,036	(2,909,853)	442,287	424,986	235

Net realized and unrealized gain (loss) on investments	$	6,564,299	13,231	748,447	15,767,156	1,522	4,854,487	628,571	701,483	519

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$	6,123,132	11,082	683,245	16,232,475	1,481	4,765,361	605,307	693,309	484

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2017

		Fidelity Variable Insurance Products Funds						Franklin Templeton Variable Insurance Products Trust
		Fidelity VIP Asset Manager	Fidelity VIP Contrafund	Fidelity VIP Equity Income	Fidelity VIP Growth	Fidelity VIP Index 500	Fidelity VIP Index 500 - SC	Franklin Mutual Global Discovery VIP Fund CL 2	Franklin Mutual Shares VIP Fund CL 2	Franklin Rising Dividends VIP Fund CL 2	Franklin Small Cap Value VIP Fund CL 2
		1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
REVENUE
Dividend income	$	62,371	650,202	362,795	57,442	1,203,652	36,724	312,993	94,092	120,092	28,194
EXPENSES
Administrative, mortality and expense risk charges		44,776	863,638	286,572	354,626	888,411	36,184	234,941	57,265	102,251	73,262

Net investment income (loss)	$	17,595	(213,436)	76,223	(297,184)	315,241	540	78,052	36,827	17,841	(45,068)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on sale of investments	$	92,692	3,472,791	(157,999)	2,414,389	5,356,440	343,170	354,439	317,619	272,389	204,618

Capital gain distributions		378,916	3,480,399	454,822	1,892,708	216,428	8,354	996,584	170,634	286,047	385,613

Net realized gain (loss) on investments		471,608	6,953,190	296,823	4,307,097	5,572,868	351,524	1,351,023	488,253	558,436	590,231

Change in unrealized appreciation (depreciation) of investments		(89,308)	5,338,051	1,970,299	3,464,931	6,519,826	82,709	(183,783)	(232,416)	775,979	(91,213)

Net realized and unrealized gain (loss) on investments	$	382,300	12,291,241	2,267,122	7,772,028	12,092,694	434,233	1,167,240	255,837	1,334,415	499,018

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$	399,895	12,077,805	2,343,345	7,474,844	12,407,935	434,773	1,245,292	292,664	1,352,256	453,950

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2017

		Franklin Templeton Variable Insurance Products Trust			Invesco Variable Insurance Funds				Janus Henderson Series
		Franklin Strategic Income VIP Fund CL 2	Franklin U.S. Government Securities VIP Fund CL 2	Templeton Developing Markets VIP Fund CL 2	Invesco V.I. Diversified Dividend Fund Series I	Invesco V.I. Global Health Care Fund Series I	Invesco V.I. Global Real Estate Fund Series I	Invesco V.I. Managed Volatility Fund Series I	Janus Henderson Balanced Portfolio I-S	Janus Henderson Enterprise Portfolio I-S
		1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
REVENUE
Dividend income	$	157,075	33,533	33,009	18,166	8,363	142,126	169,152	1,049,315	130,490
EXPENSES
Administrative, mortality and expense risk charges		71,800	18,637	44,575	15,112	30,901	61,432	189,680	865,296	681,732

Net investment income (loss)	$	85,275	14,896	(11,566)	3,054	(22,538)	80,694	(20,528)	184,019	(551,242)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on sale of investments	$	(129,174)	(21,290)	(97,854)	115,164	(191,447)	188,152	(1,139,552)	1,430,995	4,336,002

Capital gain distributions		-	-	-	37,235	116,163	72,131	-	132,891	3,227,895

Net realized gain (loss) on investments		(129,174)	(21,290)	(97,854)	152,399	(75,284)	260,283	(1,139,552)	1,563,886	7,563,897

Change in unrealized appreciation (depreciation) of investments		217,258	6,789	1,171,140	(74,486)	418,189	156,465	2,288,477	8,486,616	4,730,802

Net realized and unrealized gain (loss) on investments		$88,084	(14,501)	1,073,286	77,913	342,905	416,748	1,148,925	10,050,502	12,294,699

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$	173,359	395	1,061,720	80,967	320,367	497,442	1,128,397	10,234,521	11,743,457

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2017

		Janus Henderson Series				JPMorgan Insurance Trust
		Janus Henderson Forty Portfolio I-S	Janus Henderson Global Research Portfolio I-S	Janus Henderson Research Portfolio I-S	Janus Henderson Mid Cap Value Portfolio S-S	JPMorgan Insurance Trust Core Bond	JPMorgan Insurance Trust Intrepid MidCap	JPMorgan Insurance Trust Mid Cap Value	JPMorgan Insurance Trust Small Cap Core	JPMorgan Insurance Trust US Equity	Oppenheimer Capital Appreciation
		1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 5/19/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
REVENUE
Dividend income	$	-	284,846	103,695	26,569	10,099	-	50,144	14,826	9,803	148
EXPENSES
Administrative, mortality and expense risk charges		4,983	468,439	353,473	57,182	6,003	16,254	86,172	60,718	13,355	22,004

Net investment income (loss)	$	(4,983)	(183,593)	(249,778)	(30,613)	4,096	(16,254)	(36,028)	(45,892)	(3,552)	(21,856)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	$	284	2,713,484	1,648,438	20,137	(16,700)	14,843	1,147,034	353,376	48,216	56,097
Capital gain distributions		17,353	-	252,882	157,429	-	-	279,647	32,549	11,018	147,570

Net realized gain (loss) on investments		17,637	2,713,484	1,901,320	177,566	(16,700)	14,843	1,426,681	385,925	59,234	203,667
Change in unrealized appreciation (depreciation) of investments		66,743	5,355,654	4,455,013	329,505	20,986	151,497	(639,753)	232,205	126,384	175,461

Net realized and unrealized gain (loss) on investments	$	84,380	8,069,138	6,356,333	507,071	4,286	166,340	786,928	618,130	185,618	379,128

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$	79,397	7,885,545	6,106,555	476,458	8,382	150,086	750,900	572,238	182,066	357,272

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2017

		Oppenheimer Variable Account Funds					PIMCO Variable Insurance Trust		Voya Global Resources Trust	Voya Investors Trust
		Oppenheimer Discovery Mid Cap Growth Fund S-S	Oppenheimer Global Fund S-S	Oppenheimer Global Strategic Income VA	Oppenheimer Main Street	Oppenheimer Main Street Small Cap Fund S-S	PIMCO Foreign Bond(USD- Hedged)ADM	PIMCO Low Duration ADM	Voya Global Equity Portfolio	VY JPMorgan Emerging Markets Equity Portfolio Class I
		1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
REVENUE
Dividend income	$	-	138,012	78,681	43,835	52,472	696	486	75,145	30,518
EXPENSES
Administrative, mortality and expense risk charges		16,194	249,659	55,259	57,811	109,186	217	511	47,007	59,966

Net investment income (loss)	$	(16,194)	(111,647)	23,422	(13,976)	(56,714)	479	(25)	28,138	(29,448)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments	$	18,146	916,183	(52,401)	433,441	451,393	56	5	38,088	(60,669)
Capital gain distributions		126,503	-	-	71,897	437,600	-	-	-	-

Net realized gain (loss) on investments		144,649	916,183	(52,401)	505,338	888,993	56	5	38,088	(60,669)
Change in unrealized appreciation (depreciation) of investments		156,285	4,706,891	217,830	111,557	117,641	(347)	(5)	635,267	1,644,959

Net realized and unrealized gain (loss) on investments	$	300,934	5,623,074	165,429	616,895	1,006,634	(291)	-	673,355	1,584,290

Net Increase (Decrease) in Contract Owners’ Equity Resulting from Operations	$	284,740	5,511,427	188,851	602,919	949,920	188	(25)	701,493	1,554,842

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2017

	Alger Portfolios					American Century Variable Portfolios, Inc.		Deutsche Variable Series I
	Alger Balanced	Alger Capital Appreciation	Alger Large Cap Growth I-2	Alger Mid Cap Growth I-2	Alger Small Cap Growth I-2	American Century VP Income & Growth	American Century VP Value	Deutsche Bond VIP A	Deutsche Capital Growth VIP A
	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
OPERATIONS
Net investment income (loss)	$181,649	(738,129)	(129,356)	(120,459)	(78,465)	96,181	38,232	299,848	(1,177,149)
Net realized gain (loss) on investments	2,715,056	9,194,551	1,540,603	736,285	(455,558)	870,575	1,297,209	42,392	34,109,768
Change in unrealized appreciation (depreciation) of investments	(186,015)	6,340,603	843,550	1,570,468	1,950,852	692,598	(433,053)	808,618	8,460,056

Net increase (decrease) in contract owners’ equity resulting from operations	2,710,690	14,797,025	2,254,797	2,186,294	1,416,829	1,659,354	902,388	1,150,858	41,392,675

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	100	8,190	298,239	226,983	93,886	173,063	544,930	126,653	352,823
Net transfer (to) from affiliate and subaccounts	(13,831)	(10,991,931)	(170,187)	226,552	(299,691)	(78,375)	(198,972)	673,390	(8,570,425)
Payments for redemptions	(6,800,632)	(21,603,314)	(1,049,765)	(879,600)	(523,486)	(1,410,334)	(2,008,777)	(7,392,401)	(48,766,026)
Guaranteed retirement income benefit, maintenance fees,and other fees	(48,569)	(128,487)	-	-	-	-	-	(37,401)	(274,802)
Annuity payout reserve adjustment	-	-	311	-	-	-	25	134	(3,621)

Net increase (decrease) from contract owners’ equity transactions	(6,862,932)	(32,715,542)	(921,402)	(426,065)	(729,291)	(1,315,646)	(1,662,794)	(6,629,625)	(57,262,051)

Total increase (decrease) in contract owners’ equity	(4,152,242)	(17,918,517)	1,333,395	1,760,229	687,538	343,708	(760,406)	(5,478,767)	(15,869,376)

CONTRACT OWNERS’ EQUITY
Beginning of period	21,545,569	57,544,661	8,731,523	7,902,992	5,517,830	9,578,655	13,716,256	27,723,713	184,490,555

End of period	$17,393,325	39,626,143	10,064,918	9,663,220	6,205,368	9,922,363	12,955,851	22,244,947	168,621,180

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2017

	Deutsche Variable Series I						Deutsche Variable Series II
	Deutsche Capital Growth VIP B	Deutsche Core Equity VIP A	Deutsche Core Equity VIP B	Deutsche CROCI® International VIP A	Deutsche CROCI® International VIP B	Deutsche Global Small Cap VIP A	Deutsche Global Equity VIP A	Deutsche International Growth VIP A	Deutsche International Growth VIP B
	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
OPERATIONS
Net investment income (loss)	$(2,561)	(80,302)	(714)	1,214,049	1,540	(491,959)	(277,616)	(182,564)	(891)
Net realized gain (loss) on investments	16,339	12,119,507	5,981	(1,193,136)	(449)	1,249,947	2,303,135	2,511,904	(99)
Change in unrealized appreciation (depreciation) of investments	24,173	(1,998,002)	9,019	3,695,930	4,534	5,065,993	4,636,166	1,550,753	12,254

Net increase (decrease) in contract owners’ equity resulting from operations	37,951	10,041,203	14,286	3,716,843	5,625	5,823,981	6,661,685	3,880,093	11,264

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	-	77,077	3,600	6,049	-	8,300	59,962	300	4,201
Net transfer (to) from affiliate and subaccounts	(2)	(1,038,161)	457	958,419	-	(2,739,395)	(742,783)	(89,834)	600
Payments for redemptions	(4,022)	(17,072,473)	-	(8,019,978)	(10)	(10,262,139)	(7,884,942)	(5,699,139)	-
Guaranteed retirement income benefit, maintenance fees,and other fees	-	(112,860)	-	(41,863)	-	(79,566)	(41,434)	(42,350)	-
Annuity payout reserve adjustment	-	44	-	15	-	-	(9,829)	-	-

Net increase (decrease) from contract owners’ equity transactions	(4,024)	(18,146,373)	4,057	(7,097,358)	(10)	(13,072,800)	(8,619,026)	(5,831,023)	4,801

Total increase (decrease) in contract owners’ equity	33,927	(8,105,170)	18,343	(3,380,515)	5,615	(7,248,819)	(1,957,341)	(1,950,930)	16,065

CONTRACT OWNERS’ EQUITY
Beginning of period	162,622	58,654,762	75,076	19,716,241	28,850	36,701,362	31,848,689	17,815,584	47,287

End of period	$196,556	50,549,590	93,420	16,335,726	34,464	29,452,543	29,891,348	15,864,654	63,350

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2017

	Deutsche Variable Series II
	Deutsche Global Income Builder VIP A	Deutsche Government & Agency Securities VIP A	Deutsche Government & Agency Securities VIP B	Deutsche Government Money Market Portfolio A	Deutsche High Income VIP A	Deutsche High Income VIP B	Deutsche CROCI® U.S. VIP A	Deutsche CROCI® U.S. VIP B	Deutsche Small Mid Cap Growth VIP A
	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
OPERATIONS
Net investment income (loss)	$1,838,375	321,200	421	(304,452)	2,455,553	572	224,247	(1,121)	(935,816)
Net realized gain (loss) on investments	2,552,798	(905,885)	(647)	-	(132,699)	(24)	8,316,893	1,165	12,320,531
Change in unrealized appreciation (depreciation) of investments	10,368,845	687,846	(280)	-	781,143	263	13,282,213	27,669	1,995,244

Net increase (decrease) in contract owners’ equity resulting from operations	14,760,018	103,161	(506)	(304,452)	3,103,997	811	21,823,353	27,713	13,379,959

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	302,425	104,393	9,000	377,670	186,641	-	116,411	-	217,287
Net transfer (to) from affiliate and subaccounts	(903,643)	136,805	(253)	15,672,006	(1,850,143)	294	(4,415,848)	453	(7,159,542)
Payments for redemptions	(16,671,053)	(8,782,174)	(6,533)	(22,148,566)	(10,224,458)	(2,010)	(34,262,331)	(4,237)	(21,836,659)
Guaranteed retirement income benefit, maintenance fees,and other fees	(33,268)	(33,270)	-	(41,329)	(40,129)	-	(229,880)	-	(119,958)
Annuity payout reserve adjustment	(26,531)	984	-	696	1,326	-	215	-	(14,532)

Net increase (decrease) from contract owners’ equity transactions	(17,332,070)	(8,573,262)	2,214	(6,139,523)	(11,926,763)	(1,716)	(38,791,433)	(3,784)	(28,913,404)

Total increase (decrease) in contract owners’ equity	(2,572,052)	(8,470,101)	1,708	(6,443,975)	(8,822,766)	(905)	(16,968,080)	23,929	(15,533,445)

CONTRACT OWNERS’ EQUITY
Beginning of period	105,886,617	27,582,979	108,951	34,764,502	53,576,498	16,529	113,019,829	139,826	74,756,502

End of period	$103,314,563	19,112,877	110,659	28,320,518	44,753,732	15,622	96,051,751	163,755	59,223,059

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2017

		Deutsche Variable Series II			Deutsche Investments VIT Funds		Dreyfus Investment Portfolios		The Dreyfus Sustainable U.S. Equity Fund
		Deutsche Small Mid Cap Value VIP A	Deutsche Small Mid Cap Value VIP B	Deutsche Multisector Income VIP A	Deutsche Equity 500 Index VIP A	Deutsche Equity 500 Index VIP B2	Dreyfus I.P. Mid Cap Stock A	Dreyfus I.P. Mid Cap Stock SC	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. I-S	The Dreyfus Sustainable U.S. Equity Portfolio, Inc. S-S
		1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
OPERATIONS
Net investment income (loss)	$	(441,167)	(2,149)	(65,202)	465,319	(41)	(89,126)	(23,264)	(8,174)	(35)
Net realized gain (loss) on investments		13,853,719	6,490	(1,192,193)	18,498,383	486	7,764,340	186,284	276,497	284
Change in unrealized appreciation (depreciation) of investments		(7,289,420)	6,741	1,940,640	(2,731,227)	1,036	(2,909,853)	442,287	424,986	235

Net increase (decrease) in contract owners’ equity resulting from operations		6,123,132	11,082	683,245	16,232,475	1,481	4,765,361	605,307	693,309	484

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales		360,271	-	-	16,650	-	-	162,435	21,013	-
Net transfer (to) from affiliate and subaccounts		(4,037,663)	(4)	(54,188)	(2,924,881)	340	(4,167,877)	62,773	(255,638)	54
Payments for redemptions		(22,235,196)	(6,743)	(5,154,892)	(36,208,492)	-	(14,072,393)	(238,910)	(1,035,757)	-
Guaranteed retirement income benefit, maintenance fees,and other fees		(113,169)	-	(27,230)	(213,985)	-	(93,650)	-	(6,403)	-
Annuity payout reserve adjustment		265	-	-	-	-	-	-	-	-

Net increase (decrease) from contract owners’ equity transactions		(26,025,492)	(6,747)	(5,236,310)	(39,330,708)	340	(18,333,920)	(13,702)	(1,276,785)	54

Total increase (decrease) in contract owners’ equity		(19,902,360)	4,335	(4,553,065)	(23,098,233)	1,821	(13,568,559)	591,605	(583,476)	538

CONTRACT OWNERS’ EQUITY
Beginning of period		80,882,572	141,446	13,805,114	94,184,981	7,687	45,227,254	4,395,069	5,398,520	3,710

End of period	$	60,980,212	145,781	9,252,049	71,086,749	9,507	31,658,693	4,986,672	4,815,044	4,249

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2017

	Fidelity Variable Insurance Products Funds						Franklin Templeton Variable Insurance Products Trust
	Fidelity VIP Asset Manager	Fidelity VIP Contrafund	Fidelity VIP Equity Income	Fidelity VIP Growth	Fidelity VIP Index 500	Fidelity VIP Index 500-SC	Franklin Mutual Global Discovery VIP Fund CL 2	Franklin Mutual Shares VIP Fund CL 2	Franklin Rising Dividends VIP Fund CL 2	Franklin Small Cap Value VIP Fund CL 2
	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
OPERATIONS
Net investment income (loss)	$17,595	(213,436)	76,223	(297,184)	315,241	540	78,052	36,827	17,841	(45,068)
Net realized gain (loss) on investments	471,608	6,953,190	296,823	4,307,097	5,572,868	351,524	1,351,023	488,253	558,436	590,231
Change in unrealized appreciation (depreciation) of investments	(89,308)	5,338,051	1,970,299	3,464,931	6,519,826	82,709	(183,783)	(232,416)	775,979	(91,213)

Net increase (decrease) in contract owners’ equity resulting from operations	399,895	12,077,805	2,343,345	7,474,844	12,407,935	434,773	1,245,292	292,664	1,352,256	453,950

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales	19,948	932,063	516,746	294,060	891,384	15,478	339,629	170,935	134,105	162,151
Net transfer (to) from affiliate and subaccounts	23,961	(35,317)	(304,923)	360,193	569,799	(87,305)	(550,493)	(189,181)	(595,175)	(168,162)
Payments for redemptions	(243,456)	(6,860,261)	(2,809,545)	(3,195,269)	(6,779,159)	(492,909)	(1,625,884)	(789,453)	(919,846)	(865,179)
Guaranteed retirement income benefit, maintenance fees, and other fees	-	-	-	-	-	-	-	-	-	-
Annuity payout reserve adjustment	-	922	152	105	285	-	129	-	194	-

Net increase (decrease) from contract owners’ equity transactions	(199,547)	(5,962,593)	(2,597,570)	(2,540,911)	(5,317,691)	(564,736)	(1,836,619)	(807,699)	(1,380,722)	(871,190)

Total increase (decrease) in contract owners’ equity	200,348	6,115,212	(254,225)	4,933,933	7,090,244	(129,963)	(591,327)	(515,035)	(28,466)	(417,240)

CONTRACT OWNERS’ EQUITY
Beginning of period	3,260,591	61,891,383	22,124,855	23,174,280	64,423,915	2,509,380	17,913,492	4,546,452	7,818,544	5,766,814

End of period	$3,460,939	68,006,595	21,870,629	28,108,214	71,514,162	2,379,415	17,322,165	4,031,418	7,790,076	5,349,576

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2017

		Franklin Templeton Variable Insurance Products Trust			Invesco Variable Insurance Funds				Janus Henderson Series
		Franklin Strategic Income VIP Fund CL 2	Franklin U.S. Government Securities VIP Fund CL 2	Templeton Developing Markets VIP Fund CL 2	Invesco V.I. Diversified Dividend Fund Series I	Invesco V.I. Global Health Care Fund Series I	Invesco V.I. Global Real Estate Fund Series I	Invesco V.I. Managed Volatility Fund Series I	Janus Henderson Balanced Portfolio I-S	Janus Henderson Enterprise Portfolio I-S
		1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
OPERATIONS
Net investment income (loss)	$	85,275	14,896	(11,566)	3,054	(22,538)	80,694	(20,528)	184,019	(551,242)
Net realized gain (loss) on investments		(129,174)	(21,290)	(97,854)	152,399	(75,284)	260,283	(1,139,552)	1,563,886	7,563,897
Change in unrealized appreciation (depreciation) of investments		217,258	6,789	1,171,140	(74,486)	418,189	156,465	2,288,477	8,486,616	4,730,802

Net increase (decrease) in contract owners’ equity resulting from operations		173,359	395	1,061,720	80,967	320,367	497,442	1,128,397	10,234,521	11,743,457

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales		151,175	18,538	57,546	14,501	38,108	92,865	28,054	1,367,029	459,778
Net transfer (to) from affiliate and subaccounts		262,893	247,573	108,645	(233,917)	20,653	(98,328)	(365,314)	(293,353)	118,066
Payments for redemptions		(1,088,635)	(337,236)	(319,825)	(104,220)	(513,059)	(494,268)	(5,024,661)	(7,072,188)	(5,122,705)
Guaranteed retirement income benefit, maintenance fees,and other fees		-	-	(4)	-	-	-	(24,296)	-	-
Annuity payout reserve adjustment		(12)	-	106	-	-	-	-	1,794	152

Net increase (decrease) from contract owners’ equity transactions		(674,579)	(71,125)	(153,532)	(323,636)	(454,298)	(499,731)	(5,386,217)	(5,996,718)	(4,544,709)

Total increase (decrease) in contract owners’ equity		(501,220)	(70,730)	908,188	(242,669)	(133,931)	(2,289)	(4,257,820)	4,237,803	7,198,748

CONTRACT OWNERS’ EQUITY
Beginning of period		5,721,679	1,512,399	2,794,221	1,322,645	2,296,407	4,540,083	14,818,501	63,572,991	47,336,861

End of period	$	5,220,460	1,441,666	3,702,409	1,079,975	2,162,475	4,537,796	10,560,682	67,810,794	54,535,609

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2017

		Janus Henderson Series				JPMorgan Insurance Trust
		Janus Henderson Forty Portfolio I-S	Janus Henderson Global Research Portfolio I-S	Janus Henderson Research Portfolio I-S	Janus Henderson Mid Cap Value Portfolio S-S	JPMorgan Insurance Trust Core Bond	JPMorgan Insurance Trust Intrepid MidCap	JPMorgan Insurance Trust Mid Cap Value	JPMorgan Insurance Trust Small Cap Core	JPMorgan Insurance Trust US Equity	Oppenheimer Capital Appreciation
		1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 5/19/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
OPERATIONS
Net investment income (loss)	$	(4,983)	(183,593)	(249,778)	(30,613)	4,096	(16,254)	(36,028)	(45,892)	(3,552)	(21,856)
Net realized gain (loss) on investments		17,637	2,713,484	1,901,320	177,566	(16,700)	14,843	1,426,681	385,925	59,234	203,667
Change in unrealized appreciation (depreciation) of investments		66,743	5,355,654	4,455,013	329,505	20,986	151,497	(639,753)	232,205	126,384	175,461

Net increase (decrease) in contract owners’ equity resulting from operations		79,397	7,885,545	6,106,555	476,458	8,382	150,086	750,900	572,238	182,066	357,272

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales		-	462,595	204,892	66,357	5,431	33,488	165,691	106,040	46,111	41,160
Net transfer (to) from affiliate and subaccounts		(8,230)	(732,205)	(273,781)	64,259	(156,822)	(3,540,979)	(694,192)	(219,726)	134,063	39,904
Payments for redemptions		(226)	(4,102,358)	(3,198,405)	(273,039)	(89,513)	(94,793)	(996,768)	(490,908)	(95,116)	(256,100)
Guaranteed retirement income benefit, maintenance fees,and other fees		(129)	-	-	-	-	-	-	-	-	-
Annuity payout reserve adjustment		-	77	222	-	-	-	-	71	-	-

Net increase (decrease) from contract owners’ equity transactions		(8,585)	(4,371,891)	(3,267,072)	(142,423)	(240,904)	(3,602,284)	(1,525,269)	(604,523)	85,058	(175,036)

Total increase (decrease) in contract owners’ equity		70,812	3,513,654	2,839,483	334,035	(232,522)	(3,452,198)	(774,369)	(32,285)	267,124	182,236

CONTRACT OWNERS’ EQUITY
Beginning of period		282,542	32,905,518	24,662,107	3,989,132	566,808	3,452,197	7,051,724	4,659,378	808,043	1,521,458

End of period	$	353,356	36,419,174	27,501,592	4,323,170	334,285	-	6,277,355	4,627,094	1,075,170	1,703,697

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2017

		Oppenheimer Variable Account Funds					PIMCO Variable Insurance Trust		Voya Global Resources Trust	Voya Investors Trust
		Oppenheimer Discovery Mid Cap Growth Fund S-S	Oppenheimer Global Fund S-S	Oppenheimer Global Strategic Income VA	Oppenheimer Main Street	Oppenheimer Main Street Small Cap Fund S-S	PIMCO Foreign Bond(USD- Hedged) ADM	PIMCO Low Duration ADM	Voya Global Equity Portfolio	VY JPMorgan Emerging Markets Equity Portfolio Class I
		1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017	1/1/2017 to 12/31/2017
OPERATIONS
Net investment income (loss)	$	(16,194)	(111,647)	23,422	(13,976)	(56,714)	479	(25)	28,138	(29,448)
Net realized gain (loss) on investments		144,649	916,183	(52,401)	505,338	888,993	56	5	38,088	(60,669)
Change in unrealized appreciation (depreciation) of investments		156,285	4,706,891	217,830	111,557	117,641	(347)	(5)	635,267	1,644,959

Net increase (decrease) in contract owners’ equity resulting from operations		284,740	5,511,427	188,851	602,919	949,920	188	(25)	701,493	1,554,842

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales		20,077	266,987	149,340	63,164	140,832	-	-	66,817	54,152
Net transfer (to) from affiliate and subaccounts		80,069	(85,834)	(52,830)	(45,598)	267,159	(576)	79	(68,546)	(44,514)
Payments for redemptions		(140,011)	(2,295,941)	(691,144)	(716,986)	(829,688)	1	1	(434,229)	(337,297)
Guaranteed retirement income benefit, maintenance fees,and other fees		-	-	-	-	-	(6)	(19)	-	-
Annuity payout reserve adjustment		-	-	-	-	-	-	-	(13)	149

Net increase (decrease) from contract owners’ equity transactions		(39,865)	(2,114,788)	(594,634)	(699,420)	(421,697)	(581)	61	(435,971)	(327,510)

Total increase (decrease) in contract owners’ equity		244,875	3,396,639	(405,783)	(96,501)	528,223	(393)	36	265,522	1,227,332

CONTRACT OWNERS’ EQUITY
Beginning of period		1,096,952	16,926,563	4,323,315	4,269,764	7,839,837	15,009	36,218	3,427,192	3,882,156

End of period	$	1,341,825	20,323,203	3,917,532	4,173,264	8,368,058	14,616	36,252	3,692,714	5,109,489

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2016

		Alger Portfolios						American Century Variable Portfolios, Inc.		Deutsche Variable Series I
		Alger Balanced	Alger Capital Appreciation	Alger Capital Appreciation S	Alger Large Cap Growth I-2	Alger Mid Cap Growth I-2	Alger Small Cap Growth I-2	American Century VP Income & Growth	American Century VP Value	Deutsche Bond VIP A
		1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016
OPERATIONS
Net investment income (loss)	$	116,269	(718,857)	(16)	(124,824)	(110,539)	(72,522)	94,633	51,198	1,006,179
Net realized gain (loss) on investments		2,035,435	5,236,321	(969)	867,054	385,847	83,117	457,591	919,791	(257,639)
Change in unrealized appreciation (depreciation) of investments		(921,453)	(6,536,475)	551	(1,004,800)	(353,521)	201,526	484,784	1,291,852	453,701

Net increase (decrease) in contract owners’ equity resulting from operations		1,230,251	(2,019,011)	(434)	(262,570)	(78,213)	212,121	1,037,008	2,262,841	1,202,241

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales		100	1,512	-	148,741	254,616	96,967	186,791	278,035	265,664
Net transfer (to) from affiliate and subaccounts		1,449,418	(417,052)	-	(396,058)	(558,485)	(526,175)	239,182	(343,889)	2,016,604
Payments for redemptions		(5,008,462)	(15,201,266)	(3,911)	(1,278,756)	(829,166)	(546,197)	(808,585)	(1,276,312)	(5,434,155)
Guaranteed retirement income benefit, maintenance fees,and other fees		(49,236)	(140,447)	-	-	-	-	-	-	(42,327)
Annuity payout reserve adjustment		-	-	-	(3)	-	(162)	-	71	(20,402)

Net increase (decrease) from contract owners’ equity transactions		(3,608,180)	(15,757,253)	(3,911)	(1,526,076)	(1,133,035)	(975,567)	(382,612)	(1,342,095)	(3,214,616)

Total increase (decrease) in contract owners’ equity		(2,377,929)	(17,776,264)	(4,345)	(1,788,646)	(1,211,248)	(763,446)	654,396	920,746	(2,012,375)

CONTRACT OWNERS’ EQUITY
Beginning of period		23,923,498	75,320,925	4,345	10,520,169	9,114,240	6,281,276	8,924,259	12,795,510	29,736,088

End of period	$	21,545,569	57,544,661	-	8,731,523	7,902,992	5,517,830	9,578,655	13,716,256	27,723,713

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2016

		Deutsche Variable Series I							Deutsche Variable Series II
		Deutsche Capital Growth VIP A	Deutsche Capital Growth VIP B	Deutsche Core Equity VIP A	Deutsche Core Equity VIP B	Deutsche CROCI® International VIP A	Deutsche CROCI® International VIP B	Deutsche Global Small Cap VIP A	Deutsche Global Equity VIP A	Deutsche Global Growth VIP A
		1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016
OPERATIONS
Net investment income (loss)	$	(1,109,583)	(2,114)	7,589	(422)	1,751,962	2,374	(388,545)	(200,955)	(108,028)
Net realized gain (loss) on investments		27,071,293	15,704	10,272,147	8,659	(525,886)	(1,648)	4,899,537	373,099	1,313,716
Change in unrealized appreciation (depreciation) of investments		(23,307,894)	(10,592)	(6,088,548)	(2,374)	(1,627,064)	(1,204)	(5,254,714)	1,105,625	(1,059,723)

Net increase (decrease) in contract owners’ equity resulting from operations		2,653,816	2,998	4,191,188	5,863	(400,988)	(478)	(743,722)	1,277,769	145,965

CONTRACT OWNERS’ EQUITY TRANSACTIONS
Proceeds from sales		293,796	-	15,873	554	67,306	-	1,005	78,648	1,305
Net transfer (to) from affiliate and subaccounts		(5,227,231)	-	33,559	(3,026)	(62,284)	-	(1,312,358)	(163,173)	(845,434)
Payments for redemptions		(38,762,472)	(5,407)	(12,588,567)	(1,246)	(4,670,070)	(1,319)	(8,773,728)	(4,996,923)	(4,086,456)
Guaranteed retirement income benefit, maintenance fees,and other fees		(291,200)	-	(116,908)	-	(41,239)	-	(88,696)	(42,705)	(44,567)
Annuity payout reserve adjustment		22,586	-	144	-	150	-	-	(7,369)	-

Net increase (decrease) from contract owners’ equity transactions		(43,964,521)	(5,407)	(12,655,899)	(3,718)	(4,706,137)	(1,319)	(10,173,777)	(5,131,522)	(4,975,152)

Total increase (decrease) in contract owners’ equity		(41,310,705)	(2,409)	(8,464,711)	2,145	(5,107,125)	(1,797)	(10,917,499)	(3,853,753)	(4,829,187)

CONTRACT OWNERS’ EQUITY
Beginning of period		225,801,260	165,031	67,119,473	72,931	24,823,366	30,647	47,618,861	35,702,442	22,644,771

End of period	$	184,490,555	162,622	58,654,762	75,076	19,716,241	28,850	36,701,362	31,848,689	17,815,584

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2016

		Deutsche Variable Series II
		Deutsche Global Growth VIP B	Deutsche Global Income Builder VIP A	Deutsche Government & Agency Securities VIP A	Deutsche Government & Agency Securities VIP B	Deutsche High Income VIP A	Deutsche High Income VIP B	Deutsche Large Cap Value VIP A	Deutsche Large Cap Value VIP B	Deutsche Money Market VIP A
		1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016
OPERATIONS

Net investment income (loss)	$	(545)	3,028,997	564,442	1,080	2,650,335	617	(473,603)	(1,686)	(545,527)

Net realized gain (loss) on investments		(240)	2,325,353	(1,162,528)	(1,079)	(2,277,374)	(583)	9,075,938	7,229	-

Change in unrealized appreciation (depreciation) of investments		1,613	106,078	629,056	(1,031)	5,346,795	1,519	(18,757,443)	(15,277)	-

Net increase (decrease) in contract owners’ equity resulting from operations		828	5,460,428	30,970	(1,030)	5,719,756	1,553	(10,155,108)	(9,734)	(545,527)

CONTRACT OWNERS’ EQUITY TRANSACTIONS

Proceeds from sales		739	550,953	80,631	1,292	150,893	-	358,625	-	246,642

Net transfer (to) from affiliate and subaccounts		-	(1,605,894)	(2,794,051)	353	509,944	298	(4,589,567)	755	(5,173,557)

Payments for redemptions		-	(15,012,046)	(7,177,378)	(9,608)	(10,108,996)	(5,127)	(28,843,137)	(1,980)	(10,911,155)

Guaranteed retirement income benefit, maintenance fees, and other fees		-	(36,505)	(44,784)	-	(45,437)	-	(245,535)	-	(50,628)

Annuity payout reserve adjustment		-	9,343	(24,544)	-	1,938	-	927	-	2,742

Net increase (decrease) from contract owners’ equity transactions		739	(16,094,149)	(9,960,126)	(7,963)	(9,491,658)	(4,829)	(33,318,687)	(1,225)	(15,885,956)

Total increase (decrease) in contract owners’ equity		1,567	(10,633,721)	(9,929,156)	(8,993)	(3,771,902)	(3,276)	(43,473,795)	(10,959)	(16,431,483)

CONTRACT OWNERS’ EQUITY

Beginning of period		45,720	116,520,338	37,512,135	117,944	57,348,400	19,805	156,493,624	150,785	51,195,985

End of period		$47,287	105,886,617	27,582,979	108,951	53,576,498	16,529	113,019,829	139,826	34,764,502

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2016

		Deutsche Variable Series II				Deutsche Investments VIT Funds		Dreyfus Investment Portfolios		The Dreyfus Socially Responsible Growth Fund, Inc.
		Deutsche Small Mid Cap Growth VIP A	Deutsche Small Mid Cap Value VIP A	Deutsche Small Mid Cap Value VIP B	Deutsche Unconstrained Income VIP A	Deutsche Equity 500 Index VIP A	Deutsche Equity 500 Index VIP B2	Dreyfus I.P. Mid Cap Stock A	Dreyfus I.P. Mid Cap Stock SC	Dreyfus Socially Responsible Growth A
		1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016
OPERATIONS

Net investment income (loss)	$	(1,014,986)	(593,891)	(2,153)	1,043,673	497,856	(14)	(152,587)	(20,803)	(7,863)

Net realized gain (loss) on investments		16,391,770	13,178,762	18,781	(1,163,306)	10,024,008	583	7,276,073	349,134	448,404

Change in unrealized appreciation (depreciation) of investments		(11,578,539)	(2,544,343)	182	(18,913)	(2,703,549)	70	(2,180,110)	205,013	(23,422)

Net increase (decrease) in contract owners’ equity resulting from operations		3,798,245	10,040,528	16,810	(138,546)	7,818,315	639	4,943,376	533,344	417,119

CONTRACT OWNERS’ EQUITY TRANSACTIONS

Proceeds from sales		219,790	299,394	-	141	9,700	-	96	141,754	22,991

Net transfer (to) from affiliate and subaccounts		(2,298,624)	(2,336,873)	(2,539)	(1,357,107)	7,028,031	341	1,823,352	(46,617)	160,014

Payments for redemptions		(14,596,615)	(13,378,979)	(13,769)	(3,472,384)	(11,209,043)	-	(10,060,587)	(137,434)	(912,617)

Guaranteed retirement income benefit, maintenance fees, and other fees		(128,670)	(123,104)	-	(34,480)	(213,664)	-	(101,804)	-	(6,270)

Annuity payout reserve adjustment		(11,076)	859	-	-	-	-	-	-	-

Net increase (decrease) from contract owners’ equity transactions		(16,815,195)	(15,538,703)	(16,308)	(4,863,830)	(4,384,976)	341	(8,338,943)	(42,297)	(735,882)

Total increase (decrease) in contract owners’ equity		(13,016,950)	(5,498,175)	502	(5,002,376)	3,433,339	980	(3,395,567)	491,047	(318,763)

CONTRACT OWNERS’ EQUITY

Beginning of period		87,773,452	86,380,747	140,944	18,807,490	90,751,642	6,707	48,622,821	3,904,022	5,717,283

End of period		$74,756,502	80,882,572	141,446	13,805,114	94,184,981	7,687	45,227,254	4,395,069	5,398,520

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2016

		The Dreyfus Socially Responsible Growth Fund, Inc.	Fidelity Variable Insurance Products Funds						Franklin Templeton Variable Insurance Products Trust
		Dreyfus Socially Responsible Growth SC	Fidelity VIP Asset Manager	Fidelity VIP Contrafund	Fidelity VIP Equity Income	Fidelity VIP Growth	Fidelity VIP Index 500	Fidelity VIP Index 500—SC	Franklin Mutual Global Discovery VIP Fund CL 2	Franklin Mutual Shares VIP Fund CL 2
		1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016
OPERATIONS

Net investment income (loss)	$	(27)	2,765	(315,035)	192,115	(314,157)	91,549	(4,676)	57,240	27,348

Net realized gain (loss) on investments		353	290,160	6,596,689	672,988	4,396,235	3,134,336	192,181	1,253,578	495,997

Change in unrealized appreciation (depreciation) of investments		(48)	(244,687)	(2,420,364)	2,404,001	(4,266,945)	2,858,530	48,457	457,387	67,627

Net increase (decrease) in contract owners’ equity resulting from operations		278	48,238	3,861,290	3,269,104	(184,867)	6,084,415	235,962	1,768,205	590,972

CONTRACT OWNERS’ EQUITY TRANSACTIONS

Proceeds from sales		-	22,608	1,132,723	218,645	347,065	936,768	24,033	406,299	108,540

Net transfer (to) from affiliate and subaccounts		55	(17,033)	(521,501)	(676,910)	(1,091,709)	825,593	(20,630)	(840,606)	(79,620)

Payments for redemptions		-	(501,152)	(5,806,878)	(2,277,590)	(2,010,597)	(5,344,782)	(242,277)	(1,517,837)	(401,815)

Guaranteed retirement income benefit, maintenance fees,and other fees		-	-	-	-	-	-	-	-	-

Annuity payout reserve adjustment		-	-	2,924	489	323	1,337	-	(14)	-

Net increase (decrease) from contract owners’ equity transactions		55	(495,577)	(5,192,732)	(2,735,366)	(2,754,918)	(3,581,084)	(238,874)	(1,952,158)	(372,895)

Total increase (decrease) in contract owners’ equity		333	(447,339)	(1,331,442)	533,738	(2,939,785)	2,503,331	(2,912)	(183,953)	218,077

CONTRACT OWNERS’ EQUITY

Beginning of period		3,377	3,707,930	63,222,825	21,591,117	26,114,065	61,920,584	2,512,292	18,097,445	4,328,375

End of period		$3,710	3,260,591	61,891,383	22,124,855	23,174,280	64,423,915	2,509,380	17,913,492	4,546,452

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2016

	Franklin Templeton Variable Insurance Products Trust					Invesco Variable Insurance Funds
	Franklin Rising Dividends VIP Fund CL 2	Franklin Small Cap Value VIP Fund CL 2	Franklin Strategic Income VIP Fund CL 2	Franklin U.S. Government Securities VIP Fund CL 2	Templeton Developing Markets VIP Fund CL 2	Invesco V.I. Diversified Dividend Fund Series I	Invesco V.I. Global Health Care Fund Series I	Invesco V.I. Global Real Estate Fund Series I	Invesco V.I. Managed Volatility Fund Series I
	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016
OPERATIONS

Net investment income (loss)	$5,542	(27,306)	179,934	19,186	(14,023)	1,803	(40,939)	10,475	66,457

Net realized gain (loss) on investments	1,237,432	970,984	(389,730)	(57,957)	(209,762)	157,501	431,812	265,182	(1,855,208)

Change in unrealized appreciation (depreciation) of investments	(220,658)	377,463	678,307	35,704	601,853	(18,301)	(858,163)	(238,191)	2,932,221

Net increase (decrease) in contract owners’ equity resulting from operations	1,022,316	1,321,141	468,511	(3,067)	378,068	141,003	(467,290)	37,466	1,143,470

CONTRACT OWNERS’ EQUITY TRANSACTIONS

Proceeds from sales	241,238	102,818	204,991	23,056	75,024	9,603	63,271	100,439	91,954

Net transfer (to) from affiliate and subaccounts	(82,410)	(112,341)	(2,172,917)	(441,078)	61,582	433,106	(729,204)	(43,992)	(441,203)

Payments for redemptions	(748,563)	(531,399)	(747,803)	(349,417)	(224,763)	(206,229)	(487,309)	(532,497)	(2,375,220)

Guaranteed retirement income benefit, maintenance fees, and other fees	-	-	-	-	(3)	-	-	-	(26,680)

Annuity payout reserve adjustment	242	-	28	-	321	-	-	-	-

Net increase (decrease) from contract owners’ equity transactions	(589,493)	(540,922)	(2,715,701)	(767,439)	(87,839)	236,480	(1,153,242)	(476,050)	(2,751,149)

Total increase (decrease) in contract owners’ equity	432,823	780,219	(2,247,190)	(770,506)	290,229	377,483	(1,620,532)	(438,584)	(1,607,679)

CONTRACT OWNERS’ EQUITY

Beginning of period	7,385,721	4,986,595	7,968,869	2,282,905	2,503,992	945,162	3,916,939	4,978,667	16,426,180

End of period	$7,818,544	5,766,814	5,721,679	1,512,399	2,794,221	1,322,645	2,296,407	4,540,083	14,818,501

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2016

	Janus Aspen Series						JPMorgan Insurance Trust
	Janus Aspen Balanced Portfolio I-S	Janus Aspen Enterprise Portfolio I- S	Janus Aspen Forty Portfolio I-S	Janus Aspen Global Research Portfolio I-S	Janus Aspen Janus Portfolio I-S	Janus Aspen Perkins Mid Cap Value Portfolio	JPMorgan Insurance Trust Core Bond	JPMorgan Insurance Trust Intrepid MidCap	JPMorgan Insurance Trust Mid Cap Value
	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016
OPERATIONS

Net investment income (loss)	$569,439	(556,924)	(3,342)	(88,005)	(207,095)	(17,840)	7,053	(19,327)	(30,862)

Net realized gain (loss) on investments	1,479,083	7,302,073	102,884	2,168,687	3,111,881	587,890	(1,513)	622,484	789,959

Change in unrealized appreciation (depreciation) of investments	(104,389)	(1,833,733)	(117,989)	(1,908,037)	(3,162,206)	30,114	(1,908)	(245,352)	107,871

Net increase (decrease) in contract owners’ equity resulting from operations	1,944,133	4,911,416	(18,447)	172,645	(257,420)	600,164	3,632	357,805	866,968

CONTRACT OWNERS’ EQUITY TRANSACTIONS

Proceeds from sales	1,561,315	480,361	-	468,607	303,589	59,674	5,480	45,657	55,202

Net transfer (to) from affiliate and subaccounts	(1,681,051)	(805,472)	1,670	(1,359,890)	(636,322)	(107,412)	2,985	(387,481)	(161,268)

Payments for redemptions	(6,223,608)	(3,821,008)	(538,441)	(2,899,048)	(2,164,597)	(429,822)	(20,289)	(168,369)	(785,584)

Guaranteed retirement income benefit, maintenance fees, and other fees	-	-	(117)	-	-	-	-	-	-

Annuity payout reserve adjustment	6,466	1,214	-	(321)	920	-	-	-	-

Net increase (decrease) from contract owners’ equity transactions	(6,336,878)	(4,144,905)	(536,888)	(3,790,652)	(2,496,410)	(477,560)	(11,824)	(510,193)	(891,650)

Total increase (decrease) in contract owners’ equity	(4,392,745)	766,511	(555,335)	(3,618,007)	(2,753,830)	122,604	(8,192)	(152,388)	(24,682)

CONTRACT OWNERS’ EQUITY

Beginning of period	67,965,736	46,570,350	837,877	36,523,525	27,415,937	3,866,528	575,000	3,604,585	7,076,406

End of period	$63,572,991	47,336,861	282,542	32,905,518	24,662,107	3,989,132	566,808	3,452,197	7,051,724

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2016

		JPMorgan Insurance Trust		Oppenheimer Variable Account Funds						PIMCO Variable Insurance Trust
		JPMorgan Insurance Trust Small Cap Core	JPMorgan Insurance Trust US Equity	Oppenheimer Capital Appreciation	Oppenheimer Discovery Mid Cap Growth Fund S-S	Oppenheimer Global Fund S-S	Oppenheimer Global Strategic Income VA	Oppenheimer Main Street	Oppenheimer Main Street Small Cap Fund S-S	PIMCO Foreign Bond
		1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016
OPERATIONS

Net investment income (loss)	$	(34,789)	(2,790)	(21,010)	(16,189)	(96,858)	156,942	(20,677)	(79,527)	(10)

Net realized gain (loss) on investments		730,292	106,619	289,616	199,074	1,197,568	(116,066)	725,107	744,378	586

Change in unrealized appreciation (depreciation) of investments		34,187	(20,128)	(352,155)	(170,450)	(1,429,178)	175,270	(310,770)	447,766	221

Net increase (decrease) in contract owners’ equity resulting from operations		729,690	83,701	(83,549)	12,435	(328,468)	216,146	393,660	1,112,617	797

CONTRACT OWNERS’ EQUITY TRANSACTIONS

Proceeds from sales		70,790	22,230	39,991	19,765	431,415	160,204	93,160	235,691	-

Net transfer (to) from affiliate and subaccounts		(304,694)	(111,053)	(243,015)	(62,282)	(1,069,941)	(302,400)	(144,859)	57,659	(2,064)

Payments for redemptions		(406,748)	(270,366)	(204,807)	(212,502)	(1,412,024)	(405,575)	(462,356)	(842,601)	(6,329)

Guaranteed retirement income benefit, maintenance fees, and other fees		-	-	-	-	-	-	-	-	(6)

Annuity payout reserve adjustment		215	-	-	-	-	-	-	-	-

Net increase (decrease) from contract owners’ equity transactions		(640,437)	(359,189)	(407,831)	(255,019)	(2,050,550)	(547,771)	(514,055)	(549,251)	(8,399)

Total increase (decrease) in contract owners’ equity		89,253	(275,488)	(491,380)	(242,584)	(2,379,018)	(331,625)	(120,395)	563,366	(7,602)

CONTRACT OWNERS’ EQUITY

Beginning of period		4,570,125	1,083,531	2,012,838	1,339,536	19,305,581	4,654,940	4,390,159	7,276,471	22,611

End of period	$	4,659,378	808,043	1,521,458	1,096,952	16,926,563	4,323,315	4,269,764	7,839,837	15,009

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account

Statement of Changes in Contract Owners’ Equity

For the year ended December 31, 2016

		PIMCO Variable Insurance Trust	Voya Global Resources Trust	Voya Investors Trust
		PIMCO Low Duration	Voya Global Equity Portfolio	VY JPMorgan Emerging Markets Equity Portfolio Class I
		1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016	1/1/2016 to 12/31/2016
OPERATIONS

Net investment income (loss)	$	27	46,639	4,261

Net realized gain (loss) on investments		452	(56,154)	(305,369)

Change in unrealized appreciation (depreciation) of investments		(480)	157,461	772,220

Net increase (decrease) in contract owners’ equity resulting from operations		(1)	147,946	471,112

CONTRACT OWNERS’ EQUITY TRANSACTIONS

Proceeds from sales		-	83,464	37,971

Net transfer (to) from affiliate and subaccounts		(1,021)	(65,483)	(71,025)

Payments for redemptions		(6,670)	(562,207)	(746,167)

Guaranteed retirement income benefit, maintenance fees, and other fees		(21)	-	-

Annuity payout reserve adjustment		-	136	492

Net increase (decrease) from contract owners’ equity transactions		(7,712)	(544,090)	(778,729)

Total increase (decrease) in contract owners’ equity		(7,713)	(396,144)	(307,617)

CONTRACT OWNERS’ EQUITY

Beginning of period		43,931	-	3,882,156

End of period	$	36,218	3,427,192	3,882,156

See accompanying notes to financial statements

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(1) Organization:

ZALICO Variable Annuity Separate Account (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Zurich American Life Insurance Company (“ZALICO” or the “Company”). ZALICO is a stock life insurance company founded in 1947. The Company is incorporated under the insurance laws of the State of Illinois and is licensed in the District of Columbia and all states, with the exception of New York.

The Company is a wholly owned subsidiary of Zurich American Corporation (“Zurich”), a non-operating holding company. Zurich is a direct, wholly owned subsidiary of Zurich Holding Company of America, Inc. (“ZHCA”). ZHCA is an indirect, wholly owned subsidiary of Zurich Insurance Group Ltd ( “ZIG” or “Parent”).

ZALICO has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940. The Separate Account follows the accounting guidance in Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies.”

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from ZALICO’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business ZALICO may conduct.

The Separate Account is used to fund contracts or certificates (collectively referred to as “Contracts”) for Zurich Advantage III periodic and flexible payment variable annuity contracts (“Zurich Advantage III”), Zurich Passport individual and group variable, fixed and market value adjusted deferred annuity contracts (“Zurich Passport”), Scudder Destinations individual and group variable, fixed and market value adjusted deferred annuity contracts (“Scudder Destinations”), Farmers Variable Annuity I individual and group variable, fixed and market value adjusted deferred annuity contracts (“Farmers Variable Annuity I”), Zurich Preferred individual and group variable and market value adjusted deferred annuity contracts (“Zurich Preferred”), Zurich Preferred Plus individual and group variable and market value adjusted deferred annuity contracts (“Zurich Preferred Plus”), Zurich ZS4 individual and group variable and market value adjusted deferred annuity contracts (“Zurich ZS4”) and Zurich Archway individual and group variable and market value adjusted deferred annuity contracts (“Zurich Archway”). The Separate Account is divided into a total of eighty-two subaccounts with various subaccount options available to contract owners depending upon their respective Contracts as of December 31, 2017. As of December 31, 2017, assets were invested in seventy-three of the subaccount options.

The Zurich Advantage III contracts have fifty-two subaccount options available to contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Alger Portfolios, the American Century Variable Portfolios, Inc., the Deutsche Variable Series I, the Deutsche Variable Series II, the Dreyfus Investment Portfolios, the Dreyfus Sustainable U.S. Equity Fund, Inc., the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the Invesco Variable Insurance Funds, the Janus Henderson Series, the JPMorgan Insurance Trust, the Oppenheimer Variable Account Funds, the Voya Global Resources Trust and the Voya Investors Trust, all of which are open-end management investment companies.

The Zurich Passport contracts have twelve subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Deutsche Variable Series II, an open-end management investment company.

The Scudder Destinations contracts have twenty-one subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Alger Portfolios, the Deutsche Variable Series I, the Deutsche Variable Series II, the Deutsche Investments VIT Funds, the Dreyfus Investment Portfolios, the Dreyfus Sustainable U.S. Equity Fund, Inc., and the Invesco Variable Insurance Funds, all of which are open-end management investment companies.

The Zurich Preferred and Zurich Preferred Plus contracts have forty-seven subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Alger Portfolios, the American Century Variable Portfolios, Inc., the Deutsche Variable Series I, the Deutsche Variable Series II, the Dreyfus Investment Portfolios, the Dreyfus Sustainable U.S. Equity Fund, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the Invesco Variable Insurance Funds, the Janus Henderson Series, the JPMorgan Insurance Trust and the Oppenheimer Variable Account Funds, all of which are open-end management investment companies.

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(1) Organization:

The Farmers Variable Annuity I contracts have twelve subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Deutsche Variable Series I, the Deutsche Variable Series II, the Franklin Templeton Variable Insurance Products Trust, the Janus Henderson Series and the PIMCO Variable Insurance Trust, all of which are open-end management investment companies.

The Zurich ZS4 contracts have twenty subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Alger Portfolios, the Deutsche Variable Series I, the Deutsche Variable Series II, the Deutsche Investments VIT Funds, the Dreyfus Investment Portfolios, the Dreyfus Sustainable U.S. Equity Fund, and the Invesco Variable Insurance Funds, all of which are open-end management investment companies.

The Zurich Archway contracts have forty-five subaccount options available to the contract owners and each subaccount invests exclusively in the shares of a corresponding portfolio in the Alger Portfolios, the American Century Variable Portfolios, Inc., the Deutsche Variable Series I, the Deutsche Variable Series II, the Dreyfus Investment Portfolios, the Dreyfus Sustainable U.S. Equity Fund, the Fidelity Variable Insurance Products Fund, the Franklin Templeton Variable Insurance Products Trust, the Invesco Variable Insurance Funds, the Janus Henderson Series, the JPMorgan Insurance Trust and the Oppenheimer Variable Account Funds, all of which are open-end management investment companies.

In September 2015, the Company announced a Buy Back Offer concerning the Scudder DESTINATIONS and Farmers VA I variable annuity contracts. When accepting the Buy Back Offer, contract holders could choose to surrender the contract for a Buy Back amount that consisted of a cash distribution of contract value plus an enhancement amount, or contract owners could choose to use the Buy Back amount to exchange their contracts for another company’s annuity product or for some other eligibile investment. Acceptance of the Buy Back Offer was free of surrender charge. The Buy Back Offer was made in three offering periods: September 14, 2015 through December 11, 2015; January 4, 2016 through January 31, 2016; and July 3, 2017 through November 30, 2017.

As of December 31, 2017, the Separate Account was comprised of eighty-two available subaccounts as follows:

Alger Balanced	Deutsche Small Mid Cap Value VIP B
Alger Capital Appreciation	Deutsche Multisector Income VIP A (13)
Alger Capital Appreciation S (b)	Dreyfus I.P. Mid Cap Stock A
Alger Large Cap Growth I-2	Dreyfus I.P. Mid Cap Stock SC
Alger Mid Cap Growth I-2	Dreyfus Sustainable U.S. Equity Portfolio I-S (4)
Alger Mid Cap Growth S (a)	Dreyfus Sustainable U.S. Equity Portfolio S-S (5)
Alger Small Cap Growth I-2	Fidelity VIP Asset Manager
American Century VP Income & Growth	Fidelity VIP Contrafund
American Century VP Income & Growth II (a)	Fidelity VIP Contrafund - Service 2 (a)
American Century VP Value	Fidelity VIP Equity Income
American Century VP Value II (a)	Fidelity VIP Equity Income - Service 2 (a)
Deutsche Bond VIP A	Fidelity VIP Growth
Deutsche Capital Growth VIP A	Fidelity VIP Index 500
Deutsche Capital Growth VIP B	Fidelity VIP Index 500 - SC
Deutsche Core Equity VIP A	Franklin Mutual Global Discovery VIP Fund CL 2
Deutsche Core Equity VIP B	Franklin Mutual Shares VIP Fund CL 2
Deutsche CROCI® International VIP A	Franklin Rising Dividends VIP Fund CL 2
Deutsche CROCI® International VIP B	Franklin Small Cap Value VIP Fund CL 2
Deutsche Equity 500 Index VIP A	Franklin Strategic Income VIP Fund CL 2
Deutsche Equity 500 Index VIP B2	Franklin U.S. Government Securities VIP Fund CL 2
Deutsche Global Equity VIP A	Invesco V.I. Diversified Dividend Fund Series I
Deutsche International Growth VIP A (1)	Invesco V.I. Global Health Care Fund Series I
Deutsche International Growth VIP B (2)	Invesco V.I. Global Real Estate Fund Series I
Deutsche Global Income Builder VIP A	Invesco V.I. Managed Volatility Fund Series I
Deutsche Global Small Cap VIP A	Janus Henderson Balanced Portfolio I-S (9)
Deutsche Global Small Cap VIP B (a)	Janus Henderson Enterprise Portfolio I-S (7)

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(1) Organization:

Deutsche Government & Agency Securities VIP A	Janus Henderson Forty Portfolio I-S (12)
Deutsche Government & Agency Securities VIP B	Janus Henderson Global Research Portfolio I-S (8)
Deutsche Government Money Market VIP A (b)	Janus Henderson Global Research Portfolio S-S (11)(a)
Deutsche High Income VIP A	Janus Henderson Research Portfolio I-S (6)
Deutsche High Income VIP B	Janus Henderson Mid Cap Value Portfolio S-S (10)
Deutsche CROCI® U.S. VIP A (14)	JPMorgan Insurance Trust Core Bond
Deutsche CROCI® U.S. VIP B (3)	JPMorgan Insurance Trust Intrepid MidCap (c)
Deutsche Small Mid Cap Growth VIP A	JPMorgan Insurance Trust Mid Cap Value
Deutsche Small Mid Cap Value VIP A	JPMorgan Insurance Trust Small Cap Core
JPMorgan Insurance Trust US Equity	Oppenheimer Main Street Small Cap Fund S-S
Oppenheimer Capital Appreciation	PIMCO Foreign Bond
Oppenheimer Discovery Mid Cap Growth Fund S-S	PIMCO Low Duration
Oppenheimer Global Fund S-S	Templeton Developing Markets VIP Fund CL 2
Oppenheimer Global Strategic Income VA	Voya Global Equity Portfolio
Oppenheimer Main Street	VY JPMorgan Emerging Markets Equity Portfolio Class I

(a)	Subaccount available for investment; however, no investment activity in 2017 or 2016.

(b)	Subaccount available for investment; however, no activity in 2017.

(c)	Subaccount ceased operations during 2017.

(1)	Effective October 2, 2017 name changed from Deutsche Global Growth VIP A.

(2)	Effective October 2, 2017 name changed from Deutsche Global Growth VIP B.

(3)	Effective May 1, 2017 name changed from Deutsche Large Cap Value VIP B.

(4)	Effective May 1, 2017 name changed from Dreyfus Socially Responsible Growth Fund.

(5)	Effective May 1, 2017 name changed from Dreyfus Socially Responsible Growth Fund SC.

(6)	Effective June 5, 2017 name changed from Janus Aspen Janus Portfolio I-S.

(7)	Effective June 5, 2017 name changed from Janus Aspen Enterprise Portfolio I-S.

(8)	Effective June 5, 2017 name changed from Janus Aspen Global Research Portfolio I-S.

(9)	Effective June 5, 2017 name changed from Janus Aspen Balance Portfolio.

(10)	Effective June 5, 2017 name changed from Janus Aspen Perkins Mid Cap Value Portfolio.

(11)	Effective June 5, 2017 name changed from Janus Aspen Global Research Portfolio.

(12)	Effective June 5, 2017 name changed from Janus Aspen Forty Portfolio.

(13)	Effective October 2, 2017 name changed from Deutsche Unconstrained Income VIP.

(14)	Effective May 1, 2017 name changed from Deutsche Large Cap Value VIP A.

Contract owners may allocate some or all of net purchase payments or transfer some or all of the contract value to the Fixed Account Option, which is part of ZALICO’s General Account. The assets of ZALICO’s General Account support its insurance and annuity obligations and are subject to ZALICO’s general liabilities from its business operations.

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ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(2) Significant Accounting Policies:

Investments

Investments are made in the various portfolios in accordance with selections made by the contract owners. The Separate Account’s assets are the property of ZALICO for the benefit of contract owners and are segregated from ZALICO’s other assets. Such investments are made at the net asset value per share, reported by the respective portfolios.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded as income on the ex-dividend date and is reinvested in additional shares of the portfolio. Realized gains and losses from sales of investment shares are reported on a first in, first out (FIFO) cost basis. Capital gain distributions are included in realized gains (losses) on investments.

Accumulation unit valuation

On each day the New York Stock Exchange (the “Exchange”) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (CST) or the close of the Exchange by dividing the total value of each subaccount’s investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective subaccount.

Federal income taxes

The results of the operations of the Separate Account are included in the federal income tax return of ZALICO. Under the provisions of the contracts, ZALICO has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2017. Management will periodically review the contract in the event of changes in tax law. Accordingly, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Net transfers (to) from affiliate or subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owners’ interest to or from another eligible subaccount or to the general account of ZALICO.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of the available open-end management investment companies, each of which bears exposure to the market, credit, and liquidity risks of the underlying portfolio in which it invests. Generally, all investments are exposed to various risks, such as interest rate, market and credit risks. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the Statement of Assets, Liabilities and Contract Owners’ Equity and the amounts reported in the Statement of Changes in Contract Owners’ Equity. Accordingly, these financial statements should be read in conjunction with the financial statements of the underlying open-end management investment companies identified in Note 1.

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(2) Significant Accounting Policies:

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the 1983a Individual Annuitant Mortality Table with projections. Unless the annuitant elects otherwise, the assumed investment return is 2.5% for most products (i.e. Destinations, Farmers Variable Annuity, Archway, ZS4, Preferred, Preferred Plus, most Advantage III policies), or 4.0% for Passport and some Advantage III contracts. The mortality risk is fully borne by ZALICO and may result in additional amounts being transferred into the Separate Account by ZALICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Fair Value Measurements

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosure Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy, as outlined under the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of level 3 assets is not required. In addition, no other financial assets or assets valued on a non-recurring basis are recorded in the Separate Account.

Financial assets and liabilities recorded at fair value on the Statement of Assets, Liabilities and Contract Owners’ Equity are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets.

b)	Quoted prices for identical or similar assets or liabilities in non-active markets.

c)	Inputs other than quoted market prices that are observable.

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•	Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosure Topic reflect market participation assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-end management investment companies. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the investment companies. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(3) Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2017, are as follows:

	Purchases	Sales
The Alger Portfolios:
Alger Balanced	$1,374,654	$8,055,937
Alger Capital Appreciation	3,903,005	34,970,657
Alger Capital Appreciation S	-	-
Alger Large Cap Growth I-2	1,526,444	1,668,564
Alger Mid Cap Growth I-2	954,959	1,287,060
Alger Small Cap Growth I-2	464,552	1,272,308

American Century Variable Portfolios, Inc.:
American Century VP Income & Growth	$929,616	$1,925,802
American Century VP Value	1,116,724	2,741,286

Deutsche Variable Series I:
Deutsche Bond VIP A	$2,346,987	$8,676,764
Deutsche Capital Growth VIP A	17,671,156	60,928,630
Deutsche Capital Growth VIP B	14,564	7,421
Deutsche Core Equity VIP A	5,739,177	19,834,632
Deutsche Core Equity VIP B	10,041	1,190
Deutsche CROCI® International VIP A	3,800,168	9,683,477
Deutsche CROCI® International VIP B	2,146	616
Deutsche Global Small Cap VIP A	3,407,490	13,743,134

Deutsche Variable Series II:
Deutsche Global Equity VIP A	$912,213	$9,808,855
Deutsche International Growth VIP A	1,254,423	7,268,010
Deutsche International Growth VIP B	4,712	802
Deutsche Global Income Builder VIP A	4,132,818	19,626,513
Deutsche Government & Agency Securities VIP A	2,388,510	10,640,572
Deutsche Government & Agency Securities VIP B	10,668	8,033
Deutsche Government Money Market Portfolio A	21,054,782	27,498,757
Deutsche High Income VIP A	5,927,520	15,398,730
Deutsche High Income VIP B	1,019	2,163
Deutsche CROCI® U.S. VIP	2,570,083	41,137,269
Deutsche CROCI® U.S. VIP B	2,015	6,920
Deutsche Small Mid Cap Growth VIP A	4,875,333	30,637,913
Deutsche Small Mid Cap Value VIP A	3,132,868	27,869,361
Deutsche Small Mid Cap Value VIP B	3,529	9,402
Deutsche Multi Sector Income VIP A	575,551	5,877,063

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(3) Purchases and Sales of Investments:

	Purchases	Sales
Deutsche Investments VIT Funds:
Deutsche Equity 500 Index VIP A	$9,151,556	$43,092,254
Deutsche Equity 500 Index VIP B2	838	125

Dreyfus Investment Portfolios:
Dreyfus I.P. Mid Cap Stock A	$1,393,480	$19,097,593
Dreyfus I.P. Mid Cap Stock SC	771,944	736,664

Dreyfus Sustainable U.S. Equity Fund.:
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. I-S	$652,866	$1,558,551
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. S-S	350	69

Fidelity Variable Insurance Products Funds:
Fidelity VIP Asset Manager	$572,959	$375,995
Fidelity VIP Contrafund	6,101,146	8,796,776
Fidelity VIP Equity Income	1,641,658	3,708,183
Fidelity VIP Growth	2,978,509	3,923,896
Fidelity VIP Index 500	3,429,443	8,215,465
Fidelity VIP Index 500 - SC	67,457	623,299

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Global Discovery VIP Fund CL 2	$1,894,263	$2,656,246
Franklin Mutual Shares VIP Fund CL 2	588,264	1,188,502
Franklin Rising Dividends VIP Fund CL 2	692,893	1,769,727
Franklin Small Cap Value VIP Fund CL 2	890,523	1,421,168
Franklin Strategic Income VIP Fund CL 2	925,740	1,515,044
Franklin U.S. Government Securities VIP Fund CL 2	337,981	394,210
Templeton Developing Markets VIP Fund CL 2	401,864	566,962

Invesco Variable Insurance Funds:
Invesco V.I. Diversified Dividend Fund Series I	$122,674	$406,021
Invesco V.I. Global Health Care Fund Series I	420,897	781,570
Invesco V.I. Global Real Estate Fund Series I	532,868	879,774
Invesco V.I. Managed Volatility Fund Series I	831,849	6,238,594

Janus Henderson Series:
Janus Henderson Balanced Portfolio I-S	$3,121,921	$8,801,729
Janus Henderson Enterprise Portfolio I-S	5,368,291	7,236,347
Janus Henderson Forty Portfolio I-S	17,352	13,567
Janus Henderson Global Research Portfolio I-S	453,135	5,008,619
Janus Henderson Research Portfolio I-S	696,605	3,960,573
Janus Henderson Mid Cap Value Portfolio S-S	645,009	660,616

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(3) Purchases and Sales of Investments:

	Purchases	Sales
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond	$49,654	$286,462
JPMorgan Insurance Trust Intrepid MidCap	152,855	3,771,393
JPMorgan Insurance Trust Mid Cap Value	881,369	2,163,019
JPMorgan Insurance Trust Small Cap Core	317,042	934,908
JPMorgan Insurance Trust US Equity	337,063	244,539

Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation	$279,604	$328,926
Oppenheimer Discovery Mid Cap Growth Fund S-S	275,461	205,017
Oppenheimer Global Fund S-S	974,134	3,200,569
Oppenheimer Global Strategic Income VA	384,706	955,918
Oppenheimer Main Street	385,342	1,026,841
Oppenheimer Main Street Small Cap Fund S-S	1,372,582	1,413,393

PIMCO Variable Insurance Trust:
PIMCO Foreign Bond (USD-Hedged) ADM	$926	$1,028
PIMCO Low Duration ADM	815	779

Voya Global Resources Trust:
Voya Global Equity Portfolio	$238,078	$645,911

Voya Investors Trust:
VY JPMorgan Emerging Markets Equity Portfolio Class I	$217,897	$574,855

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ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(4) Expenses and Related Party Transactions:

The following is a summary of Separate Account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Contract Charges	Range
Mortality and Expense Risk Charge
Each Subaccount is assessed a daily asset charge for mortality and expense risks through a reduction in unit values. The mortality and expense risk charge covers certain insurance benefits available under the contracts and certain expenses the Company expects to incur. It also covers the risk that charges will not be sufficient to cover costs associated with the contracts and to provide contractual benefits.	0-1.25%
Administration Charge
Each Subaccount is assessed a daily administration charge through a reduction in unit values. This charge reimburses the Company for expenses incurred for administering the Contracts. These expenses include Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administrative charge covers the average anticipated administrative expenses incurred while the Contracts are in force.	0-.50%
Records Maintenance Charge
An annual Records Maintenance Charge is assessed during the Accumulation Period through the redemption of units and is assessed equally among all Subaccounts in which the Contract Holder has an interest. The charge is assessed at the end of each Contract year, on Contract surrender and upon annuitization. However, the Separate Account does not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date. This charge reimburses the Separate Account for the expenses of establishing and maintaining Contract records.	0-$30
Withdrawal Charge
Withdrawal Charges are applicable only during the first seven Contribution Years following each purchase payment. When a withdrawal is requested in good order, and a Withdrawal Charge applies, the Contract Value is reduced by the amount of the Withdrawal Charge through the redemption of units. This charge is subject to certain exceptions. The Withdrawal Charge compensates the Company for Contract distribution expenses, which include the payment of commissions and other promotion and acquisition expenses.	0-8%
Optional Benefit Fees
Optional benefits may be elected by contract holders. These benefits include death benefits and living benefits through the purchase of riders, such as Guaranteed Retirement Income Benefit Rider (“GRIB”), Earnings Based Death Benefit Rider (“EBDB”), Safeguard Enhanced Death Benefit Rider and/or Safeguard Plus Enhanced Death Benefit Rider. The fees for such benefits are assessed through a reduction in unit values. These fees are calculated on an “Asset Base” basis.	0.15-0.75%
Transfer Charge
The Company currently allows unlimited transfers without charge. The Company reserves the right to assess a transfer fee for the thirteenth and each subsequent transfer during a Contract Year. The charge would be assessed through the redemption of units.	0-$25
Investment Management Fees and other expenses
In some cases, the value of the net assets of each Subaccount is reduced by the Investment Management, 12b-1 fees and service fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. These fees and expenses are paid indirectly by the Contract Holder through the reduction of unit values.	0.10-1.42%
Redemption Fees

A Fund or Portfolio may assess a redemption fee on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Fund or Portfolio and is not retained by the Company. The redemption fee is deducted from the Contract Value through the redemption of units

0-2%
Applicable State Premium Taxes
Certain state and local governments impose a premium tax on Purchase Payments which, depending on the state, is paid by the Company at the time a Purchase Payment is received from the Contract Holder or at the time the Contract is annuitized. If the Contract Holder lives in a state where premium taxes are paid at the time a Purchase Payment is received, the Company reserves the right to deduct the amount of the premium tax payable from the Contract Value at the time the Purchase Payment is received. If the Contract Holder lives in a state where premium taxes are paid at time of annuitization, the amount of the premium tax payable will be deducted from the Contract Value.	0-3.5%

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(4) Expenses and Related Party Transactions:

Related Party Transactions

Policy loans are also provided for under the terms of the policy. The minimum amount of the loan under Advantage III, Preferred and Preferred Plus policies is $1,000 and the contract must have at least $1,500 value. The minimum amount of loan under Archway and ZS4 policies is $1,000 and is limited to 80% of the policy value, less applicable surrender charges. The minimum amount of loan under Destination policies is $1,000 and maximum loan amount available is 50% of contract value or $50,000 whichever is lesser. Farmers VA and Passport policies do not have loan privileges. Interest is assessed against a policy loan under the terms of the Policy. The balance of loans outstanding as of December 31, 2017, was $4,135,258. Policy loans are carried in the ZALICO general account.

Investment Distributors, Inc., a wholly-owned subsidiary of Protective Life Insurance Company, is the principal underwriter for the Separate Account with the exception of the Scudder Destinations and Farmers Variable Annuity I contracts. BFP Securities LLC, an affiliate of the Company, is also the primary wholesaling distributor of the Company’s BOLI products.

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ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(5) Changes in Units Outstanding:

The changes in units outstanding for the years ended December 31, 2017 and 2016 were as follows:

	Units Issued	Units Redeemed	Net Increase / (Decrease)
The Alger Portfolios:
Alger Balanced
2017	81,101	458,110	(377,009)
2016	147,519	391,431	(243,912)
Alger Capital Appreciation
2017	175,001	1,447,649	(1,272,648)
2016	170,221	979,926	(809,705)
Alger Capital Appreciation S
2017	-	-	-
2016	-	133	(133)
Alger Large Cap Growth I-2
2017	9,582	18,797	(9,215)
2016	5,953	24,529	(18,576)
Alger Mid Cap Growth I-2
2017	20,533	27,715	(7,182)
2016	8,595	31,826	(23,231)
Alger Small Cap Growth I-2
2017	9,034	18,457	(9,423)
2016	6,425	21,524	(15,099)

American Century Variable Portfolios, Inc.:
American Century VP Income & Growth
2017	68,595	165,501	(96,906)
2016	95,332	127,100	(31,768)
American Century VP Value
2017	70,379	156,904	(86,525)
2016	71,618	150,398	(78,780)

Deutsche Variable Series I:
Deutsche Bond VIP A
2017	355,288	975,534	(620,246)
2016	485,090	806,957	(321,867)
Deutsche Capital Growth VIP A
2017	185,054	2,445,747	(2,260,693)
2016	183,842	2,385,066	(2,201,224)
Deutsche Capital Growth VIP B
2017	-	154	(154)
2016	0	249	(249)
Deutsche Core Equity VIP A
2017	107,537	1,021,177	(913,640)
2016	201,058	1,007,777	(806,719)

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(5) Changes in Units Outstanding:

	Units Issued	Units Redeemed	Net Increase / (Decrease)
Deutsche Core Equity VIP B
2017	157	1	156
2016	49	218	(169)
Deutsche CROCI® International VIP A
2017	320,322	969,499	(649,177)
2016	166,336	697,131	(530,795)
Deutsche CROCI® International VIP B
2017	-	1	(1)
2016	-	117	(117)
Deutsche Global Small Cap VIP A
2017	35,627	455,646	(420,019)
2016	66,934	457,756	(390,822)

Deutsche Variable Series II:
Deutsche Global Equity VIP A
2017	223,199	1,275,266	(1,052,067)
2016	273,992	1,193,242	(919,250)
Deutsche International Growth VIP A
2017	100,129	366,333	(266,204)
2016	46,584	331,535	(284,951)
Deutsche International Growth VIP B
2017	216	-	216
2016	42	-	42
Deutsche Global Income Builder VIP A
2017	257,803	1,835,697	(1,577,894)
2016	354,173	1,953,794	(1,599,621)
Deutsche Government & Agency Securities VIP A
2017	389,962	1,486,945	(1,096,983)
2016	293,849	1,811,529	(1,517,680)
Deutsche Government & Agency Securities VIP B
2017	687	529	158
2016	128	760	(632)
Deutsche Government Money Market Portfolio A
2017	4,562,459	5,531,301	(968,842)
2016	3,147,757	6,019,019	(2,871,262)
Deutsche High Income VIP A
2017	424,773	1,266,267	(841,494)
2016	747,182	1,427,270	(680,088)
Deutsche High Income VIP B
2017	14	94	(80)
2016	15	278	(263)

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(5) Changes in Units Outstanding:

	Units Issued	Units Redeemed	Net Increase / (Decrease)
Deutsche CROCI® U.S. VIP
2017	285,322	2,617,052	(2,331,730)
2016	520,985	2,931,758	(2,410,773)
Deutsche CROCI® U.S. VIP B
2017	25	244	(219)
2016	47	129	(82)
Deutsche Small Mid Cap Growth VIP A
2017	359,786	2,608,509	(2,248,723)
2016	312,696	2,231,034	(1,918,338)
Deutsche Small Mid Cap Value VIP A
2017	389,064	1,823,792	(1,434,728)
2016	308,798	1,513,839	(1,205,041)
Deutsche Small Mid Cap Value VIP B
2017	-	213	(213)
2016	0	643	(643)
Deutsche Multisector Income VIP A
2017	42,875	310,993	(268,118)
2016	32,091	300,619	(268,528)

Deutsche Investments VIT Funds:
Deutsche Equity 500 Index VIP A
2017	288,154	2,100,452	(1,812,298)
2016	567,522	864,149	(296,627)
Deutsche Equity 500 Index VIP B2
2017	17	1	16
2016	21	1	20

Dreyfus Investment Portfolios:
Dreyfus I.P. Mid Cap Stock A
2017	37,961	615,414	(577,453)
2016	127,408	463,894	(336,486)
Dreyfus I.P. Mid Cap Stock SC
2017	26,945	27,111	(166)
2016	14,529	15,962	(1,433)

The Dreyfus Socially Responsible Growth Fund, Inc:
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. I-S
2017	16,941	88,168	(71,227)
2016	34,832	79,236	(44,404)
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. S-S
2017	2	-	2
2016	3	-	3

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(5) Changes in Units Outstanding:

	Units Issued	Units Redeemed	Net Increase / (Decrease)

Fidelity Variable Insurance Products Funds:
Fidelity VIP Asset Manager
2017	5,338	10,116	(4,778)
2016	3,790	16,825	(13,035)
Fidelity VIP Contrafund
2017	63,256	139,480	(76,224)
2016	80,388	158,901	(78,513)
Fidelity VIP Equity Income
2017	26,474	67,646	(41,172)
2016	18,365	68,510	(50,145)
Fidelity VIP Growth
2017	18,976	43,111	(24,135)
2016	10,799	42,747	(31,948)
Fidelity VIP Index 500
2017	15,856	33,436	(17,580)
2016	18,410	32,915	(14,505)
Fidelity VIP Index 500 - SC
2017	500	2,526	(2,026)
2016	363	1,350	(987)

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Global Discovery VIP Fund CL 2
2017	44,708	100,788	(56,080)
2016	39,927	107,866	(67,939)
Franklin Mutual Shares VIP Fund CL 2
2017	24,455	57,909	(33,454)
2016	14,844	32,518	(17,674)
Franklin Rising Dividends VIP Fund CL 2
2017	25,060	74,117	(49,057)
2016	55,913	80,725	(24,812)
Franklin Small Cap Value VIP Fund CL 2
2017	17,382	41,504	(24,122)
2016	15,891	33,572	(17,681)
Franklin Strategic Income VIP Fund CL 2
2017	51,508	87,696	(36,188)
2016	42,807	193,352	(150,545)
Franklin U.S. Government Securities VIP Fund CL 2
2017	25,882	31,609	(5,727)
2016	13,000	71,973	(58,973)

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(5) Changes in Units Outstanding:

	Units Issued	Units Redeemed	Net Increase / (Decrease)
Templeton Developing Markets VIP Fund CL 2
2017	17,129	21,953	(4,824)
2016	20,526	25,030	(4,504)

Invesco Variable Insurance Funds:
Invesco V.I. Diversified Dividend Fund Series I
2017	6,553	31,985	(25,432)
2016	61,509	41,190	20,319
Invesco V.I. Global Health Care Fund Series I
2017	14,225	30,185	(15,960)
2016	13,725	58,161	(44,436)
Invesco V.I. Global Real Estate Fund Series I
2017	16,981	33,958	(16,977)
2016	14,421	31,289	(16,868)
Invesco V.I. Managed Volatility Fund Series I
2017	51,595	355,718	(304,123)
2016	69,769	252,413	(182,644)

Janus Aspen Series:
Janus Henderson Balanced Portfolio I-S
2017	68,590	158,792	(90,202)
2016	59,721	166,061	(106,340)
Janus Henderson Enterprise Portfolio I-S
2017	50,439	103,690	(53,251)
2016	24,447	82,663	(58,216)
Janus Henderson Forty Portfolio I-S
2017	-	330	(330)
2016	6	24,366	(24,360)
Janus Henderson Global Research Portfolio I-S
2017	24,997	115,782	(90,785)
2016	26,304	117,887	(91,583)
Janus Henderson Research Portfolio I-S
2017	28,991	97,124	(68,133)
2016	20,941	80,934	(59,993)
Janus Henderson Mid Cap Value Portfolio S-S
2017	16,596	20,487	(3,891)
2016	11,680	27,625	(15,945)

JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond
2017	6,151	22,883	(16,732)
2016	1,254	2,086	(832)

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(5) Changes in Units Outstanding:

	Units Issued	Units Redeemed	Net Increase / (Decrease)
JPMorgan Insurance Trust Intrepid MidCap
2017	7,792	139,265	(131,473)
2016	6,765	27,173	(20,408)
JPMorgan Insurance Trust Mid Cap Value
2017	28,544	82,098	(53,554)
2016	11,603	46,915	(35,312)
JPMorgan Insurance Trust Small Cap Core
2017	13,359	29,910	(16,551)
2016	8,607	29,644	(21,037)
JPMorgan Insurance Trust US Equity
2017	13,195	9,759	3,436
2016	3,006	18,741	(15,735)

Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation
2017	9,999	17,657	(7,658)
2016	8,393	29,064	(20,671)
Oppenheimer Discovery Mid Cap Growth Fund S-S
2017	6,370	8,038	(1,668)
2016	7,605	18,604	(10,999)
Oppenheimer Global Fund S-S
2017	48,184	111,740	(63,556)
2016	44,735	118,002	(73,267)
Oppenheimer Global Strategic Income VA
2017	30,825	65,709	(34,884)
2016	33,261	66,827	(33,566)
Oppenheimer Main Street
2017	18,922	45,275	(26,353)
2016	23,440	45,535	(22,095)
Oppenheimer Main Street Small Cap Fund S-S
2017	32,736	44,045	(11,309)
2016	27,828	45,062	(17,234)

PIMCO Variable Insurance Trust:
PIMCO Foreign Bond (USD-Hedged) ADM
2017	12	41	(29)
2016	1	433	(432)
PIMCO Low Duration ADM
2017	23	19	4
2016	14	524	(510)

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(5) Changes in Units Outstanding:

	Units Issued	Units Redeemed	Net Increase / (Decrease)

Voya Global Resources Trust:
Voya Global Equity Portfolio
2017	25,924	62,726	(36,802)
2016	23,278	75,626	(52,348)

Voya Investors Trust:
VY JPMorgan Emerging Markets Equity Portfolio Class I
2017	11,117	23,575	(12,458)
2016	13,807	50,688	(36,881)

The remainder of this page is intentionally left blank

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(6) Unit Values and Financial Highlights:

ZALICO sells a number of variable annuity products, as discussed in Note 1, that are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the contract owner’s account. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The following tables were developed by determining which products offered by ZALICO and funded by the Separate Account have the highest and lowest expense ratios. The summaries may not reflect or directly equate to the minimum and maximum charges offered by ZALICO, as contract owners may not have selected all available and applicable contract options. A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2017, were as follows.

	At December 31,				For the year ended December 31,
				Net Assets	Investment
	Units	Unit Fair Value		(1)	Income	Expense Ratio (3)		Total Return (4)
	(000s)	Lowest	Highest	(000s)	Ratio (2)	Lowest	Highest	Lowest	Highest
Alger Portfolios:
Alger Balanced
2017	919	$18.931	$18.931	$17,393	2.48%	1.40%	1.40%	13.85%	13.85%
2016	1,296	16.628	16.628	21,546	1.80%	1.40%	1.40%	7.01%	7.01%
2015	1,540	15.538	15.538	23,923	1.63%	1.40%	1.40%	0.07%	0.07%
2014	2,488	15.528	15.528	38,629	1.95%	1.40%	1.40%	7.92%	7.92%
2013	2,608	14.388	14.388	37,518	1.19%	1.40%	1.40%	13.69%	13.69%
Alger Capital Appreciation
2017	1,451	$27.318	$27.318	$39,626	0.13%	1.40%	1.40%	29.28%	29.28%
2016	2,723	21.131	21.131	57,545	0.16%	1.40%	1.40%	-0.88%	-0.88%
2015	3,533	21.320	21.320	75,321	0.08%	1.40%	1.40%	4.72%	4.72%
2014	4,503	20.358	20.358	91,667	0.10%	1.40%	1.40%	12.18%	12.18%
2013	4,512	18.147	18.147	81,888	0.37%	1.40%	1.40%	33.32%	33.32%
Alger Capital Appreciation S
2017	-	$39.392	$41.543	$-	N/A	1.70%	2.05%	28.12%	28.56%
2016	-	30.746	32.315	-	N/A	1.70%	2.05%	-1.79%	-1.45%
2015	-	31.306	32.790	4	N/A	1.70%	2.05%	3.79%	4.14%
2014	-	30.164	31.486	-	N/A	1.70%	2.05%	11.17%	11.55%
2013	-	27.134	28.225	-	N/A	1.70%	2.05%	32.08%	32.54%
Alger Large Cap Growth I-2
2017	95	$74.637	$114.945	$10,065	N/A	1.00%	2.25%	25.65%	27.20%
2016	104	59.402	90.368	8,732	N/A	1.00%	2.25%	-3.00%	-1.81%
2015	123	61.242	92.031	10,520	N/A	1.00%	2.25%	-0.52%	0.71%
2014	132	61.563	91.383	11,254	0.16%	1.00%	2.25%	8.55%	9.89%
2013	137	56.716	83.160	10,695	0.77%	1.00%	2.25%	32.11%	33.74%
Alger Mid Cap Growth I-2
2017	150	$56.460	$68.898	$9,663	N/A	1.00%	2.25%	26.94%	28.51%
2016	157	44.476	53.613	7,903	N/A	1.00%	2.25%	-1.24%	-0.02%
2015	180	45.035	53.625	9,114	N/A	1.00%	2.25%	-3.73%	-2.54%
2014	203	46.781	55.022	10,588	N/A	1.00%	2.25%	5.64%	6.94%
2013	229	44.285	51.451	11,163	0.33%	1.00%	2.25%	32.85%	34.50%

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(6) Unit Values and Financial Highlights:

	At December 31,				For the year ended December 31,
				Net Assets	Investment
	Units	Unit Fair Value		(1)	Income	Expense Ratio (3)		Total Return (4)
	(000s)	Lowest	Highest	(000s)	Ratio (2)	Lowest	Highest	Lowest	Highest
Alger Small Cap Growth I-2
2017	70	$43.615	$102.297	$6,205	N/A	1.00%	2.25%	25.91%	27.46%
2016	79	34.641	80.258	5,518	N/A	1.00%	2.25%	3.91%	5.19%
2015	94	33.338	76.298	6,281	N/A	1.00%	2.25%	-5.45%	-4.28%
2014	102	35.258	79.706	7,104	N/A	1.00%	2.25%	-1.77%	-0.56%
2013	121	35.894	80.153	8,462	N/A	1.00%	2.25%	31.31%	32.93%

American Century Variable Portfolios, Inc.:
American Century VP Income & Growth
2017	649	$13.270	$16.155	$9,922	2.30%	1.00%	2.25%	17.84%	19.30%
2016	746	11.261	13.542	9,579	2.36%	1.00%	2.25%	10.99%	12.36%
2015	778	10.145	12.052	8,924	2.09%	1.00%	2.25%	-7.70%	-6.56%
2014	822	10.991	12.897	10,126	2.00%	1.00%	2.25%	10.03%	11.39%
2013	922	9.989	11.578	10,249	2.23%	1.00%	2.25%	32.83%	34.48%
American Century VP Value
2017	637	$16.949	$21.682	$12,956	1.59%	1.00%	2.25%	6.36%	7.67%
2016	723	15.936	20.137	13,716	1.71%	1.00%	2.25%	17.84%	19.29%
2015	802	13.524	16.881	12,796	2.14%	1.00%	2.25%	-6.00%	-4.84%
2014	853	14.387	17.738	14,347	1.54%	1.00%	2.25%	10.59%	11.96%
2013	928	13.009	15.843	13,991	1.66%	1.00%	2.25%	28.83%	30.42%

Deutsche Variable Series I:
Deutsche Bond VIP A
2017	2,335	$1.718	$15.266	$22,245	2.65%	1.00%	2.25%	3.51%	4.79%
2016	2,955	1.644	14.627	27,724	4.87%	1.00%	2.25%	3.60%	4.88%
2015	3,277	1.571	14.001	29,736	3.47%	1.00%	2.25%	-2.49%	-1.28%
2014	4,924	1.595	14.239	48,091	3.50%	1.00%	2.25%	4.29%	5.58%
2013	5,270	1.515	13.540	48,791	3.70%	1.00%	2.25%	-5.16%	-3.99%
Deutsche Capital Growth VIP A
2017	5,400	$25.244	$54.342	$168,621	0.81%	1.00%	2.25%	23.53%	25.05%
2016	7,661	20.266	43.455	184,491	0.74%	1.00%	2.25%	1.96%	3.22%
2015	9,862	19.713	42.101	225,801	0.80%	1.00%	2.25%	6.23%	7.54%
2014	14,366	18.403	39.148	296,849	0.62%	1.00%	2.25%	10.49%	11.85%
2013	15,843	16.518	35.000	293,825	1.25%	1.00%	2.25%	31.68%	33.31%
Deutsche Capital Growth VIP B
2017	7	$28.674	$30.240	$197	0.47%	1.70%	2.05%	23.44%	23.87%
2016	7	23.229	24.413	163	0.50%	1.70%	2.05%	1.91%	2.26%
2015	7	22.792	23.873	165	0.39%	1.70%	2.05%	6.15%	6.52%
2014	7	21.471	22.412	158	0.32%	1.70%	2.05%	10.40%	10.78%
2013	9	19.448	20.230	171	0.97%	1.70%	2.05%	31.50%	31.95%

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(6) Unit Values and Financial Highlights:

	At December 31,				For the year ended December 31,
				Net Assets	Investment
	Units	Unit Fair Value		(1)	Income	Expense Ratio (3)		Total Return (4)
	(000s)	Lowest	Highest	(000s)	Ratio (2)	Lowest	Highest	Lowest	Highest
Deutsche Core Equity VIP A
2017	2,330	$21.172	$26.990	$50,550	1.33%	1.00%	2.05%	18.60%	19.82%
2016	3,244	17.739	22.525	58,655	1.29%	1.00%	2.05%	8.27%	9.39%
2015	4,051	16.281	20.591	67,119	1.01%	1.00%	2.05%	3.13%	4.21%
2014	6,453	15.686	19.760	102,506	1.08%	1.00%	2.05%	9.58%	10.72%
2013	7,181	14.224	17.847	103,440	1.44%	1.00%	2.05%	34.57%	35.97%
Deutsche Core Equity VIP B
2017	3	$26.501	$27.948	$93	0.87%	1.70%	2.05%	18.27%	18.67%
2016	3	22.407	23.550	75	1.12%	1.70%	2.05%	8.04%	8.41%
2015	3	20.739	21.723	73	0.50%	1.70%	2.05%	2.80%	3.16%
2014	4	20.174	21.058	93	0.90%	1.70%	2.05%	9.28%	9.65%
2013	5	18.461	19.204	94	1.36%	1.70%	2.05%	34.35%	34.81%
Deutsche CROCI® International VIP A
2017	1,411	$11.199	$16.210	$16,336	8.31%	1.00%	2.25%	19.29%	20.76%
2016	2,060	9.310	13.424	19,716	9.10%	1.00%	2.25%	-1.47%	-0.26%
2015	2,591	9.371	13.458	24,823	5.16%	1.00%	2.25%	-7.56%	-6.42%
2014	3,289	10.054	14.381	33,698	1.78%	1.00%	2.25%	-13.71%	-12.64%
2013	3,284	11.554	16.462	38,687	5.07%	1.00%	2.25%	17.58%	19.04%
Deutsche CROCI® International VIP B
2017	2	$13.650	$14.395	$34	6.78%	1.70%	2.05%	19.33%	19.74%
2016	2	11.439	12.023	29	9.77%	1.70%	2.05%	-1.53%	-1.19%
2015	3	11.617	12.168	31	3.96%	1.70%	2.05%	-7.61%	-7.29%
2014	3	12.573	13.124	36	1.51%	1.70%	2.05%	-13.75%	-13.45%
2013	3	14.578	15.165	43	4.98%	1.70%	2.05%	17.60%	18.00%
Deutsche Global Small Cap VIP A
2017	884	$33.311	$33.311	$29,453	N/A	1.40%	1.40%	18.37%	18.37%
2016	1,304	28.141	28.141	36,701	0.35%	1.40%	1.40%	0.17%	0.17%
2015	1,695	28.094	28.094	47,619	1.14%	1.40%	1.40%	-0.24%	-0.24%
2014	2,506	28.160	28.160	70,580	0.89%	1.40%	1.40%	-5.45%	-5.45%
2013	2,671	29.784	29.784	79,556	0.63%	1.40%	1.40%	34.07%	34.07%

Deutsche Variable Series II:
Deutsche Global Equity VIP A
2017	5,467	$2.945	$21.281	$29,891	0.56%	1.00%	2.05%	21.56%	22.82%
2016	6,519	2.423	17.447	31,849	0.71%	1.00%	2.05%	3.99%	5.06%
2015	7,438	2.330	16.721	35,702	0.63%	1.00%	2.05%	-3.73%	-2.72%
2014	9,212	2.420	17.308	51,733	1.78%	1.00%	2.05%	-0.89%	0.14%
2013	9,983	2.442	17.404	54,799	2.39%	1.00%	2.05%	16.92%	18.13%

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(6) Unit Values and Financial Highlights:

	At December 31,				For the year ended December 31,
				Net Assets	Investment
	Units	Unit Fair Value		(1)	Income	Expense Ratio (3)		Total Return (4)
	(000s)	Lowest	Highest	(000s)	Ratio (2)	Lowest	Highest	Lowest	Highest
Deutsche International Growth VIP A (5)
2017	683	$23.217	$23.217	$15,865	0.42%	1.40%	1.40%	23.74%	23.74%
2016	950	18.763	18.763	17,816	0.77%	1.40%	1.40%	2.28%	2.28%
2015	1,234	18.344	18.344	22,645	0.96%	1.40%	1.40%	-2.59%	-2.59%
2014	1,803	18.832	18.832	33,951	1.04%	1.40%	1.40%	-1.27%	-1.27%
2013	1,900	19.074	19.074	36,234	1.32%	1.40%	1.40%	20.39%	20.39%
Deutsche International Growth VIP B (6)
2017	3	$22.429	$23.654	$63	0.08%	1.70%	2.05%	22.75%	23.17%
2016	2	18.271	19.203	47	0.51%	1.70%	2.05%	1.31%	1.66%
2015	2	18.035	18.890	46	0.47%	1.70%	2.05%	-3.53%	-3.20%
2014	2	18.696	19.515	42	0.65%	1.70%	2.05%	-2.25%	-1.91%
2013	2	19.125	19.895	43	1.07%	1.70%	2.05%	19.18%	19.59%
Deutsche Global Income Builder VIP A
2017	9,403	$3.321	$18.319	$103,315	3.10%	1.00%	2.25%	13.98%	15.39%
2016	10,981	2.913	15.985	105,887	4.03%	1.00%	2.25%	4.47%	5.76%
2015	12,580	2.782	15.219	116,520	3.34%	1.00%	2.25%	-3.61%	-2.42%
2014	14,994	2.858	15.705	147,861	3.12%	1.00%	2.25%	1.55%	2.80%
2013	16,870	2.787	15.382	160,873	2.08%	1.00%	2.25%	14.06%	15.47%
Deutsche Government & Agency Securities VIP A
2017	3,511	$1.555	$17.348	$19,113	2.82%	1.00%	2.25%	-0.56%	0.67%
2016	4,608	1.563	17.301	27,583	3.08%	1.00%	2.25%	-1.07%	0.15%
2015	6,126	1.580	17.344	37,512	3.06%	1.00%	2.25%	-2.22%	-1.01%
2014	7,035	1.616	17.591	52,359	2.43%	1.00%	2.25%	2.98%	4.25%
2013	8,086	1.569	16.941	55,847	3.09%	1.00%	2.25%	-5.18%	-4.00%
Deutsche Government & Agency Securities VIP B
2017	9	$12.020	$12.677	$111	2.10%	1.70%	2.05%	-0.72%	-0.38%
2016	9	12.108	12.725	109	2.72%	1.70%	2.05%	-1.23%	-0.89%
2015	9	12.259	12.840	118	2.43%	1.70%	2.05%	-2.37%	-2.03%
2014	9	12.556	13.106	118	2.02%	1.70%	2.05%	2.84%	3.20%
2013	10	12.209	12.700	124	2.69%	1.70%	2.05%	-5.19%	-4.87%
Deutsche Government Money Market Portfolio A (5)
2017	8,520	$0.851	$16.855	$28,321	0.45%	0.00%	2.25%	-1.75%	0.45%
2016	9,489	0.866	17.097	34,765	0.05%	0.00%	2.25%	-2.14%	0.06%
2015	12,361	0.885	17.412	51,196	0.01%	0.00%	2.25%	-2.19%	0.02%
2014	15,934	0.905	17.741	73,011	0.01%	0.00%	2.25%	-2.19%	0.02%
2013	13,401	0.925	18.077	77,349	0.01%	0.00%	2.25%	-2.19%	0.02%
Deutsche High Income VIP A
2017	3,867	$1.679	$22.086	$44,754	6.41%	1.00%	2.25%	5.15%	6.44%
2016	4,709	1.596	20.830	53,576	6.10%	1.00%	2.25%	10.39%	11.75%
2015	5,389	1.446	18.714	57,348	7.27%	1.00%	2.25%	-6.54%	-5.38%
2014	6,895	1.547	19.857	83,150	6.94%	1.00%	2.25%	-0.76%	0.47%
2013	8,505	1.559	19.843	102,294	7.18%	1.00%	2.25%	5.54%	6.84%

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(6) Unit Values and Financial Highlights:

	At December 31,				For the year ended December 31,
				Net Assets	Investment
	Units	Unit Fair Value		(1)	Income	Expense Ratio (3)		Total Return (4)
	(000s)	Lowest	Highest	(000s)	Ratio (2)	Lowest	Highest	Lowest	Highest
Deutsche High Income VIP B
2017	1	$21.451	$22.623	$16	5.43%	1.70%	2.05%	5.06%	5.42%
2016	1	20.418	21.459	17	5.11%	1.70%	2.05%	10.42%	10.79%
2015	1	18.492	19.368	20	6.06%	1.70%	2.05%	-6.86%	-6.54%
2014	1	19.853	20.722	23	8.20%	1.70%	2.05%	-0.81%	-0.47%
2013	2	20.015	20.820	38	9.44%	1.70%	2.05%	5.28%	5.65%
Deutsche CROCI® U.S. VIP (17)
2017	7,300	$3.299	$22.178	$96,052	1.74%	1.00%	2.05%	20.42%	21.67%
2016	9,631	2.740	18.300	113,020	0.89%	1.00%	2.05%	-6.30%	-5.33%
2015	12,042	2.924	19.408	156,494	1.71%	1.00%	2.05%	-8.74%	-7.79%
2014	16,681	3.204	21.132	257,567	1.71%	1.00%	2.05%	8.49%	9.62%
2013	18,359	2.953	19.354	257,170	1.98%	1.00%	2.05%	28.26%	29.60%
Deutsche CROCI® U.S. VIP B (7)
2017	8	$19.176	$20.223	$164	1.18%	1.70%	2.05%	20.00%	20.41%
2016	9	15.980	16.795	140	0.66%	1.70%	2.05%	-6.53%	-6.21%
2015	9	17.097	17.908	151	1.15%	1.70%	2.05%	-9.03%	-8.72%
2014	9	18.794	19.618	168	1.46%	1.70%	2.05%	8.14%	8.51%
2013	10	17.380	18.079	182	1.80%	1.70%	2.05%	27.92%	28.36%
Deutsche Small Mid Cap Growth VIP A
2017	7,439	$2.098	$26.387	$59,223	0.12%	1.00%	2.25%	19.44%	20.91%
2016	9,687	1.757	21.974	74,757	N/A	1.00%	2.25%	6.68%	8.00%
2015	11,606	1.647	20.487	87,773	N/A	1.00%	2.25%	-3.08%	-1.88%
2014	14,332	1.699	21.024	120,539	N/A	1.00%	2.25%	3.37%	4.65%
2013	15,859	1.643	20.229	127,103	0.12%	1.00%	2.25%	39.64%	41.37%
Deutsche Small Mid Cap Value VIP A
2017	5,889	$4.300	$42.218	$60,980	0.82%	1.00%	2.25%	8.10%	9.43%
2016	7,324	3.970	38.675	80,883	0.54%	1.00%	2.25%	14.32%	15.73%
2015	8,529	3.466	33.499	86,381	0.34%	1.00%	2.25%	-4.07%	-2.88%
2014	10,175	3.606	34.579	121,112	0.81%	1.00%	2.25%	3.21%	4.48%
2013	11,800	3.487	33.178	132,732	1.14%	1.00%	2.25%	32.27%	33.90%
Deutsche Small Mid Cap Value VIP B
2017	4	$32.621	$37.537	$146	0.35%	1.70%	2.05%	7.93%	8.30%
2016	5	30.226	34.662	141	0.21%	1.70%	2.05%	14.14%	14.53%
2015	5	26.482	30.265	141	N/A	1.70%	2.05%	-4.18%	-3.85%
2014	5	27.636	31.476	152	0.46%	1.70%	2.05%	2.98%	3.34%
2013	6	26.836	30.459	162	0.87%	1.70%	2.05%	31.99%	32.45%
Deutsche Multisector Income VIP A
2017	607	$2.150	$20.104	$9,252	0.99%	1.25%	2.05%	4.65%	5.47%
2016	875	2.039	19.090	13,805	7.74%	1.25%	2.05%	-1.52%	-0.74%
2015	1,143	2.054	19.261	18,807	5.05%	1.25%	2.05%	-4.96%	-4.21%
2014	1,945	2.144	20.138	35,589	5.03%	1.25%	2.05%	0.17%	0.97%
2013	2,179	2.124	19.976	39,556	5.71%	1.25%	2.05%	-3.03%	-2.27%

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(6) Unit Values and Financial Highlights:

	At December 31,				For the year ended December 31,
				Net Assets	Investment
	Units	Unit Fair Value		(1)	Income	Expense Ratio (3)		Total Return (4)
	(000s)	Lowest	Highest	(000s)	Ratio (2)	Lowest	Highest	Lowest	Highest
Deutsche Investments VIT Funds:
Deutsche Equity 500 Index VIP A
2017	3,082	$23.067	$23.067	$71,087	2.12%	1.40%	1.40%	19.86%	19.86%
2016	4,894	19.245	19.245	94,185	1.85%	1.40%	1.40%	10.07%	10.07%
2015	5,191	17.484	17.484	90,752	1.84%	1.40%	1.40%	-0.27%	-0.27%
2014	7,044	17.530	17.530	123,490	1.77%	1.40%	1.40%	11.83%	11.83%
2013	6,903	15.677	15.677	108,209	1.76%	1.40%	1.40%	30.11%	30.11%
Deutsche Equity 500 Index VIP B2
2017	-	$20.369	$21.247	$10	1.35%	1.70%	2.05%	18.64%	19.04%
2016	-	17.169	17.848	8	1.63%	1.70%	2.05%	8.97%	9.35%
2015	-	15.755	16.323	7	0.46%	1.70%	2.05%	-1.27%	-0.93%
2014	2	15.957	16.475	29	1.44%	1.70%	2.05%	10.73%	11.11%
2013	2	14.411	14.827	26	1.39%	1.70%	2.05%	28.80%	29.24%

Dreyfus Investment Portfolios:
Dreyfus I.P. Mid Cap Stock A
2017	923	$34.297	$34.297	$31,659	1.27%	1.40%	1.40%	13.79%	13.79%
2016	1,501	30.141	30.141	45,227	0.93%	1.40%	1.40%	13.87%	13.87%
2015	1,837	26.468	26.468	48,623	0.71%	1.40%	1.40%	-3.64%	-3.64%
2014	2,661	27.467	27.467	73,099	1.01%	1.40%	1.40%	10.54%	10.54%
2013	2,912	24.848	24.848	72,358	1.39%	1.40%	1.40%	33.13%	33.13%
Dreyfus I.P. Mid Cap Stock SC
2017	148	$29.676	$35.541	$4,987	0.84%	1.00%	2.25%	12.52%	13.90%
2016	148	26.374	31.203	4,395	0.81%	1.00%	2.25%	12.67%	14.06%
2015	149	23.408	27.356	3,904	0.45%	1.00%	2.25%	-4.66%	-3.48%
2014	153	24.552	28.342	4,159	0.75%	1.00%	2.25%	9.30%	10.65%
2013	141	22.418	25.613	3,464	0.92%	1.00%	2.25%	31.74%	33.36%

The Dreyfus Sustainable U.S. Equity Fund:
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. I-S (8)
2017	194	$15.005	$57.321	$4,815	1.29%	1.00%	2.25%	12.80%	14.19%
2016	265	13.191	50.196	5,399	1.18%	1.00%	2.25%	7.95%	9.28%
2015	310	12.119	45.932	5,717	1.20%	1.00%	2.25%	-5.33%	-4.15%
2014	491	12.694	47.922	8,659	0.97%	1.00%	2.25%	10.96%	12.33%
2013	449	11.346	42.662	7,464	1.17%	1.00%	2.25%	31.39%	33.01%
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. S-S (9)
2017	-	$22.287	$23.504	$4	0.93%	1.70%	2.05%	12.74%	13.12%
2016	-	19.769	20.777	4	0.99%	1.70%	2.05%	7.87%	8.24%
2015	-	18.327	19.195	3	0.81%	1.70%	2.05%	-5.36%	-5.03%
2014	-	19.364	20.212	4	0.85%	1.70%	2.05%	10.86%	11.24%
2013	-	17.467	18.170	3	1.00%	1.70%	2.05%	31.31%	31.76%

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(6) Unit Values and Financial Highlights:

	At December 31,				For the year ended December 31,
				Net Assets	Investment
	Units	Unit Fair Value		(1)	Income	Expense Ratio (3)		Total Return (4)
	(000s)	Lowest	Highest	(000s)	Ratio (2)	Lowest	Highest	Lowest	Highest

Fidelity Variable Insurance Products Fund:
Fidelity VIP Asset Manager
2017	78	$39.268	$47.209	$3,461	1.86%	1.00%	2.05%	11.82%	12.98%
2016	83	35.118	41.786	3,261	1.39%	1.00%	2.05%	1.01%	2.05%
2015	96	34.768	40.946	3,708	1.61%	1.00%	2.05%	-1.87%	-0.85%
2014	101	35.431	41.297	3,963	1.47%	1.00%	2.05%	3.71%	4.79%
2013	113	34.164	39.411	4,240	1.49%	1.00%	2.05%	13.38%	14.56%
Fidelity VIP Contrafund
2017	804	$58.163	$91.559	$68,007	1.00%	1.00%	2.25%	19.20%	20.67%
2016	880	48.793	75.873	61,891	0.78%	1.00%	2.25%	5.64%	6.94%
2015	958	46.190	70.950	63,223	1.00%	1.00%	2.25%	-1.54%	-0.33%
2014	1,091	46.915	71.182	72,502	0.93%	1.00%	2.25%	9.48%	10.84%
2013	1,202	42.851	64.223	72,231	1.06%	1.00%	2.25%	28.40%	29.99%
Fidelity VIP Equity Income
2017	319	$44.579	$75.204	$21,871	1.65%	1.00%	2.25%	10.42%	11.78%
2016	360	40.373	67.279	22,125	2.18%	1.00%	2.25%	15.43%	16.85%
2015	410	34.977	57.576	21,591	3.12%	1.00%	2.25%	-6.08%	-4.92%
2014	452	37.240	60.552	25,193	2.74%	1.00%	2.25%	6.33%	7.64%
2013	513	35.024	56.253	26,434	2.50%	1.00%	2.25%	25.33%	26.88%
Fidelity VIP Growth
2017	238	$68.659	$128.587	$28,108	0.22%	1.00%	2.25%	32.17%	33.80%
2016	262	51.947	96.104	23,174	0.04%	1.00%	2.25%	-1.41%	-0.19%
2015	294	52.691	96.291	26,114	0.26%	1.00%	2.25%	4.82%	6.11%
2014	323	50.270	90.743	27,055	0.19%	1.00%	2.25%	8.85%	10.20%
2013	348	46.182	82.347	26,521	0.28%	1.00%	2.25%	33.34%	34.99%
Fidelity VIP Index 500
2017	208	$310.530	$373.330	$71,514	1.77%	1.00%	2.05%	19.28%	20.51%
2016	225	260.346	309.787	64,424	1.43%	1.00%	2.05%	9.62%	10.76%
2015	240	237.501	279.705	61,921	1.93%	1.00%	2.05%	-0.70%	0.33%
2014	268	239.179	278.782	69,021	1.60%	1.00%	2.05%	11.29%	12.45%
2013	292	214.915	247.924	66,213	1.85%	1.00%	2.05%	29.59%	30.93%
Fidelity VIP Index 500 - SC
2017	8	$27.459	$321.176	$2,379	1.50%	1.25%	2.25%	18.74%	19.91%
2016	10	23.080	267.842	2,509	1.30%	1.25%	2.25%	9.13%	10.21%
2015	11	21.107	243.033	2,512	1.79%	1.25%	2.25%	-1.14%	-0.17%
2014	11	21.309	243.436	2,677	1.40%	1.25%	2.25%	10.80%	11.89%
2013	13	19.195	217.562	2,672	1.54%	1.25%	2.25%	29.01%	30.28%

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(6) Unit Values and Financial Highlights:

	At December 31,				For the year ended December 31,
				Net Assets	Investment
	Units	Unit Fair Value		(1)	Income	Expense Ratio (3)		Total Return (4)
	(000s)	Lowest	Highest	(000s)	Ratio (2)	Lowest	Highest	Lowest	Highest

Franklin Templeton Variable Insurance Products Trust:
Franklin Mutual Global Discovery VIP Fund CL 2
2017	517	$29.303	$35.094	$17,322	1.78%	1.00%	2.25%	6.22%	7.53%
2016	573	27.588	32.638	17,913	1.59%	1.00%	2.25%	9.71%	11.07%
2015	641	25.145	29.386	18,097	2.86%	1.00%	2.25%	-5.77%	-4.60%
2014	697	26.685	30.804	20,703	2.11%	1.00%	2.25%	3.38%	4.66%
2013	761	25.812	29.431	21,661	2.20%	1.00%	2.25%	24.81%	26.35%
Franklin Mutual Shares VIP Fund CL 2
2017	162	$21.802	$26.112	$4,031	2.19%	1.00%	2.25%	5.97%	7.28%
2016	195	20.574	24.340	4,546	1.92%	1.00%	2.25%	13.51%	14.91%
2015	213	18.125	21.182	4,328	3.13%	1.00%	2.25%	-7.03%	-5.88%
2014	234	19.495	22.504	5,061	1.95%	1.00%	2.25%	4.77%	6.06%
2013	280	18.608	21.218	5,739	2.01%	1.00%	2.25%	25.44%	26.99%
Franklin Rising Dividends VIP Fund CL 2
2017	252	$27.002	$32.339	$7,790	1.54%	1.00%	2.25%	17.91%	19.37%
2016	301	22.900	27.092	7,819	1.39%	1.00%	2.25%	13.50%	14.90%
2015	326	20.177	23.579	7,386	1.43%	1.00%	2.25%	-5.77%	-4.60%
2014	385	21.412	24.717	9,168	1.31%	1.00%	2.25%	6.33%	7.65%
2013	394	20.137	22.961	8,739	1.56%	1.00%	2.25%	26.84%	28.41%
Franklin Small Cap Value VIP Fund CL 2
2017	138	$34.176	$40.932	$5,350	0.51%	1.00%	2.25%	8.22%	9.56%
2016	162	31.579	37.360	5,767	0.79%	1.00%	2.25%	27.33%	28.90%
2015	180	24.801	28.984	4,987	0.64%	1.00%	2.25%	-9.43%	-8.30%
2014	211	27.381	31.608	6,408	0.60%	1.00%	2.25%	-1.64%	-0.42%
2013	235	27.838	31.743	7,204	1.30%	1.00%	2.25%	33.24%	34.89%
Franklin Strategic Income VIP Fund CL 2
2017	276	$16.565	$19.839	$5,220	2.87%	1.00%	2.25%	2.26%	3.53%
2016	312	16.198	19.163	5,722	3.97%	1.00%	2.25%	5.57%	6.87%
2015	463	15.343	17.930	7,969	6.07%	1.00%	2.25%	-5.98%	-4.82%
2014	427	16.320	18.839	7,741	5.78%	1.00%	2.25%	-0.38%	0.85%
2013	472	16.382	18.679	8,507	6.47%	1.00%	2.25%	1.04%	2.29%
Franklin U.S. Government Securities VIP Fund CL 2
2017	113	$11.140	$13.342	$1,442	2.27%	1.00%	2.25%	-0.88%	0.34%
2016	119	11.240	13.297	1,512	2.31%	1.00%	2.25%	-1.55%	-0.33%
2015	178	11.416	13.341	2,283	2.41%	1.00%	2.25%	-1.74%	-0.52%
2014	191	11.618	13.411	2,466	2.67%	1.00%	2.25%	1.11%	2.36%
2013	211	11.490	13.102	2,670	2.76%	1.00%	2.25%	-4.39%	-3.21%
Templeton Developing Markets VIP Fund CL 2
2017	107	$30.400	$36.409	$3,702	1.02%	1.00%	2.25%	37.33%	39.02%
2016	112	22.137	26.189	2,794	0.81%	1.00%	2.25%	14.87%	16.28%
2015	116	19.272	22.522	2,504	2.16%	1.00%	2.25%	-21.37%	-20.40%
2014	131	24.511	28.294	3,562	1.50%	1.00%	2.25%	-10.41%	-9.30%
2013	150	27.189	31.194	4,527	1.93%	1.00%	2.25%	-3.10%	-1.90%

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(6) Unit Values and Financial Highlights:

	At December 31,				For the year ended December 31,
				Net Assets	Investment
	Units	Unit Fair Value		(1)	Income	Expense Ratio (3)		Total Return (4)
	(000s)	Lowest	Highest	(000s)	Ratio (2)	Lowest	Highest	Lowest	Highest

Invesco Variable Insurance Funds
Invesco V.I. Diversified Dividend Fund Series I
2017	82	$11.566	$13.853	$1,080	1.51%	1.00%	2.25%	6.19%	7.50%
2016	107	10.891	12.887	1,323	1.50%	1.00%	2.25%	12.29%	13.68%
2015	87	9.699	11.336	945	1.71%	1.00%	2.25%	-0.18%	1.06%
2014	92	9.717	11.218	989	1.58%	1.00%	2.25%	10.35%	11.71%
2013	102	8.805	10.042	990	2.54%	1.00%	2.25%	28.15%	29.74%
Invesco V.I. Global Health Care Fund Series I
2017	75	$25.343	$30.352	$2,162	0.38%	1.00%	2.25%	13.29%	14.68%
2016	91	22.371	26.466	2,296	N/A	1.00%	2.25%	-13.40%	-12.34%
2015	135	25.834	30.190	3,917	N/A	1.00%	2.25%	0.89%	2.14%
2014	109	25.605	29.557	3,099	N/A	1.00%	2.25%	17.04%	18.49%
2013	109	21.877	24.946	2,614	0.71%	1.00%	2.25%	37.45%	39.15%
Invesco V.I. Global Real Estate Fund Series I
2017	145	$27.453	$32.880	$4,538	3.13%	1.00%	2.25%	10.57%	11.93%
2016	162	24.829	29.374	4,540	1.61%	1.00%	2.25%	-0.20%	1.03%
2015	179	24.878	29.074	4,979	3.23%	1.00%	2.25%	-3.65%	-2.46%
2014	208	25.820	29.806	5,955	1.61%	1.00%	2.25%	12.10%	13.49%
2013	226	23.033	26.264	5,716	3.75%	1.00%	2.25%	0.45%	1.70%
Invesco V.I. Managed Volatility Fund Series I
2017	522	$17.726	$35.533	$10,561	1.33%	1.00%	2.25%	8.13%	9.47%
2016	826	16.257	32.460	14,819	1.69%	1.00%	2.25%	8.19%	9.52%
2015	1,009	14.903	29.638	16,426	1.56%	1.00%	2.25%	-4.31%	-3.12%
2014	1,601	15.444	30.592	26,403	2.99%	1.00%	2.25%	17.92%	19.38%
2013	1,490	12.989	25.627	20,813	4.19%	1.00%	2.25%	8.32%	9.66%

Janus Henderson Series:
Janus Henderson Balanced Portfolio I-S (13)
2017	936	$52.883	$78.012	$67,811	1.60%	1.00%	2.25%	15.83%	17.26%
2016	1,026	45.655	66.529	63,573	2.17%	1.00%	2.25%	2.31%	3.57%
2015	1,132	44.625	64.236	67,966	1.61%	1.00%	2.25%	-1.59%	-0.38%
2014	1,233	45.348	64.478	74,470	1.74%	1.00%	2.25%	6.12%	7.43%
2013	1,333	42.732	60.016	75,144	1.53%	1.00%	2.25%	17.51%	18.97%
Janus Henderson Enterprise Portfolio I-S (11)
2017	580	$73.267	$100.720	$54,536	0.26%	1.00%	2.25%	24.63%	26.16%
2016	634	58.790	79.833	47,337	0.15%	1.00%	2.25%	9.90%	11.25%
2015	692	53.496	71.759	46,570	0.65%	1.00%	2.25%	1.74%	3.00%
2014	742	52.581	69.669	48,663	0.16%	1.00%	2.25%	10.05%	11.41%
2013	812	47.779	62.534	47,854	0.50%	1.00%	2.25%	29.47%	31.07%

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(6) Unit Values and Financial Highlights:

	At December 31,				For the year ended December 31,
				Net Assets	Investment
	Units	Unit Fair Value		(1)	Income	Expense Ratio (3)		Total Return (4)
	(000s)	Lowest	Highest	(000s)	Ratio (2)	Lowest	Highest	Lowest	Highest
Janus Henderson Forty Portfolio I-S (15)
2017	12	$29.646	$29.646	$353	N/A	1.40%	1.40%	28.52%	28.52%
2016	12	23.067	23.067	283	0.94%	1.40%	1.40%	0.78%	0.78%
2015	37	22.888	22.888	838	1.28%	1.40%	1.40%	10.67%	10.67%
2014	44	20.681	20.681	912	0.15%	1.40%	1.40%	7.23%	7.23%
2013	58	19.286	19.286	1,114	0.70%	1.40%	1.40%	29.42%	29.42%
Janus Henderson Global Research Portfolio I-S (12)
2017	683	$42.121	$57.068	$36,419	0.82%	1.00%	2.25%	24.24%	25.77%
2016	774	33.902	45.373	32,906	1.06%	1.00%	2.25%	-0.18%	1.06%
2015	865	33.962	44.899	36,524	0.67%	1.00%	2.25%	-4.44%	-3.25%
2014	946	35.539	46.409	41,374	1.07%	1.00%	2.25%	5.08%	6.38%
2013	1,041	33.820	43.625	42,922	1.20%	1.00%	2.25%	25.60%	27.16%
Janus Henderson Research Portfolio I-S (10)
2017	515	$39.322	$57.147	$27,502	0.40%	1.00%	2.25%	25.08%	26.62%
2016	583	31.438	45.133	24,662	0.53%	1.00%	2.25%	-1.71%	-0.49%
2015	643	31.984	45.356	27,416	0.65%	1.00%	2.25%	3.03%	4.30%
2014	697	31.044	43.485	28,591	0.35%	1.00%	2.25%	10.51%	11.88%
2013	775	28.092	38.869	28,477	0.78%	1.00%	2.25%	27.47%	29.05%
Janus Henderson Mid Cap Value Portfolio S-S (14)
2017	116	$32.818	$39.304	$4,323	0.64%	1.00%	2.25%	11.14%	12.51%
2016	120	29.529	34.934	3,989	0.86%	1.00%	2.25%	16.16%	17.59%
2015	136	25.421	29.709	3,867	1.05%	1.00%	2.25%	-5.81%	-4.64%
2014	147	26.989	31.155	4,396	1.26%	1.00%	2.25%	6.05%	7.37%
2013	161	25.448	29.018	4,495	1.13%	1.00%	2.25%	23.04%	24.56%

JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond
2017	23	$13.082	$15.017	$334	2.24%	1.25%	2.25%	1.30%	2.30%
2016	40	12.914	14.680	567	2.73%	1.25%	2.25%	-0.13%	0.86%
2015	41	12.931	14.555	575	3.52%	1.25%	2.25%	-1.11%	-0.13%
2014	45	13.075	14.574	635	3.87%	1.25%	2.25%	2.61%	3.63%
2013	46	12.743	14.064	636	5.10%	1.25%	2.25%	-3.64%	-2.69%
JPMorgan Insurance Trust Intrepid MidCap (18)
2017	-	$24.187	$28.527	$-	N/A	1.00%	2.25%	4.10%	4.59%
2016	131	23.234	27.275	3,452	0.74%	1.00%	2.25%	9.57%	10.93%
2015	152	21.204	24.588	3,605	0.68%	1.00%	2.25%	-7.94%	-6.80%
2014	177	23.034	26.383	4,507	0.60%	1.00%	2.25%	13.32%	14.72%
2013	177	20.327	22.999	3,954	1.06%	1.00%	2.25%	37.50%	39.20%
JPMorgan Insurance Trust Mid Cap Value
2017	206	$26.826	$31.879	$6,277	0.75%	1.00%	2.25%	11.27%	12.64%
2016	259	24.109	28.302	7,052	0.87%	1.00%	2.25%	12.18%	13.56%
2015	295	21.492	24.922	7,076	1.03%	1.00%	2.25%	-4.80%	-3.62%
2014	319	22.575	25.858	7,967	0.79%	1.00%	2.25%	12.58%	13.97%
2013	386	20.053	22.688	8,483	1.06%	1.00%	2.25%	29.39%	30.99%

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(6) Unit Values and Financial Highlights:

	At December 31,				For the year ended December 31,
				Net Assets	Investment
	Units	Unit Fair Value		(1)	Income	Expense Ratio (3)		Total Return (4)
	(000s)	Lowest	Highest	(000s)	Ratio (2)	Lowest	Highest	Lowest	Highest
JPMorgan Insurance Trust Small Cap Core
2017	113	$32.468	$43.540	$4,627	0.32%	1.00%	2.25%	12.70%	14.09%
2016	130	28.753	38.163	4,659	0.49%	1.00%	2.25%	17.58%	19.03%
2015	151	24.407	32.062	4,570	0.15%	1.00%	2.25%	-7.37%	-6.22%
2014	179	26.296	34.188	5,816	0.14%	1.00%	2.25%	7.19%	8.51%
2013	198	24.486	31.507	5,942	0.52%	1.00%	2.25%	39.17%	40.89%
JPMorgan Insurance Trust US Equity
2017	37	$25.499	$30.304	$1,075	1.04%	1.00%	2.25%	19.65%	21.12%
2016	34	21.312	25.019	808	1.07%	1.00%	2.25%	8.50%	9.84%
2015	49	19.642	22.777	1,084	1.15%	1.00%	2.25%	-1.36%	-0.13%
2014	47	19.912	22.808	1,027	0.89%	1.00%	2.25%	11.40%	12.77%
2013	46	17.875	20.224	903	0.80%	1.00%	2.25%	33.22%	34.87%

Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation
2017	67	$22.407	$26.836	$1,704	0.01%	1.00%	2.25%	23.73%	25.25%
2016	74	18.110	21.425	1,521	0.11%	1.00%	2.25%	-4.57%	-3.39%
2015	95	18.977	22.178	2,013	N/A	1.00%	2.25%	1.00%	2.25%
2014	121	18.790	21.691	2,536	0.17%	1.00%	2.25%	12.60%	13.99%
2013	127	16.688	19.029	2,332	0.77%	1.00%	2.25%	26.58%	28.15%
Oppenheimer Discovery Mid Cap Growth Fund S-S
2017	46	$25.435	$30.462	$1,342	N/A	1.00%	2.25%	25.64%	27.19%
2016	48	20.245	23.951	1,097	N/A	1.00%	2.25%	-0.16%	1.07%
2015	59	20.277	23.697	1,340	N/A	1.00%	2.25%	4.01%	5.29%
2014	48	19.496	22.506	1,046	N/A	1.00%	2.25%	3.20%	4.48%
2013	62	18.891	21.541	1,298	N/A	1.00%	2.25%	32.64%	34.28%
Oppenheimer Global Fund S-S
2017	526	$33.859	$40.552	$20,323	0.74%	1.00%	2.25%	33.33%	34.97%
2016	589	25.395	30.044	16,927	0.75%	1.00%	2.25%	-2.35%	-1.14%
2015	662	26.006	30.392	19,306	1.11%	1.00%	2.25%	1.39%	2.65%
2014	733	25.649	29.608	20,885	0.86%	1.00%	2.25%	-0.19%	1.05%
2013	799	25.697	29.302	22,564	1.17%	1.00%	2.25%	24.20%	25.73%
Oppenheimer Global Strategic Income VA
2017	225	$15.267	$18.285	$3,918	1.91%	1.00%	2.25%	3.71%	4.99%
2016	260	14.721	17.416	4,323	4.86%	1.00%	2.25%	3.93%	5.22%
2015	293	14.164	16.553	4,655	5.77%	1.00%	2.25%	-4.64%	-3.46%
2014	347	14.853	17.146	5,721	3.87%	1.00%	2.25%	0.24%	1.48%
2013	382	14.818	16.896	6,227	4.65%	1.00%	2.25%	-2.56%	-1.35%
Oppenheimer Main Street
2017	146	$24.971	$29.907	$4,173	1.04%	1.00%	2.25%	14.08%	15.48%
2016	173	21.890	25.897	4,270	0.87%	1.00%	2.25%	8.86%	10.20%
2015	195	20.109	23.500	4,390	0.64%	1.00%	2.25%	0.84%	2.09%
2014	229	19.942	23.020	5,053	0.58%	1.00%	2.25%	7.97%	9.31%
2013	265	18.469	21.060	5,378	0.83%	1.00%	2.25%	28.55%	30.14%

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(6) Unit Values and Financial Highlights:

	At December 31,				For the year ended December 31,
				Net Assets	Investment
	Units	Unit Fair Value		(1)	Income	Expense Ratio (3)		Total Return (4)
	(000s)	Lowest	Highest	(000s)	Ratio (2)	Lowest	Highest	Lowest	Highest
Oppenheimer Main Street Small Cap Fund S-S
2017	210	$35.009	$41.929	$8,368	0.65%	1.00%	2.25%	11.41%	12.79%
2016	221	31.424	37.176	7,840	0.24%	1.00%	2.25%	15.09%	16.51%
2015	238	27.304	31.908	7,276	0.64%	1.00%	2.25%	-8.16%	-7.02%
2014	255	29.730	34.319	8,395	0.64%	1.00%	2.25%	9.20%	10.55%
2013	288	27.225	31.044	8,593	0.69%	1.00%	2.25%	37.53%	39.23%

PIMCO Variable Insurance Trust:
PIMCO Foreign Bond (USD-Hedged) ADM
2017	1	$20.517	$20.517	$15	4.70%	1.40%	1.40%	1.35%	1.35%
2016	1	20.244	20.244	15	1.19%	1.40%	1.40%	5.01%	5.01%
2015	1	19.279	19.279	23	2.36%	1.40%	1.40%	-1.09%	-1.09%
2014	3	19.492	19.492	50	1.88%	1.40%	1.40%	9.62%	9.62%
2013	4	17.781	17.781	67	1.86%	1.40%	1.40%	-0.89%	-0.89%
PIMCO Low Duration ADM
2017	2	$15.113	$15.113	$36	1.34%	1.40%	1.40%	-0.05%	-0.05%
2016	2	15.121	15.121	36	1.37%	1.40%	1.40%	0.00%	0.00%
2015	3	15.120	15.120	44	3.37%	1.40%	1.40%	-1.07%	-1.07%
2014	5	15.284	15.284	76	1.12%	1.40%	1.40%	-0.54%	-0.54%
2013	6	15.367	15.367	98	1.46%	1.40%	1.40%	-1.51%	-1.51%

Voya Global Resources Trust:
Voya Global Equity Portfolio
2017	281	$12.118	$13.575	$3,693	2.11%	1.00%	2.05%	20.97%	22.22%
2016	318	10.018	11.107	3,427	2.59%	1.00%	2.05%	3.64%	4.72%
2015	370	9.666	10.606	3,823	1.20%	1.00%	2.05%	-7.22%	-6.43%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Voya Investors Trust:
VY JPMorgan Emerging Markets Equity Portfolio Class I
2017	166	$28.186	$31.937	$5,109	0.68%	1.00%	2.05%	40.49%	41.94%
2016	178	20.063	22.500	3,882	1.45%	1.00%	2.05%	10.99%	12.14%
2015	215	18.076	20.064	4,190	1.53%	1.00%	2.05%	-17.26%	-16.40%
2014	242	21.846	23.999	5,655	1.21%	1.00%	2.05%	-0.91%	0.12%
2013	261	22.047	23.970	6,099	1.10%	1.00%	2.05%	-7.39%	-6.43%

(1) Net Assets equals Contract Owners’ Equity. N/A is noted if the subaccount is not an investment option in the applicable period.

(2) This ratio represents dividends recorded by the subaccount from the underlying mutual fund divided by the average net assets. This ratio excludes the Expense Ratio. N/A is noted if the fund did not pay any dividends or subaccount ceased as an investment option.

(3) This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of contract owner units are excluded. N/A is noted if the subaccount is not an investment option in the applicable period.

ZALICO Variable Annuity Separate Account of Zurich American Life Insurance Company

Notes to Financial Statements

(6) Unit Values and Financial Highlights:

(4) Total return is calculated using the beginning and ending unit value (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated. The Archway product has total returns outside the ranges provided that do not correspond to the minimum or maximum expense ratio. This product invests in shares at the fund level that typically experience additional expenses. This can result in a lower subaccount total return than another product with a higher rider expense ratio. Total returns for periods of less than one year are not annualized. N/A is noted if the subaccount is not an investment option in the applicable period.

(5) Effective October 2, 2017 name changed from Deutsche Global Growth VIP A.

(6) Effective October 2, 2017 name changed from Deutsche Global Growth VIP B.

(7) Effective May 1, 2017 name changed from Deutsche Large Cap Value VIP B.

(8) Effective May 1, 2017 name changed from Dreyfus Socially Responsible Growth Fund.

(9) Effective May 1, 2017 name changed from Dreyfus Socially Responsible Growth Fund SC.

(10) Effective June 5, 2017 name changed from Janus Aspen Janus Portfolio I-S.

(11) Effective June 5, 2017 name changed from Janus Aspen Enterprise Portfolio I-S.

(12) Effective June 5, 2017 name changed from Janus Aspen Global Research Portfolio I-S.

(13) Effective June 5, 2017 name changed from Janus Aspen Balance Portfolio.

(14) Effective June 5, 2017 name changed from Janus Aspen Perkins Mid Cap Value Portfolio.

(15) Effective June 5, 2017 name changed from Janus Aspen Forty Portfolio.

(16) Effective October 2, 2017 name changed from Deutsche Unconstrained Income VIP.

(17) Effective May 1, 2017 name changed from Deutsche Large Cap Value VIP A.

(18) For the period (cessation of operations): January 1, 2017 to May 19, 2017- JP Morgan Insurance Trust Intrepid MidCap ceased operations.

(7) Subsequent Events:

The Separate Account has evaluated the effects of events subsequent to December 31, 2017 and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in the financial statements, as applicable.

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